As filed with the U.S. Securities and Exchange Commission on November 13, 2026

Securities Act File No. 333-249926

Investment Company Act File No. 811-23617

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.
Post-Effective Amendment No. 37
AND
THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 40

TCW ETF Trust

(Exact Name of Registrant as Specified in its Charter)

515 South Flower Street
Los Angeles, CA 90071

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (213) 244-0000

Richard Villa

TCW Investment Management Company LLC

515 South Flower Street,

Los Angeles, CA 90071

(Name and address of agent for service)

Copies to:

Peter Davidson

TCW Investment Management Company LLC

515 South Flower Street

Los Angeles, CA 90071

Brian McCabe
Ropes & Gray LLP
800 Boylston Street
Boston MA 02199

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

It is proposed that this filing become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)
☐	on [date] pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)
☐	on [date] pursuant to paragraph (a)
☒	75 days after filing pursuant to paragraph (a)(2)
☐	on [date] pursuant to paragraph (a)(2) of rule 485.

If appropriate check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

This Post-Effective Amendment No. 37 to the Registration Statement of TCW ETF Trust on Form N-1A (File No. 333-249926) is being filed pursuant to Rule 485(a) under the Securities Act of 1933, as amended, to include a prospectus and statement of additional information relating to TCW Mid Cap Value ETF, a new series of the Registrant. No information contained herein is intended to amend or supersede any prior filing relating to any other series of the Registrant.

SUBJECT TO COMPLETION, DATED NOVEMBER 13, 2026.
THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

TCW

Prospectus

[ ], 2026

TCW ETF Trust

TCW Mid Cap Value ETF [ ]

This prospectus provides important information about TCW Mid Cap Value ETF (the "Fund") that you should know before investing. Please read it carefully and keep it for future reference. These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The Fund is a newly organized fund created to acquire the assets and liabilities of TCW Relative Value Mid Cap Fund (the "Predecessor Mutual Fund") in a reorganization (the "Reorganization") that has been approved by the Predecessor Mutual Fund's Board of Trustees. The Predecessor Mutual Fund will be considered the accounting and tax survivor of the Reorganization, and accordingly, certain performance information, financial highlights, and other information relating to the Predecessor Mutual Fund have been included in the Fund's prospectus and presented as if the Reorganization had been consummated.

Shares of the Fund are listed and traded on [ ].

Fund shareholder reports are made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. You may elect to receive all future Fund reports in paper free of charge. Please contact your financial intermediary to inform them that you wish to receive paper copies of Fund shareholder reports and for details about whether your election to receive reports in paper will apply to all funds held with your financial intermediary.

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FUND SUMMARY — TCW MID CAP VALUE ETF (THE “FUND”)

Investment Objective: The Fund’s investment objective is to seek to provide long-term capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses(1)
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	[ ]	%
Distribution and Service Fees	[ ]	%
Other Expenses(2)	[ ]	%
Total Annual Fund Operating Expenses	[ ]	%

(1)	The investment advisory agreement between TCW ETF Trust (the “Trust”) and TCW Investment Management Company LLC (“TCW” or the “Adviser”) (the “Investment Advisory Agreement”) provides that the Adviser will pay all operating expenses of the Fund, except the management fees, interest expenses, taxes, expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, distribution fees or expenses, litigation expenses and any extraordinary expenses.
(2)	Estimated for the current fiscal year.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$[ ]	$[ ]	$[ ]	$[ ]

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the expense example, affect the Fund’s performance. During the most recent fiscal year ended October 31, 2026, the Predecessor Mutual Fund portfolio turnover rate was [   ]%.

Principal Investment Strategies:

This Fund is an actively managed exchange-traded fund (“ETF”). Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of mid-cap value companies. Equity securities may include common stock, preferred stock, securities convertible into common or preferred stock, stock futures contracts, and stock index futures contracts. The Adviser considers “mid-cap” companies to be those that have a market capitalization within the range of market capitalizations of companies included in an appropriate third-party mid-cap-oriented index, and considers “value” companies to be those that (i) are included in an appropriate third-party value-oriented index; or (ii) the Adviser believes exhibit the characteristics of a value company. When assessing value companies, the Adviser may consider a variety of factors, including, but not limited to financial metrics that are characteristic of value companies, such as a company’s price-to-book, price-to-earnings, price-to-sales, or price-to-cash flow ratios, or a company’s dividend yield, compared to that of the Russell Midcap® Index.  The Adviser may also consider whether the company has reasonable prospects for growth that are not reflected in its share price.

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The portfolio managers analyze economic and market conditions and identify securities that the portfolio managers believe will make the best investments in the pursuit of the Fund’s investment objective. In selecting the Fund’s investments, the portfolio managers sometimes consider the extent to which businesses have leaders who prudently manage financially material risks to their business and demonstrate appropriate corporate governance in the management of their business. Additionally, the portfolio managers consider various factors including:

●	a company’s market capitalization;

●	a company’s price-to-book;

●	a company’s price-to-earnings;

●	a company’s price-to-sales;

●	a company’s price-to-cash flow; and/or

●	a company’s dividend yield.

The Fund invests mostly in what the portfolio managers believe are “value companies.” The portfolio managers seek to identify those companies that have fallen out of favor and whose stock is selling below what the portfolio managers believe is its real value. The portfolio managers look for those stocks with a potential catalyst, such as new products/ markets restructuring/cost-cutting, or management, which may trigger an increase in their values.

Portfolio securities may be sold for a number of reasons, including when a company fails to meet expectations or when the portfolio managers believe that (i) there has been a deterioration in the underlying fundamentals of a company, (ii) the intermediate- and long-term prospects for a company are poor, (iii) another security may offer a better investment opportunity, (iv) an individual security has reached its sell target, or (v) the portfolio should be rebalanced for diversification or portfolio weighting purposes.

Principal Investment Risks:

As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”) per share, trading price, yield, total return and ability to meet its investment objective.

ETF Structure Risks. The Fund is structured as an ETF and is subject to special risks, including:

Not Individually Redeemable. Shares are not individually redeemable by retail investors and may be redeemed from the Fund only by Authorized Participants at NAV in large blocks known as “Creation Units.” An Authorized Participant may incur brokerage costs purchasing enough shares to constitute a Creation Unit.

Trading Issues. An active trading market for the Fund’s shares may not be developed or maintained. Trading in shares on the [   ] may be halted due to market conditions or for reasons that, in the view of the [   ], make trading in shares inadvisable, such as extraordinary market volatility. There can be no assurance that shares will continue to meet the listing requirements of the [   ]. If the Fund’s shares are traded outside a collateralized settlement system, the number of financial institutions that can act as Authorized Participants that can post collateral on an agency basis is limited, which may limit the market for the Fund’s shares. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, shares may trade at a material discount to NAV and possibly face delisting: (i) Authorized Participants exit the business or otherwise become unable to process creation and/or redemption orders and no other Authorized Participants step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

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Market Price Variance Risk. The market price of the Fund’s shares will fluctuate in response to changes in NAV and supply and demand for shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly. This means that shares may trade at a discount to NAV.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruptions in the creation/redemption process. Any of these factors, among others, may lead to the Fund’s shares trading at a premium or discount to NAV. Additionally, in stressed market conditions, the market for the ETF shares may become less liquid in response to deteriorating liquidity in the markets for a Fund’s portfolio holdings, which may cause a significant variance in the market price of the ETF shares and their underlying value as well as an increase in the ETF shares’ bid-ask spread.

Fluctuation of Net Asset Value Risk. The NAV of the Fund’s shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the Fund’s shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Fund’s shares on the [   ]. The Adviser cannot predict whether the shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the Fund’s shares will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings trading individually or in the aggregate at any point in time.

Authorized Participant Concentration Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting.

Equity Securities Risk. Equity securities are subject to changes in value, and their values may be more volatile than those of other asset classes. The net asset value of the Fund will fluctuate based on changes in the value of the equity securities held by the Fund. Equity prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions

Market Risk. The Fund could lose money over short periods due to short term market movements and over longer periods during more prolonged market downturns. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on a Fund and its investments and could result in increased premiums or discounts to a Fund’s NAV.

Mid-Capitalization Companies Risk. Stock prices of mid-capitalization companies may be more volatile than those of large capitalization companies and, therefore, a Fund’s Share price may be more volatile than those of funds that invest a larger percentage of their assets in stocks issued by large capitalization companies. Stock prices of mid- capitalization companies are also more vulnerable than those of large capitalization companies to adverse business or economic developments, and the stocks of mid-capitalization companies may be less liquid, making it more difficult for the Funds to buy and sell them. In addition, mid-capitalization companies generally have less diverse product lines than large capitalization companies and are more susceptible to adverse developments related to their products.

Price Volatility Risk. The value of the Fund’s investment portfolio will change as the prices of its investments go up or down.

Value Investing Risk. Undervalued stocks may not realize their perceived value for extended periods of time or may never realize their perceived value. Value stocks may respond differently to market and other developments than other types of stocks. The value investment style may be out of favor or may not produce the best results over short or longer time periods and may increase the volatility of the Fund’s share price. Value-oriented funds typically underperform when growth investing is in favor.

Issuer Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. Changes in the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.

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Liquidity Risk. Lack of a ready market or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price. The liquidity of the Fund’s assets may change over time.

Real Estate Sector Risk. The real estate sector includes companies involved in commercial, residential and industrial real estate and includes shares of real estate investment trusts (“REITs”) and other real estate related securities. Property values or revenues from real estate investments may fall due to many different factors, including: disruptions to real estate sales markets, increased vacancies or declining rents, negative economic developments affecting businesses or individuals, increased real estate operating costs, lower real estate demand, oversupply, obsolescence, competition, uninsured casualty losses, condemnation losses, environmental liabilities, the failure of borrowers to repay loans in a timely manner, changes in prevailing interest rates or rates of inflation, lack of available credit or changes in federal or state taxation policies affecting real estate. The price of a real estate company’s securities may also drop because of dividend reductions, lowered credit ratings, poor company management, or other factors that affect companies in general.

Active Management Risk. The Fund is actively managed, which means that investment decisions are made based on the Adviser’s investment views. There is no guarantee that the investment views will produce the desired results or expected returns, which may cause the Fund to fail to meet its investment objective or to underperform its benchmark index or funds with similar investment objectives and strategies. Furthermore, active trading that can accompany active management may result in high portfolio turnover, which may have a negative impact on performance. Active trading may result in higher brokerage costs or mark-up charges, which are ultimately passed on to shareholders of the Fund. Active trading may also result in adverse tax consequences.

Securities Selection Risk. The securities held by the Fund may underperform those held by other funds investing in the same asset class or benchmarks that are representative of the asset class because of the portfolio managers’ choice of securities.

Cybersecurity Risk. Failures or breaches of the electronic systems of a Fund, a Fund’s Adviser, distributor and other service providers, market makers, Authorized Participants or the issuers of securities in which a Fund invests have the ability to cause disruptions, negatively impact a Fund’s business operations and/or potentially result in financial losses to a Fund and its shareholders. While each Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. Furthermore, a Fund cannot control the cybersecurity plans and systems of its other service providers, market makers, Authorized Participants or issuers of securities in which the Fund invests

Foreign Securities Risk. The Fund may have exposure to foreign markets as a result of its investments in foreign securities and securities denominated in foreign currencies. Investments in non-U.S. securities involve certain risks that may not be present with investments in U.S. securities. For example, investments in non-U.S. securities may be subject to risk of loss due to foreign currency fluctuations or to political or economic instability. There may be less information publicly available about a non-U.S. issuer than a U.S. issuer. Non-U.S. issuers may be subject to different accounting, auditing, financial reporting and investor protection standards than U.S. issuers. Investments in non-U.S. securities may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. Because legal systems differ, there is also the possibility that there may not be protection against failure by other parties to complete transactions, and that it will be difficult to obtain or enforce legal judgments in certain countries. It may not be possible for the Fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. Additionally, where all or a portion of the Fund’s underlying securities are traded in a market that is closed when the market in which the Fund shares are listed and trading is open, there may be changes between the last quote from its closed foreign market and the value of such security during the Fund’s domestic trading day. Each of these factors can make investments in the Fund more volatile and potentially less liquid than other types of investments.

Performance: The following bar chart and table provide some indication of the risks of investing in the Fund. The Fund is adopting the performance of the Predecessor Mutual Fund as the result of the Reorganization. Prior to the Reorganization, the Fund had not yet commenced operations. The bar chart shows changes in the Predecessor Mutual Fund’s performance from year to year (represented by the performance of the Predecessor Mutual Fund’s Class I Shares). The table shows how the Predecessor Mutual Fund’s average annual returns (represented by the average annual returns of the Predecessor Mutual Fund’s [Class I] Shares) for 1-, 5- and 10-years compared with those of an appropriate broad-based securities market index and additional securities market indexes. Had the Predecessor Mutual Fund been structured as an ETF, its performance may have differed. The Fund’s (and the Predecessor Mutual Fund’s) past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information will be available at no cost by visiting https://tcw.com or by calling (866) 364-1383.

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AVERAGE ANNUAL TOTAL RETURNS*

(For the period ended December 31, 2026)

[To be updated by amendement.]

*	For the period shown in the bar chart above:

Best Quarter	(quarter ended [ ])	[ ]%
Worst Quarter	(quarter ended [ ])	[ ]%

	1 Year		5 Years		10 Years
Return Before Taxes	[ ]	%	[ ]	%	[ ]	%
Return After Taxes on Distributions	[ ]	%	[ ]	%	[ ]	%
Return After Taxes on Distributions and Sale of Fund Shares	[ ]	%	[ ]	%	[ ]	%(1)
[S&P Index](1)	[ ]	%	[ ]	%	[ ]	%
[Russell MidCap® Value Index](2)	[ ]	%	[ ]	%	[ ]	%

(1)	The Fund has adopted this broad-based index as its primary benchmark index in response to regulatory requirements.
(2)	The Russell MidCap® Value Index, the Fund’s secondary benchmark index, measures the performance of those companies in the Russell MidCap® Index with lower price-to-book ratios and lower forecasted growth values.

The Predecessor Mutual Fund’s fiscal year end is October 31. The Fund’s fiscal year end is October 31. The Predecessor Mutual Fund’s most recent quarterly return (since the end of the last fiscal year) through the end of the most recent quarter (October 31, 2026) was [   ]%.

Investment Adviser: TCW Investment Management Company LLC is the investment adviser to the Fund.

Portfolio Managers: Iman Brivanlou, PhD and Matthew J. Spahn are jointly and primarily responsible for the day-to-day management of the Fund. Mr. Brivanlou and Mr. Spahn have each been a portfolio manager of the Fund since inception. Mr. Brivanlou was a portfolio manager of the Predecessor Mutual Fund since 2024. Mr. Spahn was a portfolio manager of the Predecessor Mutual Fund since 2025.

Purchase and Sale of Fund Shares: The Fund is an exchange-traded fund (commonly referred to as an “ETF”). The Fund will issue and redeem shares at NAV only in large blocks of shares (each block of shares is called a “Creation Unit”). Creation Units are issued and redeemed for cash and/or in-kind for securities. Individual shares of the Fund may only be bought and sold in the secondary market through a broker-dealer. Because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).

Tax Information: The Fund’s distributions generally will be taxable as ordinary income or long-term capital gains. A sale of shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay certain intermediaries for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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More Information About the Fund

This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund, including information on the Fund’s net asset value, market price, premiums and discounts and bid-ask spreads, can be found at https://tcw.com.

TCW is the investment adviser to the Fund. Shares of the Fund are listed for trading on the [   ]. The market price for a share of the Fund may be different from the Fund’s most recent NAV.

ETFs are funds that trade like other publicly traded securities. Similar to shares of a mutual fund, each share of the Fund represents an ownership interest in an underlying portfolio of securities and other instruments. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants and only in aggregations of a specified number of shares. Also, unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

For temporary purposes, the Fund may also borrow money (subject to certain regulatory conditions) through a bank line of credit, including a joint committed credit facility, or interfund borrowing from affiliated mutual funds, in order to meet redemption requests.

The Fund invests in the debt securities markets. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, the Adviser or any of its affiliates.

The Fund’s investment objective may be changed without shareholder approval.

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ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

Investment Objective:

The Fund’s investment objective is to seek to provide long-term capital appreciation.

Principal Investment Strategies:

This Fund is an actively managed exchange-traded fund (“ETF”). Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of mid-cap value companies. Equity securities may include common stock, preferred stock, securities convertible into common or preferred stock, stock futures contracts, and stock index futures contracts. The Adviser considers “mid-cap” companies to be those that have a market capitalization within the range of market capitalizations of companies included in an appropriate third-party mid-cap-oriented index, and considers “value” companies to be those that (i) are included in an appropriate third-party value-oriented index; or (ii) the Adviser believes exhibit the characteristics of a value company. When assessing value companies, the Adviser may consider a variety of factors, including, but not limited to financial metrics that are characteristic of value companies, such as a company’s price-to-book, price-to-earnings, price-to-sales, or price-to-cash flow ratios, or a company’s dividend yield, compared to that of the Russell Midcap® Index.  The Adviser may also consider whether the company has reasonable prospects for growth that are not reflected in its share price.

The portfolio managers analyze economic and market conditions and identify securities that the portfolio managers believe will make the best investments in the pursuit of the Fund’s investment objective. In selecting the Fund’s investments, the portfolio managers sometimes consider the extent to which businesses have leaders who prudently manage financially material risks to their business and demonstrate appropriate corporate governance in the management of their business. Additionally, the portfolio managers consider various factors including:

●	a company’s market capitalization;

●	a company’s price-to-book;

●	a company’s price-to-earnings;

●	a company’s price-to-sales;

●	a company’s price-to-cash flow; and/or

●	a company’s dividend yield.

The Fund invests mostly in what the portfolio managers believe are “value companies.” The portfolio managers seek to identify those companies that have fallen out of favor and whose stock is selling below what the portfolio managers believe is its real value. The portfolio managers look for those stocks with a potential catalyst, such as new products/ markets restructuring/cost-cutting, or management, which may trigger an increase in their values.

Portfolio securities may be sold for a number of reasons, including when a company fails to meet expectations or when the portfolio managers believe that (i) there has been a deterioration in the underlying fundamentals of a company, (ii) the intermediate- and long-term prospects for a company are poor, (iii) another security may offer a better investment opportunity, (iv) an individual security has reached its sell target, or (v) the portfolio should be rebalanced for diversification or portfolio weighting purposes.

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Principal Investment Risks

The Fund, by itself, generally is not intended to provide a complete investment program. Investment in the Fund is intended to serve as part of a diversified portfolio of investments. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The value of your investment in the Fund changes with the values of the investments in the Fund’s portfolio. Many things can affect those values. Factors that may have an important or significant effect on the Fund’s portfolio as a whole are called “Principal Risks.” The Principal Risks of the Fund are identified in the foregoing Fund Summary and are described in this section. The order of the below risk factors does not indicate the significance of any principal risk factor. Although the Fund strives to reach its stated goals, it cannot offer guaranteed results. The value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund.

The SAI contains further information about the Fund, its investments, and related risks.

ETF Structure Risks. The Fund is structured as an ETF and is subject to special risks, including:

Not Individually Redeemable. Shares are not individually redeemable by retail investors and may be redeemed from the Fund only by Authorized Participants at NAV in large blocks known as “Creation Units.” An Authorized Participant may incur brokerage costs purchasing enough shares to constitute a Creation Unit.

Trading Issues. An active trading market for the Fund’s shares may not be developed or maintained. Trading in shares on the [   ] may be halted due to market conditions or for reasons that, in the view of the [   ], make trading in shares inadvisable, such as extraordinary market volatility. There can be no assurance that shares will continue to meet the listing requirements of the [   ]. If the Fund’s shares are traded outside a collateralized settlement system, the number of financial institutions that can act as Authorized Participants that can post collateral on an agency basis is limited, which may limit the market for the Fund’s shares. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, shares may trade at a material discount to NAV and possibly face delisting: (i) Authorized Participants exit the business or otherwise become unable to process creation and/or redemption orders and no other Authorized Participants step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Market Price Variance Risk. The market price of a Fund’s shares will fluctuate in response to changes in NAV and supply and demand for shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly. This means that shares may trade at a discount to NAV.

●	In times of market stress, market makers may step away from their role of market making in shares of ETFs and in executing trades, which can lead to differences between the market value of a Fund’s shares and the Fund’s NAV.

●	To the extent Authorized Participants exit the business or are unable to process creations or redemptions and no other Authorized Participant can step in to do so, there may be a significantly reduced trading market in a Fund’s shares, which can lead to differences between the market value of the Fund’s shares and the Fund’s NAV.

●	The market price for a Fund’s shares may deviate from the Fund’s NAV, particularly during times of market stress, with the result that investors may pay significantly more or receive significantly less for the Fund’s shares than the Fund’s net asset value, which is reflected in the bid and ask price for the Fund’s shares or in the closing price.

●	When all or a portion of an ETF’s underlying securities trade in a market that is closed when the market for the Fund’s shares is open, there may be changes from the last quote of the closed market and the quote from the Fund’s domestic trading day, which could lead to differences between the market value of the Fund’s shares and the Fund’s NAV.

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●	In stressed market conditions, the market for a Fund’s shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Fund’s shares may, in turn, lead to differences between the market value of the Fund’s shares and the Fund’s NAV.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruptions in the creation/redemption process. The market price of the Fund’s shares also will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. Any of these factors, among others, may lead to the Fund’s shares trading at a premium or discount to NAV. There may be times when the market price and the NAV vary significantly.

●	Absence of Active Market. Although shares of each Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained by market makers or Authorized Participants.

●	Risk of Secondary Listings. A Fund’s shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund’s primary listing is maintained and may otherwise be made available to non-U.S. investors through funds or structured investment vehicles similar to depositary receipts. There can be no assurance that a Fund’s shares will continue to trade on any such stock exchange or in any market or that a Fund’s shares will continue to meet the requirements for listing or trading on any exchange or in any market. A Fund’s shares may be less actively traded in certain markets than in others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

●	Secondary Market Trading Risk. Shares of a Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.

Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or for other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the stock exchange or market.

Shares of a Fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility and price decreases associated with being sold short. In stressed market conditions, the market for a Fund’s shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of a Fund’s shares may, in turn, lead to differences between the market value of the Fund’s shares and the Fund’s NAV.

●	Shares of a Fund May Trade at Prices Other Than NAV. Shares of a Fund trade on stock exchanges at prices at, above or below the Fund’s most recent NAV. The NAV of a Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of a Fund’s shares fluctuate continuously throughout trading hours based on both market supply of and demand for Fund shares and the underlying value of the Fund’s portfolio holdings or NAV. As a result, the trading prices of a Fund’s shares may deviate significantly from NAV during periods of market volatility, with the result that investors may pay significantly more or receive significantly less for Fund shares than the Fund’s net asset value, which is reflected in the bid and ask price for Fund shares or in the closing price. Any of these factors, among others, may lead to a Fund’s shares trading at a premium or discount to NAV. However, because shares can be created and redeemed in Creation Units at NAV, the Adviser believes that large discounts or premiums to the NAV of a Fund are not likely to be sustained over the long term (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs). While the creation/redemption feature is designed to make it more likely that a Fund’s shares normally will trade on stock exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, including disruptions at market makers, Authorized Participants, or other market participants, and during periods of significant market volatility, may result in trading prices for shares of a Fund that differ significantly from its NAV. Authorized Participants may be less willing to create or redeem Fund shares if there is a lack of an active market for such shares or its underlying investments, which may contribute to a Fund’s shares trading at a premium or discount to NAV.

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●	Costs of Buying or Selling Fund Shares. Buying or selling Fund shares on an exchange involves two types of costs that apply to all securities transactions. When buying or selling shares of a Fund through a broker, you will likely incur a brokerage commission and other charges. In addition, you may incur the cost of the “spread”; that is, the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The spread, which varies over time for shares of a Fund based on trading volume and market liquidity, is generally narrower if the Fund has more trading volume and market liquidity and wider if the Fund has less trading volume and market liquidity. In addition, increased market volatility may cause wider spreads. There may also be regulatory and other charges that are incurred as a result of trading activity. Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments through a brokerage account. When all or a portion of an ETF’s underlying securities trade in a market that is closed when the market for the Fund’s shares is open, there may be changes from the last quote of the closed market and the quote from the Fund’s domestic trading day, which could lead to differences between the market value of the Fund’s shares and the Fund’s NAV.

Fluctuation of Net Asset Value Risk. The NAV of the Fund’s shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the Fund’s shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Fund’s shares on the [   ]. The Adviser cannot predict whether the shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the Fund’s shares will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings trading individually or in the aggregate at any point in time.

Authorized Participant Concentration Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to a Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting.

Active Management Risk. The Fund is actively managed, which means that investment decisions are made based on the Adviser’s investment views. There is no guarantee that the investment views will produce the desired results or expected returns, which may cause the Fund to fail to meet its investment objective or to underperform its benchmark index or funds with similar investment objectives and strategies. Furthermore, active trading that can accompany active management may result in high portfolio turnover, which may have a negative impact on performance. Active trading may result in higher brokerage costs or mark-up charges, which are ultimately passed on to shareholders of the Fund. Active trading may also result in adverse tax consequences.

Cybersecurity Risk. Failures or breaches of the electronic systems of a Fund, a Fund’s Adviser, distributor and other service providers, market makers, Authorized Participants or the issuers of securities in which a Fund invests have the ability to cause disruptions, negatively impact a Fund’s business operations and/or potentially result in financial losses to a Fund and its shareholders. While each Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. Furthermore, a Fund cannot control the cybersecurity plans and systems of its other service providers, market makers, Authorized Participants or issuers of securities in which the Fund invests

Equity Securities Risk. Equity securities are subject to changes in value, and their values may be more volatile than those of other asset classes. The net asset value of the Fund will fluctuate based on changes in the value of the equity securities held by the Fund. Equity prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.

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Foreign Securities Risk. The Fund may have exposure to foreign markets as a result of its investments in foreign securities and securities denominated in foreign currencies. Investments in non-U.S. securities involve certain risks that may not be present with investments in U.S. securities. For example, investments in non-U.S. securities may be subject to risk of loss due to foreign currency fluctuations or to political or economic instability. There may be less information publicly available about a non-U.S. issuer than a U.S. issuer. Non-U.S. issuers may be subject to different accounting, auditing, financial reporting and investor protection standards than U.S. issuers. Investments in non-U.S. securities may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. Because legal systems differ, there is also the possibility that there may not be protection against failure by other parties to complete transactions, and that it will be difficult to obtain or enforce legal judgments in certain countries. It may not be possible for the Fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. Additionally, where all or a portion of the Fund’s underlying securities are traded in a market that is closed when the market in which the Fund shares are listed and trading is open, there may be changes between the last quote from its closed foreign market and the value of such security during the Fund’s domestic trading day. Each of these factors can make investments in the Fund more volatile and potentially less liquid than other types of investments.

Issuer Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. Changes in the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.

Liquidity Risk. Lack of a ready market or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price. The liquidity of the Fund’s assets may change over time.

Market Risk. The Fund could lose money over short periods due to short term market movements and over longer periods during more prolonged market downturns. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on a Fund and its investments and could result in increased premiums or discounts to a Fund’s NAV.

Market and Geopolitical Events Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in a Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change and climate-related events, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, territorial invasions and global economic sanctions implemented in response, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects. Any such event(s) could have a significant adverse impact on the value and risk profile of a Fund’s portfolio. The novel coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your investment in a Fund. Therefore, a Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments. In times of severe market disruptions, you could lose your entire investment.

Mid-Capitalization Companies Risk. Stock prices of mid-capitalization companies may be more volatile than those of large capitalization companies and, therefore, a Fund’s Share price may be more volatile than those of funds that invest a larger percentage of their assets in stocks issued by large capitalization companies. Stock prices of mid- capitalization companies are also more vulnerable than those of large capitalization companies to adverse business or economic developments, and the stocks of mid-capitalization companies may be less liquid, making it more difficult for the Funds to buy and sell them. In addition, mid-capitalization companies generally have less diverse product lines than large capitalization companies and are more susceptible to adverse developments related to their products.

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Price Volatility Risk. The value of the Fund’s investment portfolio will change as the prices of its investments go up or down.

Real Estate Sector Risk. The real estate sector includes companies involved in commercial, residential and industrial real estate and includes shares of real estate investment trusts (“REITs”) and other real estate related securities. Property values or revenues from real estate investments may fall due to many different factors, including: disruptions to real estate sales markets, increased vacancies or declining rents, negative economic developments affecting businesses or individuals, increased real estate operating costs, lower real estate demand, oversupply, obsolescence, competition, uninsured casualty losses, condemnation losses, environmental liabilities, the failure of borrowers to repay loans in a timely manner, changes in prevailing interest rates or rates of inflation, lack of available credit or changes in federal or state taxation policies affecting real estate. The price of a real estate company’s securities may also drop because of dividend reductions, lowered credit ratings, poor company management, or other factors that affect companies in general.

Securities Selection Risk. The securities held by the Fund may underperform those held by other funds investing in the same asset class or benchmarks that are representative of the asset class because of the portfolio managers’ choice of securities.

Value Investing Risk. Undervalued stocks may not realize their perceived value for extended periods of time or may never realize their perceived value. Value stocks may respond differently to market and other developments than other types of stocks. The value investment style may be out of favor or may not produce the best results over short or longer time periods and may increase the volatility of the Fund’s share price. Value-oriented funds typically underperform when growth investing is in favor.

A Further Discussion of Other Non-Principal Risks

The Fund may also be subject to certain other risks associated with its investments and investment strategies. The order of the below risk factors does not indicate the significance of any particular risk factor.

Event Risk. Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt. As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.

Inside Information Risks. A Fund’s portfolio managers may seek to avoid exposure to material non-public information about the issuers of floating rate loans being considered for purchase by the Fund. Although that inside information could enhance the portfolio managers’ ability to evaluate a potential investment, it would also impair the Fund’s ability to trade that issuer’s securities in compliance with federal securities laws.

Portfolio Holdings Disclosure

A description of the Fund’s policies and procedures regarding the release of portfolio holdings information is available in the Fund’s SAI.

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MANAGEMENT

Adviser

TCW, located at 515 South Flower Street, Los Angeles, CA 90071, serves as the Fund’s investment adviser. The Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended.

For its investment advisory services to the Fund, the Adviser is paid a management fee from the Fund based on a percentage of the Fund’s average daily net assets, at an annual rate of [   ]%. The Adviser may from time to time voluntarily waive and/or reimburse fees or expenses in order to limit total annual fund operating expenses, as may be specified in a separate letter of agreement.

Pursuant to the Investment Advisory Agreement between TCW and the Trust (entered into on behalf of the Fund), TCW is responsible for substantially all expenses of the Fund, except (i) interest and taxes (including, but not limited to, income, excise, transfer and withholding taxes); (ii) expenses of the Fund incurred with respect to the acquisition, holding, voting and/or disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions; (iii) expenses incurred in connection with any distribution plan adopted by the Trust in compliance with Rule 12b-1 under the 1940 Act, including distribution fees; (iv) the advisory fee payable to the Adviser hereunder; and (v) litigation expenses (including fees and expenses of counsel retained by or on behalf of the Trust or the Fund) and any fees, costs or expenses payable by the Trust or the Fund pursuant to indemnification obligations to which the Trust or the Fund may be subject (pursuant to contract or otherwise); and (vi) any extraordinary expenses, as determined by a majority of the Independent Trustees.

A discussion regarding the basis for the Board of Trustees’ approval of the Investment Advisory Agreement with respect to the Fund will be available in the Fund’s first Form N-CSR filing.

Portfolio Managers

Iman Brivanlou, PhD and Matthew J. Spahn are jointly and primarily responsible for the day-to-day management of the Fund. Messrs. Brivanlou and Spahn have each been a portfolio manager of the Fund since inception.

Messrs. Brivanlou and Spahn are Managing Directors at the Adviser. Mr. Brivanlou was a portfolio manager for the Predecessor Mutual Fund since 2024. Mr. Spahn was a portfolio manager for the Predecessor Mutual Fund since 2025.

The Fund’s SAI provides additional information about the Portfolio Managers’ compensation structure, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of shares in the Fund.

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HOW SHARES ARE PRICED

The NAV of shares is determined at the close of regular trading on the [   ] (normally 4:00 p.m. Eastern Time) on each day the [   ] is open. NAV is computed by determining the aggregate market value of all assets of the Fund, less its liabilities, divided by the total number of shares outstanding (assets-liabilities)/number of shares = NAV). The [   ] is closed on weekends and New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV takes into account the expenses and fees of the Fund, including management, administration, and distribution fees, which are accrued daily. The determination of NAV for the Fund for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by the Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the [   ] on that day.

Generally, securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the official closing price on the primary exchange. If there is no official closing price, such securities shall be valued at the last reported sale price on the primary exchange. Securities for which market quotations are not readily available or are deemed unreliable are valued at fair value pursuant to procedures approved by the Board. Securities that are not traded or dealt in any securities exchange (whether domestic or foreign) and for which over-the-counter market quotations are readily available generally shall be valued at the last sale price or, in the absence of a sale, at the mean between the current bid and ask price on such over-the-counter market. Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent (s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Futures, swaps and options contracts listed for trading on a futures or options exchange or board of trade for which market quotations are generally available are valued at the last quoted sale price, or, in the absence of a sale, at the mean of the last bid and ask price. Total return swaps on exchange-listed securities are valued at the last quoted sale price, or, in the absence of a sale, at the mean of the last bid and ask price.

If market quotations are not readily available, securities or other assets will be valued at their fair value as determined in good faith by the Adviser which the Board has appointed as the Fund’s valuation designee pursuant to Rule 2a-5 under the 1940 Act. In these cases, the Fund’s NAV will reflect certain portfolio securities’ fair values rather than their market prices. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security or other asset may be materially different than the value that could be realized upon the sale of that security or other asset. The fair value prices can differ from market prices. The Adviser may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.

The Fund may use independent pricing services to assist in calculating the value of the Fund’s securities or other assets.

With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies registered under the 1940 Act, the Fund’s net asset value is calculated based upon the net asset values of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

Premium/Discount Information

Most investors will buy and sell shares of the Fund in secondary market transactions through brokers at market prices and the Fund’s shares will trade at market prices. The market price of shares of the Fund may be greater than, equal to, or less than NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of shares of the Fund.

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HOW TO BUY AND SELL SHARES

Shares of the Fund are listed for trading on the [   ] under the ticker symbol [  ].

Share prices are reported in dollars and cents per share. Shares can be bought and sold on the secondary market throughout the trading day like other publicly traded shares at their market price, and shares typically trade in blocks smaller than a Creation Unit. There is no minimum investment required. Shares may only be purchased and sold on the secondary market when the [   ] is open for trading. The [   ] is open for trading Monday through Friday and is closed on weekends and the following holidays, as observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

When buying or selling shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.

Authorized Participants may acquire shares directly from the Fund, and Authorized Participants may tender their shares for redemption directly to the Fund, at NAV per share only in large blocks, or Creation Units, of [10,000] shares. Purchases and redemptions directly with the Fund must follow the Fund’s procedures, which are described in the SAI.

The Fund may liquidate and terminate at any time without shareholder approval.

Share Trading Prices

The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV and are affected by market forces such as the supply of and demand for ETF shares and shares of underlying securities held by the Fund, economic conditions and other factors.

Book Entry

Shares are held in book entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book entry or “street name” form.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

Shares can only be purchased and redeemed directly from the Fund in Creation Units by Authorized Participants, and the vast majority of trading shares occurs on the secondary market. Because the secondary market trades do not directly involve the Fund, it is unlikely those trades would cause the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the Fund’s trading costs and the realization of gains or losses. With regard to the purchase or redemption of Creation Units directly with the Fund, to the extent effected in-kind (i.e., for securities), those trades do not cause the harmful effects that may result from frequent cash trades. To the extent trades are effected in whole or in part in cash, those trades could result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective. However, direct trading by Authorized Participants is critical to ensuring that shares trade at or close to NAV. The Fund also employs fair valuation pricing to minimize potential dilution from market timing. In addition, the Fund imposes transaction fees on purchases and redemptions of Fund shares to cover the custodial and other costs incurred by the Fund in effecting trades. These fees increase if an investor substitutes cash in part or in whole for securities, reflecting the fact that the Fund’s trading costs increase in those circumstances. Given this structure, the Fund has determined that it is not necessary to adopt policies and procedures to detect and deter market timing of the Fund’s shares.

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DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES

Shares are traded throughout the day in the secondary market on the [   ] on an intra-day basis and are created and redeemed in-kind and/or for cash in Creation Units at each day’s next calculated NAV. In-kind arrangements are designed to protect non-redeeming shareholders from the adverse effects on the Fund’s portfolio that could arise from frequent cash redemption transactions.

Ordinarily, dividends from net investment income, if any, are declared and paid at least annually. The Fund generally distributes its net realized capital gains, if any, to shareholders annually. The Fund may also pay a special distribution at the end of a calendar year to comply with U.S. federal tax requirements.

Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom you purchased shares makes such option available.

Taxes

As with any investment, you should consider how your investment in shares will be taxed. The tax information in this prospectus is provided as general information. You should consult your own tax advisor about the tax consequences of an investment in shares. The Fund has elected, and intends to qualify each year, as a RIC (as defined below) under the Internal Revenue Code of 1986, as amended. As a RIC, the Fund is generally not subject to corporate-level U.S. federal income tax on any net ordinary income or capital gains that are timely distributed to shareholders. However, the Fund’s failure to qualify as a RIC or to meet minimum distribution requirements would result (if certain relief provisions were not available) in corporate-level taxation and, consequently, a reduction in amounts available for distribution to shareholders.

Taxes on Distributions

Distributions of the Fund’s “investment company taxable income” (which is, generally, the Fund’s net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) generally will be taxable as dividend income to U.S. shareholders to the extent of the Fund’s current or accumulated earnings and profits.

In general, your distributions are subject to U.S. federal income tax when they are paid, whether you take them in cash or reinvest them in the Fund (if that option is available). Distributions reinvested in additional shares of the Fund through the means of a dividend reinvestment service, if available, will be taxable to shareholders acquiring the additional shares to the same extent as if such distributions had been received in cash. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses that are properly reported by the Fund as “capital gain dividends” are taxable as long-term capital gains, regardless of how long you have held your Fund shares.

U.S. individuals with income exceeding specified thresholds are subject to a 3.8% Medicare contribution tax on all or a portion of their “net investment income,” which includes interest, dividends, and certain capital gains (generally including capital gains distributions and capital gains realized on the sale of shares). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

In general, your distributions are subject to U.S. federal income tax for the year in which they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year. Distributions are generally taxable even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the shares’ NAV when you purchased your shares).

Distributions in excess of the Fund’s current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the shares and as capital gain thereafter. A distribution will reduce the Fund’s NAV per share and may be taxable to you as ordinary income or capital gain (as described above) even though, from an investment standpoint, the distribution may constitute a return of capital.

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By law, the Fund is required to withhold a portion of your distributions if you have not provided the Fund with a correct Social Security number or other taxpayer identification number and in certain other situations.

If you are neither a resident nor a citizen of the United States or if you are a foreign entity, distributions (other than capital gain dividends) paid to you by the Fund will generally be subject to a U.S. federal withholding tax at the rate of 30% unless a lower treaty rate applies. The Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. federal withholding tax, provided certain other requirements are met.

Taxes on Share Sales

Any capital gain or loss realized upon a sale of shares is generally treated as long-term capital gain or loss if the shares have been held for more than one year and as short-term capital gain or loss if the shares have been held for one year or less. The ability to deduct capital losses from sales of shares may be limited.

Taxes on Purchase and Redemption of Creation Units

An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss equal to the difference between the market value of the Creation Units at the time of the exchange and the sum of the exchanger’s aggregate basis in the securities surrendered plus any cash it pays. An Authorized Participant who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of the securities received plus any cash it receives. The Internal Revenue Service (“IRS”), however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales” or for other reasons. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

Any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the shares have been held for more than one year and as short-term capital gain or loss if the shares have been held for one year or less. Any loss upon a redemption of Creation Units held for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the applicable Authorized Participant of long-term capital gain with respect to the Creation Units (including any amounts credited to the Authorized Participant as undistributed capital gains).

Authorized Participants who are dealers in securities are subject to the U.S. federal tax rules applicable to dealers, which may result in U.S. federal tax consequences to such Authorized Participants different from those set forth above.

If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many Creation Units you purchased or sold and at what price. The Fund is required to report to you and the IRS annually the gross proceeds of Creation Units you redeem and their cost basis.

The foregoing discussion summarizes some of the possible consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your personal tax advisor about the potential tax consequences of an investment in the shares under all applicable tax laws. See “Taxes” in the SAI for more information.

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FUND SERVICE PROVIDERS

State Street Bank & Trust Company (“State Street”), located at One Congress Street, Boston, MA 02114, is the Fund’s administrator, fund accountant, transfer agent and custodian. State Street is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds.

[       ], located at [       ], serves as the Predecessor Mutual Fund’s independent registered public accounting firm and will serve as the Fund’s independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Fund.

Foreside Financial Services, LLC (the “Distributor”), located at 190 Middle Street, Suite 301, Portland, ME 04101, is the distributor for the shares of the Fund. The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

Glass Lewis & Co., LLC, located at 100 Pine Street, Suite 1925, San Francisco, CA 94111, is the independent proxy voting advisory firm for the Fund.

Ropes & Gray LLP, located at 800 Boylston Street, Boston, MA 02199 serves as legal counsel to the Fund.

OTHER INFORMATION

Creations and Redemptions

Prior to trading in the secondary market, shares of the Fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units or multiples thereof. Each “creator” or Authorized Participant has entered into an agreement with the Fund’s distributor. An Authorized Participant is a member or participant of a clearing agency registered with the SEC, which has a written agreement with the Fund or one of its service providers that allows such member or participant to place orders for the purchase and redemption of Creation Units.

A creation transaction, which is subject to acceptance by the Distributor and the relevant Fund, generally takes place when an Authorized Participant deposits into the Fund a designated portfolio of securities, assets or other positions (a “creation basket”), and an amount of cash (including any cash representing the value of substituted securities, assets or other positions), if any, which together approximate the holdings of the Fund in exchange for a specified number of Creation Units. Similarly, shares can be redeemed only in Creation Units, generally for a designated portfolio of securities, assets or other positions (a “redemption basket”) held by the Fund and an amount of cash (including any portion of such securities for which cash may be substituted). The Fund may, in certain circumstances, offer Creation Units partially or solely for cash. Except when aggregated in Creation Units, shares are not redeemable by the Fund. Creation and redemption baskets may differ and the Fund may accept “custom baskets.” More information regarding custom baskets is contained in the Fund’s SAI.

The prices at which creations and redemptions occur are based on the next calculation of NAV after a creation or redemption order is received in an acceptable form under the authorized participant agreement.

Only an Authorized Participant may create or redeem Creation Units with the Fund. Authorized Participants may create or redeem Creation Units for their own accounts or for customers, including, without limitation, affiliates of the Fund.

In the event of a system failure or other interruption, including disruptions at market makers or Authorized Participants, orders to purchase or redeem Creation Units either may not be executed according to the Fund’s instructions or may not be executed at all, or the Fund may not be able to place or change orders.

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To the extent the Fund engages in in-kind transactions, the Fund intends to comply with the U.S. federal securities laws in accepting securities for deposit and satisfying redemptions with redemption securities by, among other means, assuring that any securities accepted for deposit and any securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined in Rule 144A under the Securities Act, will not be able to receive restricted securities eligible for resale under Rule 144A.

Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant that has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Fund’s SAI.

Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the Securities Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters subject to the prospectus delivery and liability provisions of the Securities Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act is available only with respect to transactions on a national securities exchange.

Continuous Offering

The method by which Creation Units of shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of shares are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act, may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent shares and sells the shares directly to customers or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions) and thus dealing with the shares that are part of an overallotment within the meaning of Section 4(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act is only available with respect to transactions on a national exchange.

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Dealers effecting transactions in the shares, whether or not participating in this distribution, are generally required to deliver a prospectus. This is in addition to any obligation of dealers to deliver a prospectus when acting as underwriters.

Householding

Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Distribution

The Distributor or its agent distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is 190 Middle Street, Suite 301, Portland, Maine 04101.

The Adviser and its affiliates make payments to certain broker-dealers, registered investment advisers, banks or other intermediaries (together, “intermediaries”) related to marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems, data provision services, or their making shares of the Fund available to their customers generally and in certain investment programs. Such payments, which may be significant to the intermediary, are not made by the Fund. Rather, such payments are made by the Adviser and its affiliates from their own resources. A financial intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the payments or other financial incentives it is eligible to receive. Therefore, such payments or other financial incentives offered or made to an intermediary create conflicts of interest between the intermediary and its customers and may cause the intermediary to recommend the Fund over another investment. More information regarding these payments is contained in the Fund’s SAI.

Please contact your salesperson or other investment professional for more information regarding any such payments his or her firm may receive from the Adviser.

Additional Notices

Shares are not sponsored, endorsed, or promoted by the [   ]. The [   ] makes no representation or warranty, express or implied, to the owners of shares or to any members of the public regarding the ability of the Fund to generate total return performance. The [   ] is not responsible for, nor has it participated in, the determination of the timing of, prices of, or quantities of shares to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. The [   ] has no obligation or liability to owners of shares in connection with the administration, marketing, or trading of the shares. Without limiting any of the foregoing, in no event shall the [   ] have any liability for any lost profits or indirect, punitive, special, or consequential damages even if notified of the possibility thereof.

Derivative Claims of Shareholders

A shareholder may bring a “derivative” action on behalf of the Trust only if certain demand requirements set out in Delaware law and the Trust’s declaration of trust, as amended (the “Declaration”), are met, including (subject to certain exceptions) that the shareholder first make a demand on the Trustees to bring the action themselves unless an effort to cause the Trustees to bring such an action is not likely to succeed. The Declaration provides that shareholders eligible to bring such derivative actions under Delaware law who hold at least 10% of the outstanding shares of the Trust, or 10% of the outstanding shares of the series of the Trust such as the Fund or class to which such action relates, shall join in the request for the Trustees to commence such action. The Declaration also provides that the Trustees shall be entitled to retain counsel or other advisors in considering the merits of the request and may require an undertaking by the shareholders making such request to reimburse the Trust for the expense of any such advisors in the event that the Trustees determine not to bring such action. In addition to all suits, claims or other actions (collectively, “claims”) that under applicable law must be brought as derivative claims, the Declaration provides that each shareholder of the Trust or any series or class thereof agrees that any claim that affects all shareholders of a series or class equally, that is, proportionately based on their number of shares in such series or class, must be brought as a derivative claim subject to the Declaration irrespective of whether such claim involves a violation of the shareholders’ rights under the Declaration or any other alleged violation of contractual or individual rights that might otherwise give rise to a direct claim. The foregoing provisions generally will not operate to limit rights of actions provided to shareholders under the Federal securities laws and brought by such shareholders. The foregoing is intended only as a summary and is qualified in its entirety by reference to the full text of the Declaration, which is on file with the SEC.

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FINANCIAL HIGHLIGHTS

The Fund is new and has no performance history as of the date of this prospectus. The Fund will acquire all of the assets, subject to the liabilities, of the Predecessor Mutual Fund, a series of TCW Funds, Inc., in the Reorganization. As a result of the Reorganization, the Financial Highlights for the Fund is the financial history of the Predecessor Mutual Fund. The Financial Highlights present the Predecessor Mutual Fund’s [Class I] Shares’ financial performance for the past five years. Certain information reflects financial results for a single Predecessor Mutual Fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the Predecessor Mutual Fund’s [Class I] Shares assuming reinvestment of dividends and capital gains. The information for the past five fiscal years has been audited by [   ], the independent registered public accounting firm for the Predecessor Mutual Fund, whose report, along with the Predecessor Mutual Fund’s financial statements, are included in the Predecessor Mutual Fund’s annual report, which is available upon request.

[To be updated by amendment]

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PRIVACY NOTICE

The Trust is committed to protecting its investors’ privacy in connection with any investment in a series (“Fund”) of the Trust. Because the Trust sells its shares exclusively to Authorized Participants (as defined in the Fund’s registration statement), which are registered broker-dealers, and does not sell shares directly to individual investors, the Trust does not collect or maintain non-public personal information (such as name, address, phone number, social security number, purchases, sales, account balances, mutual fund account information and other personal financial information) about individual investors. Individual investors make investments in the Fund through a financial intermediary, such as, but not limited to, a broker-dealer, bank, or trust company. Thus, the privacy policy of the relevant financial intermediary governs how the individual investor’s non-public personal information can be shared with nonaffiliated third parties. Based on the foregoing, the Trust has not adopted a privacy policy.

Adviser	TCW Investment Management Company LLC 515 South Flower Street Los Angeles, CA 90071	Distributor	Foreside Financial Services, LLC 190 Middle Street, Suite 301 Portland, ME 04101
Administrator	State Street Bank & Trust Company One Congress Street Boston, MA 02114	Independent Registered Public Accounting Firm	[ ]
Custodian & Transfer Agent	State Street Bank & Trust Company One Congress Street Boston, MA 02114	Legal Counsel	Ropes & Gray LLP 800 Boylston Street Boston, MA 02199

Additional information about the Fund is included in the Fund’s SAI dated [       ], 2027. The SAI is incorporated into this prospectus by reference (i.e., legally made a part of this prospectus). The SAI provides more details about the Fund’s policies and management. Additional information about the Fund’s investments will also be available in the Fund’s Annual and Semi-Annual Reports to Shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the prior fiscal period.

To obtain a free copy of the SAI and the Annual and Semi-Annual Reports to Shareholders, or other information about the Fund, or to make shareholder inquiries about the Fund, please call (866) 364-1383. Information relating to the Fund can be found on the website at https://tcw.com. You may also write to:

TCW ETF Trust
515 South Flower Street
Los Angeles, CA 90071

Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.

Investment Company Act File # 811-23617

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SUBJECT TO COMPLETION, DATED NOVEMBER 13, 2026.
THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

TCW

Statement of Additional Information (SAI)

[ ], 2026

TCW ETF Trust

U.S. Equity Funds	Listing Exchange
TCW Mid Cap Value ETF [ ] (the “Fund”)	[ ]

This Statement of Additional Information (“SAI”) is not a prospectus, and should be read in conjunction with the current Prospectus for each of the above-listed series of TCW ETF Trust (the “Trust”), as it may be supplemented from time to time. The Prospectus for the Fund is dated [ ].

The audited financial statements of TCW Relative Value Mid Cap Fund (the “Predecessor Mutual Fund”) within TCW Funds, Inc.’s report to shareholders for the fiscal year ended October 31, 2026, the notes thereto, and the report of TCW Funds, Inc.’s independent registered public accounting firm are incorporated herein by reference to TCW Funds, Inc.’s annual report to shareholders which was filed with the U.S. Securities and Exchange Commission on Form N-CSR on [ ], 2026 (Accession Number: [ ]-[ ]-[ ]).

Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. Copies of the Prospectus, SAI, the Trust’s annual report, and the TCW Funds, Inc.’s annual report may be obtained without charge on the Trust’s website, by writing to the Trust’s Distributor, Foreside Financial Services, LLC, at Three Canal Plaza, Portland, Maine 04101, or by calling the toll free number (866) 364-1383 (9 a.m. to 6 p.m. Eastern Time).

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GENERAL DESCRIPTION OF THE TRUST

TCW ETF Trust (the “Trust”) is an open-end management investment company. The Trust currently consists of thirteen investment portfolios. This Statement of Additional Information (“SAI”) relates to TCW Mid Cap Value ETF (the “Fund”). The Fund is a diversified management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust was formed as a Delaware statutory trust on October 26, 2020. The shares of the Fund are referred to herein as “Shares.” TCW Investment Management Company LLC (“TCW” or the “Adviser”) acts as investment adviser to the Fund.

The Fund offers and issues Shares at their net asset value (“NAV”) only in aggregations of a specified number of Shares (each, a “Creation Unit”). The Fund generally offers and issues Shares in exchange for a basket of securities (“Deposit Securities”) together with the deposit of a specified cash payment (“Cash Component”). The Fund reserves the right to permit or require the substitution of a “cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any Deposit Security. Shares are or will be listed on the [   ] and trade on the [   ] at market prices that may differ from the Shares’ NAV. Shares are also redeemable only in Creation Unit aggregations, primarily for a basket of Deposit Securities together with a Cash Component. A Creation Unit of the Fund generally consists of [10,000] Shares, though this may change from time to time. As a practical matter, only institutions or large investors purchase or redeem Creation Units. Except when aggregated in Creation Units, Shares are not redeemable securities.

Shares may be issued in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with Fund cash at least equal to a specified percentage of the value of the missing Deposit Securities, as set forth in the Participant Agreement (as defined below). The Fund may impose a transaction fee for each creation or redemption. In all cases, such fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities. As in the case of other publicly traded securities, brokers’ commissions on transactions in the secondary market will be based on negotiated commission rates at customary levels.

EXCHANGE LISTING AND TRADING

Shares are listed for trading and trade throughout the day on the [   ].

There can be no assurance that the Fund will continue to meet the requirements of the [   ] necessary to maintain the listing of Shares. The [   ] will consider the suspension of trading in, and will initiate delisting proceedings of, the Shares of the Fund under any of the following circumstances:

(1) the Fund is no longer eligible to operate in reliance on Rule 6c-11 under the 1940 Act, (2) following the initial twelve (12) month period beginning upon the commencement of trading of the Fund, there are fewer than 50 beneficial holders of the Shares for 30 or more consecutive trading days, or (3) such other event shall occur or condition exists that, in the opinion of the [   ], makes further dealings on the [   ] inadvisable. The [   ] will remove the Shares of the Fund from listing and trading upon termination of the Fund.

INVESTMENT RESTRICTIONS AND POLICIES

The Fund has adopted the following investment restrictions as fundamental policies. These restrictions cannot be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities. For purposes of the 1940 Act, a majority of the outstanding voting securities of the Fund means the vote, at an annual or a special meeting of the security holders of the Fund, of the lesser of (1) 67% or more of the voting securities of the Fund present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund. Under these restrictions:

The Fund may not, as a matter of fundamental policy:

1.	Borrow money, except that (a) the Fund may borrow from banks for temporary or emergency (not leveraging) purposes including the meeting of redemption requests that might otherwise require the untimely disposition of securities; and (b) the Fund may enter into futures contracts for hedging purposes subject to the conditions set forth in paragraph 8 below. The total amount borrowed by the Fund at any time will not exceed 30% of the value of the Fund’s total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing is made. As an operating policy, whenever borrowings pursuant to (a) exceed 5% of the value of the Fund’s total assets, the Fund will not purchase any securities.

2.	Issue senior securities as defined in the 1940 Act, provided that the Fund may (a) enter into repurchase agreements; (b) purchase securities on a when-issued or delayed delivery basis; (c) purchase or sell financial futures contracts or options thereon; and (d) borrow money in accordance with the restrictions described in paragraph 1 above.

3.	Underwrite securities of other companies, except insofar as the Fund might be deemed to be an underwriter for purposes of the Securities Act by virtue of disposing of portfolio securities.

4.	Purchase any securities that would cause 25% or more of the value of the Fund’s total assets at the time of purchase to be invested in the securities of any one particular industry or group of industries, provided that this limitation shall not apply to the Fund’s purchase of U.S. government securities. In determining industry classifications for foreign issuers, the Fund will use reasonable classifications that are not so broad that the primary economic characteristics of the companies in a single class are materially different. The Fund will determine such classifications of foreign issuers based on the issuer’s principal or major business activities. In addition, the Fund will look through to the industry weightings of underlying investment companies in applying this restriction.

5.	Invest in real estate, real estate mortgage loans, residual interests in REMICs, oil, gas and other mineral leases (including other universal exploration or development programs), or real estate limited partnerships, except that a Fund may purchase securities backed by real estate or interests therein, or issued by companies, including real estate investment trusts, which invest in real estate or interests therein.

6.	Make loans of cash except by purchasing qualified debt obligations or entering into repurchase agreements.

7.	Invest in commodities or commodities contracts, except that the Fund may enter into futures contracts or purchase related options thereon if, immediately thereafter, the amount committed to margin plus the amount paid for premiums for unexpired options on futures contracts does not exceed 5% of the value of the Fund’s total assets, after taking into account unrealized gains and unrealized losses on such contracts it has entered into, provided, however, that in the case of an option that is in-the-money (the exercise price of the call (put) option is less (more) than the market price of the underlying security) at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. The entry into foreign currency forward contracts shall not be deemed to involve investing in commodities.

8.	With respect to 75 percent of its assets, (a) purchase the securities of any issuer, other than U.S. government securities and securities of other investment companies if as a result more than five percent of the value of the Fund’s total assets would be invested in the securities of the issuer; or, (b) purchase more than 10 percent of the voting securities of any one issuer other than U.S. government securities and securities of other investment companies.

The Fund may, as a matter of fundamental policy:

1.	Effect short sales of securities or maintain a short position only if the Fund at the time of sale either owns or has the right to acquire at no additional cost securities equivalent in kind and amount to those sold.

The following notations are not considered to be part of the Fund’s fundamental investment policies and are subject to change without shareholder approval.

With respect to the fundamental policies relating to concentration set forth above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. The concentration policies above will be interpreted to refer to concentration as that term may be interpreted from time to time. The concentration policies also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. Finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents. Each foreign government will be considered to be a member of a separate industry. With respect to the Fund’s industry classifications, the Fund currently utilizes any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by TCW. The concentration policies also will be interpreted to give broad authority to the Fund as to how to classify issuers within or among industries.

With respect to the fundamental policies relating to borrowing money set forth above, the 1940 Act permits the Fund to borrow money in amounts of up to one-third of the Fund’s total assets from banks for any purpose, and to borrow up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes. (The Fund’s total assets include the amounts being borrowed.) To limit the risks attendant to borrowing, the 1940 Act requires the Fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Borrowing money to increase portfolio holdings is known as “leveraging.” Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowings or involve leverage and thus are subject to the 1940 Act restrictions. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

With respect to the fundamental policies relating to underwriting set forth above, the 1940 Act does not prohibit the Fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, in the case of diversified funds, the 1940 Act permits the Fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the Fund’s underwriting commitments, when added to the value of the Fund’s investments in issuers where the Fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the Securities Act. Although it is not believed that the application of the Securities Act provisions described above would cause the Fund to be engaged in the business of underwriting, the underwriting policies above will be interpreted not to prevent the Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Fund may be considered to be underwriters under the Securities Act or otherwise engaged in the underwriting business to the extent permitted by applicable law.

Non-Fundamental Investment Policies

The Fund has adopted non-fundamental policies not to purchase securities on margin, except that the Fund may obtain any short-term credits necessary for clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts and related options will not be deemed to be a purchase of securities on margin.

The Fund has adopted a non-fundamental investment policy in accordance with Rule 35d-1 under the 1940 Act to invest, under normal market conditions, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of mid-cap value companies. The Fund may change its 80% policy upon 60 days’ notice to shareholders.

The Fund has adopted a non-fundamental policy not to purchase securities of an issuer for the purpose of acquiring control or management thereof.

Investment restrictions based on a percentage of the Fund’s net or total assets generally will be based at the time of investment in a security or instrument, except for investments that would constitute a senior security. Unless otherwise indicated, all limitations under the Fund’s fundamental or non-fundamental investment policies apply only at the time that a transaction is undertaken. Any change in the percentage of the Fund’s assets invested in certain securities or other instruments resulting from market fluctuations or other changes in the Fund’s total assets will not require the Fund to dispose of an investment until the Adviser determines that it is practicable to sell or close out the investment without undue market or tax consequences.

Continuous Offering

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Fund on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent shares and sells such shares directly to customers or if it chooses to couple the creation of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all of the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus delivery obligation with respect to shares of the Fund is reminded that, pursuant to Rule 153 under the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Listing Exchange generally is satisfied by the fact that the prospectus is available at the Listing Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is available only with respect to transactions on an exchange.

General Considerations and Risks

An investment in the Fund should be made with an understanding that the value of the Fund’s portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of securities generally and other factors. While TCW may seek an active ownership approach, such activities may not be successful or, even if successful, the Fund may incur additional costs, or its investment may still lose value. In addition, while TCW intends to seek opportunities to employ its active ownership beliefs, restrictions, corporate policies, regulatory and fiduciary concerns may limit the nature and extent of engagement under certain circumstances and such activities may not be successful.

A fund classified as “diversified” under the 1940 Act may not purchase securities of an issuer (other than (i) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and (ii) securities of other investment companies) if, with respect to 75% of its total assets, (a) more than 5% of the fund’s total assets would be invested in securities of that issuer or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of its total assets, the fund may invest more than 5% of its assets in one issuer. Under the 1940 Act, a fund cannot change its classification from diversified to non-diversified without shareholder approval.

The Fund intends to maintain the required level of diversification and otherwise to conduct its operations so as to qualify as a regulated investment company (“RIC”) for purposes of the Internal Revenue Code of 1986, as amended (the “Code”), and to relieve the Fund of any liability for corporate-level U.S. federal income tax to the extent that its earnings are distributed to shareholders, provided that the Fund satisfies a minimum distribution requirement. Compliance with the diversification and other requirements of the Code may limit the investment flexibility of the Fund and may make it less likely that the Fund will meet its respective investment objective.

In the event that the securities purchased by the Fund are not listed on a national securities exchange, the principal trading market for some may be in the over-the-counter market. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of the Shares will be adversely affected if trading markets for the Fund’s portfolio securities are limited or absent or if bid/ask spreads are wide.

The Adviser currently claims an exclusion from the definition of the term “commodity pool operator” (“CPO”) under the Commodity Exchange Act, as amended (“CEA”), with respect to the Fund pursuant to Commodity Futures Trading Commission (“CFTC”) Rule 4.5, and, therefore, is not subject to registration or regulation as a CPO with respect to the Fund. In order to be eligible to rely on the exclusion, the Fund may enter into futures, options, forwards, and swaps that do not constitute bona fide hedging only if, immediately thereafter, (i) the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the Fund’s liquidation value, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into, and provided that in the case of an option that is in-the-money (the exercise price of the call (put) option is less (more) than the market price of the underlying security or other asset) at the time of purchase, the in-the-money amount may be excluded in computing such 5%; or (ii) the aggregate net notional value of such positions, determined at the time the most recent position was established, does not exceed 100% of the Fund’s liquidation value, after taking into account unrealized profits and unrealized losses on any such positions it has entered into. In the event the Adviser becomes unable or determines that it is no longer desirable to rely on the exclusion in Rule 4.5 and to operate the Fund in its capacity as a registered CPO, the Fund may incur additional compliance and other expenses and the CPOs of any shareholders that are pooled investment vehicles may be unable to rely on certain CPO registration exemptions.

Information Regarding Risks

The following is a summary of risks associated with the various investment instruments available to the Fund. The Fund’s principal investment strategies and principal risks are described in its Prospectus. However, the Fund is permitted to invest in certain types of instruments and strategies, and to employ techniques, other than those described in their principal investment strategies. The Fund is thus subject to the risks associated with these instruments, strategies and techniques.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. One or more of the following risks may be associated with an investment in the Fund at any time:

Activism

An activist investor uses an equity stake in a corporation to put public pressure on a company’s management team and board in order to achieve certain objectives such as the increase of shareholder value through changes in corporate policy or financing structure, or reduction of expenses. Shareholder activism can take any of several forms, including proxy battles, publicity campaigns, and negotiations with management. In the event that an affiliate of the Fund or its investment adviser is engaged in an activist campaign with respect to a portfolio company, the Fund may be foreclosed from taking certain actions with respect to that company as a result of prohibitions on engaging in joint transactions with affiliates under Section 17(d) under the 1940 Act. In addition, the Fund may also be deemed to have knowledge of material non-public information with respect to certain companies in its portfolio from time to time as a result of actions being contemplated by one or more of its affiliates, which may limit its ability to trade in a specific name or buy or sell a position even if it may otherwise be appropriate to do so. In the event the Fund were to engage in activism, such activities may not be successful, or even if successful, the Fund’s investment may lose value. Engaging in activism may also cause the Fund to incur additional expenses that a passive investment fund may not experience. The Trust has adopted policies and procedures designed to prevent violations of applicable laws and regulations in circumstances when the Fund jointly participates with an affiliate in active engagement opportunities, litigation and/or non-negotiated private investments.

Artificial Intelligence

Artificial intelligence refers to computer systems that can perform tasks that would otherwise require human intelligence and encompasses various different forms of artificial intelligence, including machine learning models. Artificial intelligence is typically designed to analyze data, learn from patterns and experiences, make decisions, and solve problems. The Adviser, Funds, issuers in which they invest, service providers, and other market participants may use and/or expand use of artificial intelligence in connection with business, operating and investment activities. Actual usage of such artificial intelligence will vary. Although the Adviser may adopt policies and procedures relating to use of artificial intelligence, risk of misuse of artificial intelligence technologies remains. Artificial intelligence is highly reliant on the collection and analysis of large amounts of data and complex algorithms, but it is not possible nor practicable to incorporate all data that would be relevant for a task conducted by artificial intelligence. Therefore, it is possible that the information provided through use of artificial intelligence could be insufficient, incomplete, inaccurate or biased leading to adverse effects for the Funds, including, potentially, operational errors and investment losses. Artificial intelligence and its current and potential future applications, including in the investment and financial sectors, as well as the regulatory frameworks within which they operate, continue to rapidly evolve, and it is impossible to predict the full extent of future applications or regulations. Ongoing and future regulatory actions with respect to artificial intelligence generally or artificial intelligence’s use in any industry in particular may alter, perhaps to a materially adverse extent, the ability of the Adviser, Funds, issuers in which they invest, service providers, or other market participants to utilize artificial intelligence in the manner used to date, and may have an adverse impact on the ability of such entities to continue to operate as intended.

Authorized Participant Concentration

Only an Authorized Participant (as defined in the Prospectus) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as Authorized Participants. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund shares may trade at a discount to NAV and possibly face trading halts and/or delisting.

Borrowing

The Fund may borrow money to the extent permitted under the 1940 Act, as interpreted or modified by regulation from time to time. This means that, in general, the Fund may borrow money from banks for any purpose in an amount up to 1/3 of the Fund’s total assets. The Fund also may borrow money for temporary administrative purposes in an amount not to exceed 5% of the Fund’s total assets.

Specifically, provisions of the 1940 Act require the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary purposes. Any borrowings for temporary purposes in excess of 5% of the Fund’s total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three (3) days (not including Sundays and holidays) to reduce its debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

Money borrowed will be subject to interest costs that may or may not be recovered by appreciation of the securities purchased. In addition, the Fund may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. The Fund also may enter into certain transactions that can be viewed as constituting a form of borrowing or financing transaction by the Fund and complies with the provisions of Rule 18f-4 under the 1940 Act with respect to such transactions.

Concentration of Investments

The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund’s investments are concentrated in the securities of a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. Shares are subject to the risks of an investment in a portfolio of equity securities in an industry or group of industries in which the Fund invests.

Currency Forwards

A currency forward is a contract to buy or sell a specified quantity of currency at a specified date in the future at a specified price which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Currency forward contracts may be used to increase or reduce exposure to currency price movements. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when it anticipates receiving dividend payments in a foreign currency, the Fund might desire to “lock-in” the U.S. dollar price of the security or the U.S. dollar equivalent of the dividend payments. To do so, the Fund could enter into a currency forward contract for the purchase or sale of the amount of foreign currency involved in the underlying transaction, in a fixed amount of U.S. dollars per unit of the foreign currency. This is called a “transaction hedge.” The transaction hedge will protect the Fund against a loss from an adverse change in the currency exchange rates during the period between the date on which the asset is purchased or sold or on which the payment is declared, and the date on which the payments are made or received. The Fund could also use currency forward contracts to lock in the U.S. dollar value of portfolio positions. This is called a “position hedge.” When the Fund believes that a foreign currency might suffer a substantial decline against the U.S. dollar, it could enter into a currency forward contract to sell an amount of that foreign currency approximating the value of some or all of the Fund’s portfolio assets denominated in that foreign currency. When the Fund believes that the U.S. dollar might suffer a substantial decline against a foreign currency, it could enter into a currency forward contract to buy that foreign currency for a fixed dollar amount. Alternatively, the Fund could enter into a currency forward contract to sell a different foreign currency for a fixed U.S. dollar amount if the Fund believes that the U.S. dollar value of the foreign currency to be sold pursuant to its currency forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio assets of the Fund are denominated. That is referred to as a “cross hedge.”

The use of currency forward transactions involves certain risks. For example, if the counterparty under the contract defaults on its obligation to make payments due from it as a result of its bankruptcy or otherwise, the Fund may lose such payments altogether or collect only a portion thereof, which collection could involve costs or delays. In addition, the projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Currency forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and to pay additional transaction costs. The use of currency forward contracts in this manner might reduce the Fund’s performance if there are unanticipated changes in currency prices to a greater degree than if the Fund had not entered into such contracts.

The costs to the Fund of engaging in currency forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because currency forward contracts are usually entered into on a principal basis, no brokerage fees or commissions are involved. Because these contracts are not traded on an exchange, the Fund must evaluate the credit and performance risk of the counterparty under each currency forward contract.

Custody Risk

Less developed markets are more likely to experience problems with the clearing and settling of trades, as well as the holding of securities by local banks, agents and depositories.

Cyber Security

In connection with the increased use of technologies such as the Internet, artificial intelligence technologies, and the dependence on computer systems to perform necessary business functions, the Fund is susceptible to operational, information security, and related risks due to the possibility of cyber-attacks or other incidents. Cyber incidents may result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, infection by computer viruses or other malicious software code, gaining unauthorized access to systems, networks, or devices that are used to service the Fund’s operations through hacking or other means for the purpose of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks (which can make a website unavailable) on the Fund’s websites. In addition, Authorized Participants could inadvertently or intentionally release confidential or proprietary information stored on the Fund’s systems.

Cyber security failures or breaches by the Fund’s third party service providers (including, but not limited to, the Adviser, distributor, custodian, transfer agent, and financial intermediaries) may cause disruptions and impact the service providers’ and the Fund’s business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business and the mutual funds to process transactions, inability to calculate the Fund’s net asset values, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. The Fund and its shareholders could be negatively impacted as a result of successful cyber-attacks against, or security breakdowns of, the Fund or its third-party service providers.

The Fund may incur substantial costs to prevent or address cyber incidents in the future. In addition, there is a possibility that certain risks have not been adequately identified or prepared for. Furthermore, the Fund cannot directly control any cyber security plans and systems put in place by third party service providers. Cyber security risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investments in such securities to lose value.

Depositary Receipts

To the extent the Fund invests in stocks of foreign corporations, the Fund’s investments in securities of foreign companies may be in the form of depositary receipts or other securities convertible into securities of foreign issuers. American Depositary Receipts (“ADRs”) are dollar-denominated receipts representing interests in the securities of a foreign issuer, which securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by U.S. banks and trust companies which evidence ownership of underlying securities issued by a foreign corporation. Generally, ADRs in registered form are designed for use in domestic securities markets and are traded on exchanges or over-the-counter in the United States.

Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”), and International Depositary Receipts (“IDRs”) are similar to ADRs in that they are certificates evidencing ownership of shares of a foreign issuer; however, GDRs, EDRs, and IDRs may be issued in bearer form and denominated in other currencies and are generally designed for use in specific or multiple securities markets outside the U.S. EDRs, for example, are designed for use in European securities markets, while GDRs are designed for use throughout the world. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities.

The Fund may invest in unsponsored depositary receipts. The Fund will not invest in any unlisted Depositary Receipt or any Depositary Receipt that the Adviser deems illiquid at the time of purchase or for which pricing information is not readily available. In general, Depositary Receipts must be sponsored, but the Fund may invest in unsponsored Depositary Receipts under certain limited circumstances. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States. Therefore, there may be less information available regarding such issuers and there may be no correlation between available information and the market value of the Depositary Receipts.

Derivatives

Derivatives are financial instruments whose values are based on the value of one or more indicators, such as a security, asset, currency, interest rate, or index. The Fund’s use of derivatives involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. Moreover, although the value of a derivative is based on an underlying indicator, a derivative does not carry the same rights as would be the case if the Fund invested directly in the underlying securities. Derivatives involve the risk that changes in their value may not move as expected relative to changes in the value of the underlying reference they are designed to track. Derivatives also present other risks, including market risk, liquidity risk, counterparty risk, valuation risk, and currency risk. Because many derivatives have a leverage component (i.e., exposure to the performance of underlying assets, rates, or indices in excess of the assets needed to establish or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

The Fund complies with the requirements of Rule 18f-4 under the 1940 Act, which treats certain derivatives as senior securities and governs the use of derivatives and certain financing transactions (e.g., reverse repurchase agreements) by registered investment companies. Among other things, Rule 18f-4 requires funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. Funds whose use of derivatives is below such specified exposure amount are not subject to the full requirements of Rule 18f-4.

The regulation of derivatives transactions and funds that engage in such transactions is an evolving area of law and is subject to modification by government, self-regulatory organization and judicial action. For example, the U.S. government has enacted the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), which includes provisions for regulation of the derivatives market, including clearing, margin, reporting and registration requirements. Various U.S. regulatory agencies have implemented and are continuing to implement rules and regulations prescribed by the Dodd-Frank Act. See also “Swaps” in this SAI for additional information.

The European Union, the United Kingdom, and some other jurisdictions have also implemented or are in the process of implementing similar requirements that will affect the Fund when it enters into derivatives transactions with a counterparty organized in that jurisdiction or otherwise subject to that jurisdiction’s derivatives regulations. Because these requirements are evolving (and some of the rules are not yet final), their ultimate impact remains unclear. These regulatory changes or any new regulatory changes could, among other things, restrict the Fund’s ability to engage in derivatives transactions and/or increase the costs of such derivatives transactions, and the Fund may be unable to execute its investment strategy as a result.

Additionally, special resolution regimes adopted in the United States, the European Union, the United Kingdom, and various other jurisdictions may result in increased uncertainty about credit/counterparty risk and may also limit the ability of the Fund to protect its interests in the event of the insolvency (or similar designation) of a derivatives counterparty. More specifically, in the event of a counterparty’s (or its affiliate’s) insolvency, (or similar designation), the Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, with respect to counterparties who are subject to such proceedings in the European Union and the United Kingdom, the liabilities of such counterparties to the Fund could be reduced, eliminated, or converted to equity in such counterparties (sometimes referred to as a “bail in”).

Emerging Markets

Investments in emerging market countries may be subject to greater risks than investments in developed countries. These risks include: (i) less social, political, and economic stability; (ii) greater illiquidity and price volatility due to smaller or limited local capital markets for such securities, or low or non-existent trading volumes; (iii) foreign exchanges and broker-dealers may be subject to less scrutiny and regulation by local authorities; (iv) local governments may decide to seize or confiscate securities held by foreign investors and/or local governments may decide to suspend or limit an issuer’s ability to make dividend or interest payments; (v) local governments may limit or entirely restrict repatriation of invested capital, profits, and dividends; (vi) capital gains may be subject to local taxation, including on a retroactive basis; (vii) issuers facing restrictions on dollar or euro payments imposed by local governments may attempt to make dividend or interest payments to foreign investors in the local currency; (viii) investors may experience difficulty in enforcing legal claims related to the securities and/or local judges may favor the interests of the issuer over those of foreign investors; (ix) bankruptcy judgments may only be permitted to be paid in the local currency; (x) limited public information regarding the issuer may result in greater difficulty in determining market valuations of the securities, and (xi) lax financial reporting on a regular basis, substandard disclosure and differences in accounting standards may make it difficult to ascertain the financial health of an issuer.

Emerging market securities markets are typically marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. In addition, brokerage and other costs associated with transactions in emerging market securities markets can be higher, sometimes significantly, than similar costs incurred in securities markets in developed countries. Although some emerging markets have become more established and tend to issue securities of higher credit quality, the markets for securities in other emerging market countries are in the earliest stages of their development, and these countries issue securities across the credit spectrum. Even the markets for relatively widely traded securities in emerging market countries may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the securities markets of developed countries. The limited size of many of these securities markets can cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, prices may be unduly influenced by traders who control large positions in these markets. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The limited liquidity of emerging market securities may also affect the Fund’s ability to accurately value its portfolio securities or to acquire or dispose of securities at the price and time it wishes to do so or in order to meet redemption requests.

Many emerging market countries suffer from uncertainty and corruption in their legal frameworks. Legislation may be difficult to interpret and laws may be too new to provide any precedential value. Laws regarding foreign investment and private property may be weak or non-existent. Sudden changes in governments may result in policies that are less favorable to investors such as policies designed to expropriate or nationalize “sovereign” assets. Certain emerging market countries in the past have expropriated large amounts of private property, in many cases with little or no compensation, and there can be no assurance that such expropriation will not occur in the future.

Investment in the securities markets of certain emerging market countries is restricted or controlled to varying degrees. These restrictions may limit the Fund’s investments in certain emerging market countries and may increase the expenses of the Fund. Certain emerging market countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals.

Many emerging market countries lack the social, political, and economic stability characteristic of the United States. Political and social instability among emerging market countries can be common and may be caused by an uneven distribution of wealth, social unrest, labor strikes, civil wars, and religious oppression. Economic instability in emerging market countries may take the form of: (i) high interest rates; (ii) high levels of inflation, including hyperinflation; (iii) high levels of unemployment or underemployment; (iv) changes in government economic and tax policies, including confiscatory taxation; and (v) imposition of trade barriers.

The Fund’s income and, in some cases, capital gains from foreign securities will be subject to applicable taxation in certain of the foreign countries in which it invests, and treaties between the United States and such countries may not be available in some cases to reduce the otherwise applicable tax rates.

Emerging markets also have different clearance and settlement procedures, and in certain of these emerging markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions.

In the past, certain governments in emerging market countries have become overly reliant on the international capital markets and other forms of foreign credit to finance large public spending programs, which in the past have caused huge budget deficits. Often, interest payments have become too overwhelming for a government to meet, representing a large percentage of total GDP. These foreign obligations have become the subject of political debate and served as fuel for political parties of the opposition, which pressure the government not to make payments to foreign creditors, but instead to use these funds for, among other things, social programs. Either due to an inability to pay or submission to political pressure, foreign governments have been forced to seek a restructuring of their loan and/or bond obligations, have declared a temporary suspension of interest payments or have defaulted. These events have adversely affected the values of securities issued by foreign governments and corporations domiciled in those countries and have negatively affected not only their cost of borrowing, but their ability to borrow in the future as well.

Equity Securities

An investment in the Fund should also be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the securities market may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of Shares). Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic and banking crises.

Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stocks issued by, the issuer. Further, unlike debt securities, which typically have a stated principal amount payable at maturity (whose value, however, will be subject to market fluctuations prior thereto), or preferred stocks, which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding.

Fluctuation of Net Asset Value

The NAV of the Fund’s Shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply and demand for Shares on the [   ]. The Adviser cannot predict whether the Shares will trade below, at or above the NAV of the Shares of the Fund.

Foreign Securities

Investments in or exposure to foreign securities involve certain risks not associated with investments in or exposure to securities of U.S. companies. These risks include market fluctuations caused by such factors as economic and political developments and changes in interest rates and perceived trends in stock prices. Investing in securities issued by issuers domiciled in countries other than the domicile of the investor and denominated in currencies other than an investor’s local currency entails certain considerations and risks not typically encountered by the investor in making investments in its home country and in that country’s currency. These considerations include favorable or unfavorable changes in interest rates, currency exchange rates, exchange control regulations and the costs that may be incurred in connection with conversions between various currencies. Investing in the Fund may involve certain risks and considerations not typically associated with investing in the Fund whose portfolio contains exclusively securities of U.S. issuers. These risks include generally less liquid and less efficient securities markets; generally greater price volatility; less publicly available information about issuers; the imposition of withholding or other taxes; the imposition of restrictions on the expatriation of funds or other assets of the Fund; higher transaction and custody costs; delays and risks attendant in settlement procedures; difficulties in enforcing contractual obligations; lower liquidity and significantly smaller market capitalization; different accounting and disclosure standards; lower levels of regulation of the securities markets; more substantial government interference with the economy; higher rates of inflation; greater social, economic, and political uncertainty; the risk of nationalization or expropriation of assets; and the risk of war.

Futures and Options on Futures

Futures contracts and options may from time to time be used by the Fund to facilitate trading or reduce transaction costs. The Fund may enter into futures contracts and options that are traded on a U.S. or non-U.S. exchange. The Fund will not use futures or options for speculative purposes.

Risk of Futures and Options on Futures

There are several risks accompanying the utilization of futures contracts and options on futures contracts. A position in futures contracts and options on futures contracts may be closed only on the exchange on which the contract was made (or a linked exchange). While the Fund plans to utilize futures contracts only if an active market exists for such contracts, there is no guarantee that a liquid market will exist for the contract at a specified time. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to deliver the instruments underlying the futures contracts it has sold.

The risk of loss in trading futures contracts or uncovered call options on futures contracts in some strategies (e.g., selling uncovered options on stock index futures contracts) is potentially unlimited. The Fund does not plan to use futures and options on futures contracts in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. The Fund, however, intends to utilize futures and options on futures contracts in a manner designed to limit its risk exposure to levels comparable to a direct investment in the types of stocks in which it invests.

There is a risk of loss by the Fund, including of the initial and variation margin deposits in the event of insolvency or failure to perform of the futures commission merchant (“FCM”), which is a brokerage firm that is a member of the relevant contract market, with which the Fund has an open position in a futures contract or option on a futures contract, or of a central counterparty (or “clearinghouse”). The assets of the Fund may not be fully protected in the event of the insolvency of the FCM or central counterparty, including, for example, because customers of an FCM (like the Fund) are generally limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers for the relevant account class. If the FCM does not provide accurate reporting, the Fund is also subject to the risk that the FCM could use the Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty.

For the Fund, there is also the risk of loss of margin deposits in the event of insolvency of an FCM with whom the Fund has an open position in the futures contract or option on a futures contract. The purchase of put or call options on futures contracts will be based upon predictions by the Adviser as to anticipated trends, which predictions could prove to be incorrect.

Because the futures market generally imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations. Certain futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount by which the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting the Fund to substantial losses. In the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. If the Fund were to borrow money to use for trading purposes, the effects of such leverage would be magnified. Cash posted as margin in connection with the Fund’s futures contracts will not be available to the Fund for investment or other purposes. In addition, the Fund’s futures broker may limit the Fund’s ability to invest in certain futures contracts. Such restrictions may adversely affect the Fund’s performance and its ability to achieve its investment objective.

The CFTC, certain foreign regulators, and many futures exchanges have established (and continue to evaluate and revise) limits, referred to as “position limits,” on the maximum net long or net short positions that any person or entity may hold or control in particular futures and options on futures contracts. In addition, U.S. federal position limits apply to swaps that are economically equivalent to futures contracts on certain agricultural, metals and energy commodities. Unless an exemption applies, all positions owned or controlled by the same person or entity, even if in different accounts, must be aggregated for purposes of determining whether the applicable position limit has been exceeded. Thus, even if the Fund does not intend to exceed applicable position limits, it is possible that positions held by different clients managed by the Adviser and its affiliates may be aggregated for this purpose. Therefore, the trading decisions of the Adviser may have to be modified or positions held by the Fund may have to be liquidated in order to avoid exceeding such limits. The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the profitability of the Fund. A violation of position limits could also lead to regulatory action materially adverse to the Fund. The Fund may also be affected by other regimes, including those of the European Union and United Kingdom, and trading venues that impose position limits on commodity derivative contracts.

Futures and Options

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific asset, currency, rate or index at a specified future time and at a specified price. Stock index futures are based on investments that reflect the market value of common stock of the firms included in an underlying index. The Fund may enter into futures contracts to purchase securities indexes when the Adviser anticipates purchasing the underlying securities and believes prices will rise before the purchase will be made.

Futures contracts may be bought and sold on U.S. and non-U.S. exchanges. Futures contracts in the U.S. have been designed by exchanges that have been designated “contract markets” by the CFTC and must be executed through the FCM. Each exchange guarantees performance of the contracts as between the clearing members of the exchange, thereby reducing the risk of counterparty default. Because all transactions in the futures market are made, offset or fulfilled by an FCM through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it buys or sells futures contracts.

Upon entering into a futures contract, the Fund will be required to deliver to an account controlled by the FCM an amount of cash or cash equivalents known as “initial margin,” which is in the nature of a performance bond or good faith deposit on the contract and is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” to and from the FCM will be made daily as the price of the instrument or index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.”

At any time prior to the expiration of a futures contract and provided there is a liquid market for such position, the Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund’s existing position in the contract. This transaction, which is effected through a member of an exchange, cancels the obligation to purchase or sell of the underlying instrument or asset. Although some futures contracts by their terms require the actual delivery or acquisition of the underlying instrument or asset, some require cash settlement.

Options on Futures Contracts

An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, but not the obligation, in return for the premium paid, to assume a position in the underlying futures contract at a specified exercise price at any time prior to the expiration of the option, or, in the case of a European style option, on the expiration date of the option. The writer of the option becomes contractually obligated to take the opposite futures position specified in the option.

Upon exercise of an option on a futures contract, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. There are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the NAV per Share of the Fund.

The Fund may purchase and write put and call options on futures contracts that are traded on an exchange as a hedge against changes in value of its portfolio securities, or in anticipation of the purchase of securities, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.

The Fund’s use of options on futures contracts is subject to the risks related to derivative instruments generally. In addition, the amount of risk the Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. The purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. The writer of an option on a futures contract is subject to the risk of having to take a possibly adverse futures position if the purchaser of the option exercises its rights. If the writer were required to take such a position, it could bear substantial losses. The potential for loss related to writing call options is unlimited. The potential for loss related to writing put options is generally limited to the agreed upon price per share, also known as the “strike price,” less the premium received from writing the put.

U.S. Federal Tax Treatment of Futures Contracts

The Fund may be required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts or options contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures contracts or options contracts on broad-based indexes required to be marked-to-market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. The Fund may be required to defer the recognition of losses on futures contracts or options contracts to the extent of any unrecognized gains on related positions held by the Fund.

In order for the Fund to continue to qualify for U.S. federal income tax treatment as a “regulated investment company” under Section 851 of the Code, at least 90% of the Fund’s gross income for a taxable year must be derived from qualifying sources, including, dividends, interest, income derived from loans of securities, gains from the sale of securities or of foreign currencies or other income derived with respect to the Fund’s business of investing in securities.

The Fund intends to distribute to shareholders annually any net capital gains that have been recognized for U.S. federal income tax purposes (including unrealized gains at the end of the Fund’s fiscal year) on futures transactions and certain options contracts. Such distributions are combined with distributions of capital gains realized on the Fund’s other investments, and shareholders are advised on the nature of the distributions.

Illiquid Investments

The Fund may invest up to an aggregate amount of 15% of its net assets in illiquid investments, as such term is defined by Rule 22e-4 of the 1940 Act. The Fund may not invest in illiquid investments if, as a result of such investment, more than 15% of the Fund’s net assets would be invested in illiquid investments. Illiquid investments include securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets. The inability of the Fund to dispose of illiquid or not readily marketable investments at a reasonable price could impair the Fund’s ability to raise cash for redemptions or other purposes. The liquidity of securities purchased by the Fund which are eligible for resale pursuant to Rule 144A, except for certain 144A bonds, will be monitored by the Fund on an ongoing basis. In the event that more than 15% of the Fund’s net assets are invested in illiquid investments, the Fund, in accordance with Rule 22e-4(b)(1)(iv), will report the occurrence to both the Board and the SEC and seek to reduce its holdings of illiquid investments within a reasonable period of time. In November 2022, the SEC proposed rule amendments which, among other things, would amend the liquidity rule framework. The proposal’s impact on the Fund will not be known unless and until any final rulemaking is adopted.

Investment Companies

The Fund may invest in the securities of other investment companies, subject to applicable limitations under Section 12(d)(1) of the 1940 Act and Rule 12d1-4. Pursuant to Section 12(d)(1), the Fund may invest in the securities of another investment company (the “acquired company”) provided that the Fund, immediately after such purchase or acquisition, does not own in the aggregate: (i) more than 3% of the total outstanding voting stock of the acquired company; (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) securities issued by the acquired company and all other investment companies (other than Treasury stock of the Fund) having an aggregate value in excess of 10% of the value of the total assets of the Fund. To the extent allowed by law or regulation, the Fund may invest its assets in securities of investment companies in excess of the limits discussed above. Rule 12d1-4 permits a registered investment company or a business development company (“BDC”) to acquire the securities of any other registered investment company or BDC in an amount that exceeds the limits set forth in Section 12(d)(1), subject to compliance with certain conditions.

If the Fund invests in and, thus, is a shareholder of, another investment company, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Adviser and the other expenses that the Fund bears directly in connection with the Fund’s own operations.

Consistent with the restrictions discussed above and while they have no current intention to do so, the Fund may invest in different types of investment companies from time to time, including BDCs. BDCs generally focus on investing in the debt and equity of U.S.-based non-public operating companies, as well as U.S.-based public companies with market capitalizations of less than $250 million. A BDC’s total annual operating expense ratio typically reflects all of the operating expenses incurred by the BDC, and is generally greater than the total annual operating expense ratio of a mutual fund that does not bear the same types of operating expenses. However, as a shareholder of a BDC, a fund does not directly pay for a portion of all of the operating expenses of the BDC, just as a shareholder of a computer manufacturer does not directly pay for the cost of labor associated with producing such computers. As a result, the Fund’s fees and expenses if it invests in a BDC may be effectively overstated by an amount equal to the “Acquired Fund Fees and Expenses.” Acquired Fund Fees and Expenses are not included as an operating expense of the Fund in the Fund’s financial statements, which more accurately reflect the Fund’s actual operating expenses.

Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in securities of other registered investment companies, including the Fund. The acquisition of the Fund’s Shares by registered investment companies is subject to the restrictions of Section 12(d)(1) of the 1940 Act, except as may be permitted by Rule 12d1-4.

Issuer Risk

Fund performance depends on the performance of individual securities to which the Fund has exposure. Changes in the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.

Large Capitalization Companies

Stock prices of large capitalization companies may be less volatile than those of small- and mid-capitalization companies. However, larger companies may not be able to attain the high growth rates of successful smaller companies, and thus, returns on investments in securities of large companies could trail, the returns on investments in securities of small- and mid-sized companies.

Market Risk

Overall market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.

Micro-Capitalization Companies

Micro-capitalization companies may be newly formed or have limited product lines, distribution channels and financial and managerial resources. The risks associated with those investments are generally greater than those associated with investments in the securities of larger, more established companies. Micro-capitalization common stocks may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general. This may cause the Fund’s net asset value to be more volatile when compared to investment companies that focus only on larger cap companies.

Small- and Mid-Capitalization Companies

Stock prices of small- and mid-capitalization companies may be more volatile than those of large capitalization companies and, therefore, the Fund’s Share price may be more volatile than those of funds that invest a larger percentage of their assets in stocks issued by large capitalization companies. Stock prices of small- and mid- capitalization companies are also more vulnerable than those of large capitalization companies to adverse business or economic developments, and the stocks of small- and mid-capitalization companies may be less liquid, making it more difficult for the Fund to buy and sell them. In addition, small- and mid-capitalization companies generally have less diverse product lines than large capitalization companies and are more susceptible to adverse developments related to their products.

National Closed Market Trading Risk

To the extent that the underlying securities held by the Fund trade on foreign exchanges that may be closed when the securities exchange on which the Fund’s shares trade is open, there are likely to be deviations between the current price of such an underlying security and the last quoted price for the underlying security (i.e., the Fund’s quote from the closed foreign market). These deviations could result in premiums or discounts to the Fund’s NAV that may be greater than those experienced by other ETFs.

Operational Risk

The Fund is exposed to operational risk arising from a number of factors, including but not limited to human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund seeks to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address.

Private Investments in Public Equity

Private investments in public equity (or “PIPEs”) are securities purchased in a private placement that are issued by issuers who have outstanding, publicly traded equity securities. Shares issued in PIPEs are not registered with the SEC and may not be sold unless registered with the SEC or pursuant to an exemption from registration. Generally, an issuer of shares in a PIPE may agree to register the shares after a certain period from the date of the private sale. This restricted period can last many months. Until the public registration process is completed, the resale of the PIPE shares is restricted and the Fund may sell the shares after six months, with certain restrictions, if the Fund is not an affiliate of the issuer (under relevant securities law, a holder of restricted shares may sell the shares after 6 months if the holder is not affiliated to the issuer and the issuer is current in its SEC reporting). Generally, such restrictions cause the PIPE shares to be illiquid during this time. If the issuer does not agree to register the PIPE shares, the shares will remain restricted, not be freely tradable and may only be sold pursuant to an exemption from registration. Even if the PIPE shares are registered for resale, there is no assurance that the registration will be in effect at the time the Fund elects to sell the shares.

Repurchase Agreements

A repurchase agreement is an instrument under which the purchaser (i.e., the Fund) acquires the security and the seller agrees, at the time of the sale, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the purchaser’s holding period. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. If a repurchase agreement is construed to be a collateralized loan, the underlying securities will not be considered to be owned by the Fund but only to constitute collateral for the seller’s obligation to pay the repurchase price, and, in the event of a default by the seller, the Fund may suffer time delays and incur costs or losses in connection with the disposition of the collateral.

In any repurchase transaction, the collateral for a repurchase agreement may include: (i) cash items; (ii) obligations issued by the U.S. government or its agencies or instrumentalities; or (iii) obligations that, at the time the repurchase agreement is entered into, are rated in the highest rating category generally by at least two nationally recognized statistical rating organizations (“NRSROs”), or, if unrated, determined to be of comparable quality by the Adviser. Collateral, however, is not limited to the foregoing and may include, for example, obligations rated below the highest category by NRSROs. Collateral for a repurchase agreement may also include securities that the Fund could not hold directly without the repurchase obligation.

Irrespective of the type of collateral underlying the repurchase agreement, in the case of a repurchase agreement entered into by a non-money market fund, the repurchase obligation of a seller must be of comparable credit quality to securities that are rated in the highest two short-term credit rating categories by at least one NRSRO or, if unrated, deemed by the Adviser to be of equivalent quality.

Repurchase agreements pose certain risks for the Fund if it utilizes them. Such risks are not unique to the Fund, but are inherent in repurchase agreements. The Fund seeks to minimize such risks, but because of the inherent legal uncertainties involved in repurchase agreements, such risks cannot be eliminated. Lower quality collateral and collateral with longer maturities may be subject to greater price fluctuations than higher quality collateral and collateral with shorter maturities. If the repurchase agreement counterparty were to default, lower quality collateral may be more difficult to liquidate than higher quality collateral. Should the counterparty default and the amount of collateral not be sufficient to cover the counterparty’s repurchase obligation, the Fund would retain the status of an unsecured creditor of the counterparty (i.e., the position the Fund would normally be in if it were to hold, pursuant to its investment policies, other unsecured debt securities of the defaulting counterparty) with respect to the amount of the shortfall. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction.

The SEC has finalized rules that will require certain transactions involving U.S. Treasuries, including repurchase agreements, to be centrally cleared. Compliance with these rules is expected to be required by the middle of 2027. Although the impact of these rules on the Fund is difficult to predict, they may reduce the availability or increase the costs of such transactions and may adversely affect the Fund’s performance.

Reverse Repurchase Agreements

Reverse repurchase agreements involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. Generally, the effect of such transactions is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Fund is able to keep some of the interest income associated with those securities. Such transactions are advantageous only if the Fund has an opportunity to earn a rate of interest on the cash derived from these transactions that is greater than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and the Fund intends to use the reverse repurchase technique only when the Adviser believes it will be advantageous to the Fund. The use of reverse repurchase agreements may exaggerate any increase or decrease in the value of the Fund’s assets. The use of reverse repurchase agreements is a form of leverage because the proceeds derived from reverse repurchase agreements may be invested in additional securities.

The SEC has finalized rules that will require certain transactions involving U.S. Treasuries, including reverse repurchase agreements, to be centrally cleared. Compliance with these rules is expected to be required by the middle of 2027. Although the impact of these rules on the Fund is difficult to predict, they may reduce the availability or increase the costs of such transactions and may adversely affect the Fund’s performance.

Securities Lending

The Fund may lend portfolio securities to certain borrowers. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned. The Fund may terminate a loan at any time and obtain the return of the securities loaned. The Fund receives the value of any interest or cash or non-cash distributions paid on the loaned securities. Distributions received on loaned securities in lieu of dividend payments (i.e., substitute payments) would not be considered qualified dividend income.

With respect to loans that are collateralized by cash, the borrower will be entitled to receive a fee based on the amount of cash collateral. The Fund is compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, the Fund is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral may be reinvested in certain short-term instruments either directly on behalf of each lending Fund or through one or more joint accounts or money market funds, which may include those managed by the Adviser.

The Fund may pay a portion of the interest or fees earned from securities lending to a borrower as described above, and to one or more securities lending agents approved by the Board who administer the lending program for the Fund in accordance with guidelines approved by the Board. In such capacity, the lending agent causes the delivery of loaned securities from the Fund to borrowers, arranges for the return of loaned securities to the Fund at the termination of a loan, requests deposit of collateral, monitors the daily value of the loaned securities and collateral, requests that borrowers add to the collateral when required by the loan agreements, and provides recordkeeping and accounting services necessary for the operation of the program.

Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees the Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk. In the event a borrower does not return the Fund’s securities as agreed, the Fund may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated plus the transaction costs incurred in purchasing replacement securities.

Investing cash collateral subjects the Fund to greater market risk, including losses on the collateral and, should the Fund need to look to the collateral in the event of the borrower’s default, losses on the loan secured by that collateral.

Short-Term Instruments

The Fund may invest in short-term instruments, including money market instruments, on an ongoing basis to provide liquidity for cash equitization, funding, or under abnormal market conditions. Money market instruments are generally short-term investments that may include but are not limited to: (i) shares of money market funds; (ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government- sponsored enterprises); (iii) negotiable certificates of deposit (“CDs”), bankers’ acceptances, fixed time deposits and other obligations of U.S. and foreign banks (including foreign branches) and similar institutions; (iv) commercial paper rated at the date of purchase “Prime-1” by Moody’s or “A-1” by Standard & Poor’s Financial Services LLC, or if unrated, of comparable quality as determined by the Adviser; (v) non- convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that satisfy the rating requirements set forth in Rule 2a-7 under the 1940 Act; and (vi) short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, in the opinion of the Adviser, are of comparable quality to obligations of U.S. banks which may be purchased by the Fund. Any of these instruments may be purchased on a current or a forward-settled basis. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Structured Notes

A structured note is a derivative security for which the amount of principal repayment and/or interest payments is based on the movement of one or more “factors.” These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate), referenced bonds and stock indices. Some of these factors may or may not correlate to the total rate of return on one or more underlying instruments referenced in such notes. Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Depending on the factor(s) used and the use of multipliers or deflators, changes in interest rates and movement of such factor(s) may cause significant price fluctuations. Structured notes may be less liquid than other types of securities and more volatile than the reference factor underlying the note.

Swaps

Over-the-counter (“OTC”) swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value or level of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset. Although OTC swap agreements entail the risk that a party will default on its payment obligations thereunder, the Fund seeks to reduce this risk by entering into agreements that involve payments no less frequently than quarterly.

The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at the Trust’s custodian bank.

The use of such swap agreements involves certain risks. For example, if the counterparty, under a swap agreement, defaults on its obligation to make payments due from it as a result of its bankruptcy or otherwise, the Fund may lose such payments altogether or collect only a portion thereof, which collection could involve costs or delays.

The Dodd-Frank Act and related regulatory developments require the clearing and exchange-trading of certain standardized OTC derivative instruments. Mandatory exchange-trading on a swap execution facility and clearing is occurring on a phased-in basis based on the type of market participant and regulatory approval of contracts for central clearing and exchange trading. Exchange trading on a swap execution facility and clearing is also available for certain products on a voluntary basis. In a cleared swap, the Fund’s ultimate counterparty is a central clearinghouse rather than a brokerage firm, bank or other financial institution. The Fund initially will enter into cleared swaps through an executing broker. Such transactions will then be submitted for clearing and, if cleared, will be held at regulated futures commission merchants (“FCMs”) that are members of the clearinghouse that serves as the central counterparty. When the Fund enters into a cleared swap, it must deliver to the central counterparty (via an FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central counterparty, but an FCM may require additional initial margin above the amount required by the central counterparty. During the term of the swap agreement, a “variation margin” amount may also be required to be paid by the Fund or may be received by the Fund in accordance with margin controls set for such accounts, depending upon changes in the price of the underlying reference asset subject to the swap agreement. At the conclusion of the term of the swap agreement, if the Fund has a loss equal to or greater than the margin amount, the margin amount is paid to the FCM along with any loss in excess of the margin amount. If the Fund has a loss of less than the margin amount, the excess margin is returned to the Fund. If the Fund has a gain, the full margin amount and the amount of the gain is paid to the Fund.

Central clearing is designed to reduce counterparty credit risk compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap, but it does not eliminate those risks completely. There is also a risk of loss by the Fund of the initial and variation margin deposits in the event of insolvency of the FCM with which the Fund has an open position in a swap contract. The assets of the Fund may not be fully protected in the event of the insolvency of the FCM or central counterparty because customers of an FCM (like the Fund) are generally limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If the FCM does not provide accurate reporting, the Fund is also subject to the risk that the FCM could use the Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty.

Exchange-trading on a swap execution facility is expected to increase liquidity and transparency in respect of swaps trading. However, trading on a swap execution facility can create additional costs and risks for the Fund. For example, swap execution facilities typically charge fees, and if the Fund executes derivatives on a swap execution facility through a broker intermediary, the intermediary may impose fees as well. Also, the Fund may indemnify a swap execution facility, or a broker intermediary who executes cleared derivatives on a swap execution facility on the Fund’s behalf, against any losses or costs that may be incurred as a result of the Fund’s transactions on the swap execution facility.

In addition, with respect to cleared swaps, the Fund may not be able to obtain as favorable terms as it would be able to negotiate for an uncleared swap. In addition, an FCM may unilaterally impose position limits or additional margin requirements for certain types of swaps in which the Fund may invest. Central counterparties and FCMs generally can require termination of existing cleared swap transactions at any time, and can also require increases in margin above the margin that is required at the initiation of the swap agreement. Margin requirements for cleared swaps vary on a number of factors, and the margin required under the rules of the clearinghouse and FCM may be in excess of and more frequent than the collateral required to be posted by the Fund to support its obligations under a similar uncleared swap. However, regulators have also adopted rules imposing certain margin requirements, including minimums and required daily margin transfers, on uncleared swaps.

The Fund is also subject to the risk that, after entering into a cleared swap with an executing broker, no FCM or central counterparty is willing or able to clear the transaction. In such an event, the central counterparty would void the trade. Before the Fund can enter into a new trade, market conditions may become less favorable to the Fund.

The Adviser will continue to monitor developments regarding trading and execution of cleared swaps on exchanges, particularly to the extent regulatory changes affect the Fund’s ability to enter into swap agreements and the costs and risks associated with such investments.

London Interbank Offered Rate (“LIBOR”) Transition and Reference Benchmark Risk

LIBOR was the offered rate for short-term Eurodollar deposits between major international banks. The terms of investments, financings or other transactions (including certain derivatives transactions) to which the Fund may be a party have historically been tied to LIBOR. In connection with the global transition away from LIBOR led by regulators and market participants, LIBOR was last published on a representative basis at the end of June 2023. Alternative reference rates to LIBOR have been established in most major currencies and markets in these new rates are continuing to develop (e.g., the Secured Overnight Financing Rate (“SOFR”) for USD LIBOR). The transition away from LIBOR to the use of replacement rates has gone relatively smoothly but the full impact of the transition on the Fund or the financial instruments in which the Fund invests cannot yet be fully determined.

SOFR is intended to be a broad measure of the cost of borrowing funds overnight in transactions that are collateralized by U.S. Treasury securities. SOFR is calculated based on transaction-level repo data collected from various sources. For each trading day, SOFR is calculated as a volume-weighted median rate derived from such data. Because SOFR is a financing rate based on overnight secured funding transactions, it differs fundamentally from LIBOR. LIBOR is intended to be an unsecured rate that represents interbank funding costs for different short-term maturities or tenors. It is a forward-looking rate reflecting expectations regarding interest rates for the applicable tenor. Thus, LIBOR is intended to be sensitive, in certain respects, to bank credit risk and to term interest rate risk. In contrast, SOFR is a secured overnight rate reflecting the credit of U.S. Treasury securities as collateral. Thus, it is largely insensitive to credit-risk considerations and to short-term interest rate risks. SOFR is a transaction-based rate, and it has been more volatile than other benchmark or market rates, such as three-month LIBOR, during certain periods. For these reasons, among others, there is no assurance that SOFR, or rates derived from SOFR, will perform in the same or similar way as LIBOR would have performed at any time, and there is no assurance that SOFR-based rates will be a suitable substitute for LIBOR. SOFR has a relatively limited history, having been first published in April 2018. The future performance of SOFR, and SOFR-based reference rates, cannot be predicted based on SOFR’s history or otherwise. Levels of SOFR in the future may bear little or no relation to historical levels of SOFR, LIBOR or other rates. There can also be no assurance that SOFR will not be discontinued or fundamentally altered in a manner that is materially adverse to the interests of the Fund.

In addition, interest rates or other types of rates and indices which are classed as “benchmarks” have been the subject of ongoing national and international regulatory reform, including under the European Union regulation on indices used as benchmarks in financial instruments and financial contracts (known as the “Benchmarks Regulation”). The Benchmarks Regulation has been enacted into United Kingdom law by virtue of the European Union (Withdrawal) Act 2018 (as amended), subject to amendments made by the Benchmarks (Amendment and Transitional Provision) (EU Exit) Regulations 2019 (SI 2019/657) and other statutory instruments. Following the implementation of these reforms, the manner of administration of benchmarks has changed and may further change in the future, with the result that relevant benchmarks may perform differently than in the past, the use of benchmarks that are not compliant with the new standards by certain supervised entities may be restricted, and certain benchmarks may be eliminated entirely. Such changes could cause increased market volatility and disruptions in liquidity for instruments that rely on or are impacted by such benchmarks. Additionally, there could be other consequences which cannot be predicted.

Tax Risks

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in the Prospectus and this SAI is provided as general information. You should consult your own tax advisor about the tax consequences of an investment in Shares, including, without limitation, the possible tax consequences when the Fund makes distributions or you sell Shares.

U.S. Government Securities

The Fund may invest in U.S. government securities. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one-year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities such as the Federal National Mortgage Association (“Fannie Mae”), the Government National Mortgage Association (“Ginnie Mae”), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation (“Farmer Mac”).

Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury, while the U.S. government provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.

On September 7, 2008, the U.S. Treasury announced a federal takeover of Fannie Mae and the Federal Home Loan Mortgage Corporation (“Freddie Mac”), placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality (the “Senior Preferred Stock Purchase Agreement” or “Agreement”). Under the Agreement, the U.S. Treasury pledged to provide up to $200 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. This was intended to ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. On December 24, 2009, the U.S. Treasury announced that it was amending the Agreement to allow the $200 billion cap on the U.S. Treasury’s funding commitment to increase as necessary to accommodate any cumulative reduction in net worth over the next three years. As a result of this Agreement, the investments of holders, including the Fund, of mortgage-backed securities and other obligations issued by Fannie Mae and Freddie Mac are protected.

The total public debt of the United States as a percentage of gross domestic product has grown rapidly since the beginning of the 2008-2009 financial downturn. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systemic risks if sound debt management practices are not implemented. A high national debt can raise concerns that the U.S. government will not be able to make principal or interest payments when they are due. This increase has also necessitated the need for the U.S. Congress to negotiate adjustments to the statutory debt limit to increase the cap on the amount the U.S. government is permitted to borrow to meet its existing obligations and finance current budget deficits. Any controversy or ongoing uncertainty regarding the statutory debt limit negotiations may impact the U.S. long-term sovereign credit rating and may cause market uncertainty. As a result, market prices and yields of securities supported by the full faith and credit of the U.S. government may be adversely affected.

Valuation Risk

The sale price the Fund could receive for a security may differ from the Fund’s valuation of the security, particularly for securities or assets that trade low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities or assets in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

Warrants and Subscription Rights

Warrants are equity securities in the form of options issued by a corporation which give the holder the right to purchase stock, usually at a price that is higher than the market price at the time the warrant is issued. A purchaser takes the risk that the warrant may expire worthless because the market price of the common stock fails to rise above the price set by the warrant.

When-Issued, Delayed Delivery and Forward Commitment Securities

A when-issued, delayed-delivery or forward commitment security is one whose terms are available and for which a market exists, but which have not been issued. If the Fund engages in when-issued, delayed-delivery or forward commitment transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, the Fund may miss the opportunity to obtain the security at a favorable price or yield.

When purchasing a security on a when-issued, delayed-delivery or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the market value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because the Fund does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.

Decisions to enter into when-issued, delayed-delivery or forward commitment transactions will be considered on a case-by-case basis when necessary to maintain continuity in a company’s index membership.

BOARD OF TRUSTEES OF THE TRUST

Board Leadership Structure

The Board of the Trust consists of nine (9) Trustees of whom seven (7) are not “interested persons” (as defined in the 1940 Act), of the Trust (“Independent Trustees”).

The Board is responsible for overseeing the management and operations of the Trust, including the general oversight of the duties and responsibilities performed by the Adviser and other service providers to the Trust.

The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Board possesses the requisite skills and attributes to carry out its oversight responsibilities with respect to the Trust. The Board believes that the Trustees’ ability to review, critically evaluate, question and discuss information provided to them, to interact effectively with the Adviser, the Trust’s other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties, support this conclusion. In reaching its conclusion, the Board also has considered the (i) experience, qualifications, attributes and/or skills, among others, of its members, (ii) each member’s character and integrity, (iii) each person’s willingness to serve and ability to commit the time necessary to perform the duties of a Trustee, and (iv) as to each Independent Trustee, such Trustee’s status as not being an “interested person” (as defined in the 1940 Act) of the Trust.

References to the experience, qualifications, attributes, and skills of Trustees are pursuant to requirements of the SEC, do not constitute the holding out of the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

The Board is also responsible for overseeing the nature, extent, and quality of the services provided to the Fund by the Adviser and receives information about those services at its regular meetings. In addition, on an annual basis (following the initial two-year period), in connection with its consideration of whether to renew the Investment Advisory Agreement with the Adviser, the Board or its designee may meet with the Adviser, as appropriate, to review such services. Among other things, the Board regularly considers the Adviser’s adherence to the Fund’s investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. The Board also reviews information about the Fund’s performance and the Fund’s investments, including, for example, portfolio holdings schedules.

The Trust’s Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues and Fund and Adviser risk assessments. At least annually, the Trust’s Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the Adviser. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board receives reports from the Fund’s service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. Annually, the Fund’s independent registered public accounting firm reviews with the Audit Committee its audit of the Fund’s financial statements, focusing on major areas of risk encountered by the Fund and noting any significant deficiencies or material weaknesses in the Fund’s internal controls. Additionally, in connection with its oversight function, the Board oversees TCW’s implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Trust’s internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust’s financial reporting and the preparation of the Trust’s financial statements.

Through discussions with, and reports provided by, the Adviser, the Chief Compliance Officer, the independent registered public accounting firm and other service providers, the Board and the Audit Committee can oversee how management and service providers identify and mitigate key material risks of the Fund.

The Board recognizes that not all risks that may affect the Fund can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Board as to risk management matters are typically summaries of the relevant information. Most of the Fund’s investment management and business affairs are carried out by or through the Adviser and other service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Fund’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s ability to monitor and manage risk, as a practical matter, is subject to limitations.

Trustees

Detailed information about the Trustees and officers of the Fund, including their names, addresses, ages and principal occupations for the last five years, is set forth in the tables below. “Fund Complex” refers to the TCW Strategic Income Fund, Inc. (“TSI”) (consisting of [1] portfolio as of December 31, 2026), TCW Funds, Inc. (consisting of [12] portfolios as of December 31, 2026), the Trust (consisting of [13] portfolios as of the date of this SAI), TCW Metropolitan West Funds, Inc. (consisting of [8] portfolios as of December 31, 2026), and TCW Private Asset Income Fund (consisting of [1] portfolio as of December 31, 2026).

Name and Year of Birth(1)	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(2)	Other Directorships Held by Trustee	Number of Portfolios in Fund Complex Overseen by Trustee

INDEPENDENT TRUSTEES

Patrick C. Haden (1953) Vice Chairman of the Board	Mr. Haden has served as a trustee of the Trust since 2024.	President (since 2003), Wilson Ave. Consulting (business consulting firm).	Auto Club (affiliate of AAA); TCW Funds, Inc. (mutual fund); TCW Strategic Income Fund, Inc. (closed-end fund); TCW Metropolitan West Funds (mutual fund); TCW Private Asset Income Fund (closed-end fund).	35

Martin Luther King III (1957)	Mr. King has served as a trustee of the Trust since 2024.	President and Chief Executive Officer (since 1998), The King Center (non-profit organization); Chief Executive Officer (since January 2006), Realizing the Dream (non-profit organization); Independent motivational lecturer (since 1980).	TCW Funds, Inc. (mutual fund); TCW Strategic Income Fund, Inc. (closed-end fund); TCW Metropolitan West Funds (mutual fund); TCW Private Asset Income Fund (closed-end fund).	35

Peter McMillan (1957)	Mr. McMillan has served as a trustee of the Trust since 2024.	Co-founder (since 2019), Pacific Oak Capital Advisors (investment advisory firm); Co-founder, Managing Partner and Chief Investment Officer (2013-2023), Temescal Canyon Partners (investment advisory firm).	Keppel Pacific Oak U.S. REIT (real estate investments); TCW Funds, Inc. (mutual fund); TCW Strategic Income Fund, Inc. (closed-end fund); TCW DL VII Financing LLC (private fund); TCW Metropolitan West Funds (mutual fund); TCW Private Asset Income Fund (closed-end fund).	35

Name and Year of Birth(1)	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(2)	Other Directorships Held by Trustee	Number of Portfolios in Fund Complex Overseen by Trustee

Victoria B. Rogers (1961)	Ms. Rogers has served as a trustee of the Trust since 2024.	President and Chief Executive Officer (since 1996), The Rose Hills Foundation (charitable foundation).	Norton Simon Museum (art museum); Causeway Capital Management Trust (mutual fund); The Rose Hills Foundation (charitable foundation); Saint John’s Health Center Foundation (charitable foundation); TCW Funds, Inc. (mutual fund); TCW Strategic Income Fund, Inc. (closed-end fund); TCW Metropolitan West Funds (mutual fund); TCW Private Asset Income Fund (closed-end fund).	35

Robert G. Rooney (1957)	Mr. Rooney has served as a trustee of the Trust since 2024.	Founder (since 2022), RGR Advisors CT, LLC (financial advisory firm); Chief Financial and Administrative Officer and Senior Financial Advisor (2018-2021), REEF Technology (real estate and technology services company).	TCW Funds, Inc. (mutual fund); TCW Strategic Income Fund, Inc. (closed-end fund); TCW Metropolitan West Funds (mutual fund); TCW Private Asset Income Fund (closed-end fund).	35

Michael Swell (1966)	Mr. Swell has served as a trustee of the Trust since 2024.	Retired (since 2021); Partner and Managing Director (2007-2021), Goldman Sachs Asset Management (asset management company).	TCW Funds, Inc. (mutual fund); TCW Strategic Income Fund, Inc. (closed-end fund); TCW Metropolitan West Funds (mutual fund); TCW Private Asset Income Fund (closed-end fund); Apollo Realty Income Solutions Inc. (nontraded real estate investment trust).	35

Andrew Tarica (1959) Chairman of the Board	Mr. Tarica has served as a trustee of the Trust since 2023, and Chairman since 2024.	Retired (since 2024); Chief Executive Officer (2001-2024), Meadowbrook Capital Management (asset management company); Employee (2003-2022), Cowen Prime Services (broker-dealer).	TCW Funds, Inc. (mutual fund); TCW Strategic Income Fund, Inc. (closed-end fund); TCW Direct Lending VII, LLC (business development company); TCW Direct Lending VIII, LLC (business development company); TCW Star Direct Lending, LLC (business development company); TCW Metropolitan West Funds (mutual fund); TCW Private Asset Income Fund (closed-end fund); TCW Steel City Senior Lending BDC (business development company).	35

Name, Year of Birth and Position(s) with the Fund(1)	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(2)	Other Directorships Held by Trustee	Number of Portfolios in Fund Complex Overseen by Trustee

INTERESTED TRUSTEES

Richard M. Villa (1964) Trustee, President and Principal Executive Officer Treasurer, Principal Financial Officer and Principal Accounting Officer	Mr. Villa has served as Trustee, President, Principal Executive Officer, Treasurer, Principal Financial Officer and Principal Accounting Officer since 2025.	Executive Vice President and Chief Financial Officer (since 2016), TCW LLC and (since 2008), the Adviser, Metropolitan West Asset Management, LLC, and TCW Asset Management Company LLC; Executive Vice President, Chief Financial Officer, and Treasurer (since 2008), The TCW Group, Inc.; Executive Vice President and Chief Financial Officer (since 2024), TCW Asset Backed Finance Management Company LLC; Treasurer, Principal Financial Officer and Principal Accounting Officer (since 2014), TCW Funds, Inc. and TCW Strategic Income Fund, Inc., (since 2021), TCW Metropolitan West Funds, and (since 2024), TCW Private Asset Income Fund.	TCW Funds, Inc. (mutual fund); TCW Strategic Income Fund, Inc. (closed-end fund); TCW Metropolitan West Funds (mutual fund); TCW Private Asset Income Fund (closed-end fund).	35

David Vick (1978) Trustee	Mr. Vick has served as a trustee of the Trust since 2025.	Managing Director (since 2006), TCW LLC, and (since 2024), TCW Asset Backed Finance Management Company LLC.	TCW Funds, Inc. (mutual fund); TCW Strategic Income Fund, Inc. (closed-end fund); TCW Metropolitan West Funds (mutual fund); TCW Private Asset Income Fund (closed-end fund).	35

Officer Information

The Officers of the Trust, their addresses, positions with the Trust, years of birth and principal occupations during the past five years are set forth below. The address for each officer is c/o TCW Investment Management Company LLC, 515 South Flower Street, Los Angeles, CA 90071. Officers are elected yearly by the Trustees.

Name and Year of Birth(1)	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years(3)

Alenoush Terzian (1983)	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2025	Chief Compliance Officer and Anti-Money Laundering Officer (since 2025), TCW Funds, Inc., TCW Metropolitan West Funds, TCW Strategic Income Fund, Inc., and TCW Private Asset Income Fund; Senior 1940 Act Compliance Officer and Senior Vice President (since 2024), The TCW Group, Inc. and TCW LLC; Chief Compliance Officer and Director of Operations (2021-2024), Jacob Asset Management of New York LLC; Vice President – Fund Administration and Compliance (2010-2021), U.S. Bank Global Fund Services

Lisa Eisen (1963)	Tax Officer	Since 2024	Tax Officer (since 2016), TCW Metropolitan West Funds, TCW Funds, Inc. and TCW Strategic Income Fund, Inc., and (since 2024), TCW Private Asset Income Fund; Managing Director and Director of Tax (since 2016), TCW LLC, and (since 2024), TCW Asset Backed Finance Management Company LLC.

Drew Bowden (1961)	Executive Vice President	Since 2024	Executive Vice President, General Counsel and Secretary (since 2023), the Adviser, Metropolitan West Asset Management, LLC, The TCW Group, Inc., TCW Asset Management Company LLC, TCW LLC and (since 2024), TCW Asset Backed Finance Management Company LLC; Executive Vice President (since 2023), TCW Metropolitan West Funds, TCW Funds, Inc. and TCW Strategic Income Fund, Inc. and (since 2024), TCW Private Asset Income Fund; Chief Operating Officer (2021-2023), Western Asset Management Company; Executive Vice President and General Counsel (2020-2021), Jackson Financial Inc.

Peter Davidson (1972)	Vice President and Secretary	Since 2024	Managing Director, Associate General Counsel, and Assistant Secretary (since 2022), the Adviser, Metropolitan West Asset Management, LLC, TCW Asset Management Company LLC, TCW LLC and (since 2024), TCW Asset Backed Finance Management Company LLC; Vice President and Secretary (since 2023), TCW Metropolitan West Funds, TCW Funds, Inc. and TCW Strategic Income Fund, Inc., and (since 2024), TCW Private Asset Income Fund; Vice President and Assistant Secretary (2022-2023), TCW Metropolitan West Funds, TCW Funds, Inc. and TCW Strategic Income Fund, Inc.; Assistant General Counsel – Investment Products and Advisory Services (2020-2022), The Northwestern Mutual Life Insurance Company.

Name and Year of Birth(1)	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years(3)

Eric Chan (1978)	Assistant Treasurer	Since 2025	Managing Director of Fund Operations (since 2006), Metropolitan West Asset Management, LLC and (since 2009), the Adviser, TCW Asset Management Company LLC and TCW LLC; Assistant Treasurer (since 2010), TCW Metropolitan West Funds, (since 2009) TCW Funds, Inc. and TCW Strategic Income Fund, Inc. and (since 2024), TCW Private Asset Income Fund. Mr. Chan is a Certified Public Accountant.

(1)	The address of each Trustee and each officer is c/o The TCW Group, Inc., 515 South Flower Street, Los Angeles, CA 90071.
(2)	Positions with companies may have changed over time.
(3)	Positions with The TCW Group, Inc. and its affiliates may have changed over time.

Board Committees

Audit Committee. The Audit Committee makes recommendations to the Board of Trustees concerning the selection of the independent auditors and reviews with the auditors the results of the annual audit, including the scope of auditing procedures, the adequacy of internal controls and compliance by the Trust with the accounting, recording and financial reporting requirements of the 1940 Act. The Audit Committee also reviews compliance with the Code of Ethics by the executive officers, directors and investment personnel of the Adviser. The Audit Committee consists of Ms. Rogers and Messrs. Haden, McMillan, Tarica, Rooney, King and Swell. Each Audit Committee member is an Independent Trustee. The Audit Committee met [four (4)] times during the fiscal year ended October 31, 2026.

Nominating and Governance Committee. The Nominating and Governance Committee makes recommendations to the Board of Trustees regarding nominations for membership on the Board of Trustees. It evaluates candidates’ qualifications for Board membership and, with respect to nominees for positions as Independent Trustees, their independence from the Adviser and other principal service providers of the Trust. The Nominating and Governance Committee periodically reviews trustee compensation and recommends any appropriate changes to the Board. The Nominating and Governance Committee also reviews, and may make recommendations to the Board of Trustees relating to those, issues that pertain to the effectiveness of the Board in carrying out its responsibilities of overseeing the management of the Trust and also considers general matters of Company governance and operations of the Board of Trustees. The Nominating and Governance Committee consists of Ms. Rogers and Messrs. Haden, McMillan, Tarica, Rooney, King and Swell. Each Nominating and Governance Committee member is an Independent Trustee. The Nominating and Governance Committee met [four (4)] times during the fiscal year ended October 31, 2026.

The Nominating and Governance Committee will consider potential trustee candidates recommended by shareholders provided that the proposed candidates satisfy the Trustee qualification requirements provided in the Trust’s Nominating and Governance Committee Charter and are not “interested persons” of the Trust within the meaning of the 1940 Act. In determining procedures for the submission of potential candidates by shareholders and any eligibility requirements for such nominees and for the shareholders submitting the nominations, the Nominating and Governance Committee has looked to recent SEC promulgations regarding Trustee nominations for guidance.

Risk Oversight

Through its direct oversight role, and indirectly through its committees, the Board of Trustees performs a risk oversight function for the Fund consisting, among other things, of the following activities:

General Oversight. The Board of Trustees regularly meets with, or receives reports from, the officers of the Trust and representatives of key service providers to the Trustees, including the Adviser, administrator, transfer agent, custodian and independent registered public accounting firm, to review and discuss the operational activities of the Fund and to provide direction with respect thereto.

Compliance Oversight. The Board of Trustees reviews and approves the procedures of the Trust established to ensure compliance with applicable federal securities laws. The Board of Trustees keeps informed about how the Fund’s operations conform to its compliance procedures through regular meetings with, and reports received from, the Trust’s Chief Compliance Officer and other officers.

Investment Oversight. The Board of Trustees monitors investment performance during the year through regular performance reports from management with references to appropriate performance measurement indices. The Board of Trustees also receives focused performance presentations on a regular basis, including special written reports and oral presentations by portfolio managers. In addition, the Board of Trustees monitors the Fund’s investment practices and reviews the Fund’s investment strategies with management and receives focused presentations.

Valuation Oversight. Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees has designated the Adviser as the “Valuation Designee” for purposes of making fair valuation determinations with respect to the Fund’s portfolio holdings, subject to oversight by the Board. The Board of Trustees receives regular reports on the use of fair value prices and the effectiveness of the Fund’s valuation procedures.

Financial Reporting. Through its Audit Committee, the Board of Trustees meets regularly with the Trust’s independent registered public accounting firm to discuss financial reporting matters, the adequacy of the Trust’s internal controls over financial reporting, and risks to accounting and financial reporting matters.

Information about Each Trustee’s Qualifications, Experience, Attributes or Skills

The Board took into account a variety of factors in the original selection of candidates to serve as a Trustee, including the then composition of the Board. Generally, no one factor was decisive in the selection of an individual to join the Board. Among the factors the Board considered when concluding that an individual should serve on the Board were the following: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s ability to work effectively with the other members of the Board; and (iii) how the individual’s skills, experience, and attributes would contribute to an appropriate mix of relevant skills and experience on the Board. In addition, the Trustees also possess various other intangible qualities such as intelligence, work ethic, the ability to work together, to communicate effectively, to ask incisive questions and exercise judgment, and to oversee the business of the Trust. The Board also considered, among other factors, the particular attributes described below with respect to the various individual Trustees. The summaries set forth below as to the qualifications, attributes, and skills of the Trustees are furnished in response to disclosure requirements imposed by the SEC and do not impose any greater or additional responsibility or obligation on, or change any standard of care of, any such person or on the Board as a whole than otherwise would be the case.

Patrick C. Haden. Mr. Haden, the Independent Vice Chairman of the Board of Trustees, is President of Wilson Ave. Consulting. From July 2016 through June 2017, Mr. Haden served as the Senior Advisor to the President of the University of Southern California. He also currently serves on the boards of Auto Club, an affiliate of AAA, the Trust, TCW Funds, Inc., TCW Metropolitan West Funds, TCW Private Asset Income Fund, and TSI. Previously, he was the Athletic Director of the University of Southern California. Mr. Haden is a Rhodes Scholar and prior to August 2010, was a member of the board of trustees of the University of Southern California.

Martin Luther King III. Mr. King is a nationally prominent community leader and organizer. He has had leadership positions with various community organizations, including serving as President and Chief Executive Officer of The King Center (since 1998) and as Chief Executive Officer of Realizing the Dream (since January 2006), a non-profit organization that continues the humanitarian and liberating work of Dr. Martin Luther King, Jr. and Mrs. Coretta Scott King. He has been engaged as an independent motivational lecturer since 1980. He has served on the Board of Trustees of TCW Metropolitan West Funds since 1997, and serves on the boards of the Trust, TCW Funds, Inc., TSI, and TCW Private Asset Income Fund.

Peter McMillan. Mr. McMillan, the Chair of the Nominating and Governance Committee, is a Co-Founder of Pacific Oak Capital Advisors, an investment advisory firm. He is a Co-Founder of KBS Capital Advisors, a manager of real estate investment trusts, and from 2005 through 2019, served as Executive Vice President. From 2013 through 2023, he was a Co-Founder, Managing Partner, and Chief Investment Officer of Temescal Canyon Partners, an investment advisory firm. Mr. McMillan serves on the boards of Keppel Pacific Oak U.S. REIT, the Trust, TSI, TCW Funds, Inc., TCW Metropolitan West Funds, TCW Private Asset Income Fund, and TCW DL VII Financing LLC. Prior to forming Willowbrook Capital Group LLC in 2000, Mr. McMillan served as the Executive Vice President and Chief Investment Officer of Sun America Investments, Inc. Prior to 1989, he served as Assistant Vice President for Aetna Life Insurance and Annuity Company with responsibility for the company’s fixed income portfolios.

Victoria B. Rogers. Ms. Rogers is President and Chief Executive Officer of The Rose Hills Foundation. She also serves on the boards of The Rose Hills Foundation, Norton Simon Museum, Saint John’s Health Center Foundation, the Trust, TCW Funds, Inc., TSI, TCW Metropolitan West Funds, TCW Private Asset Income Fund, and Causeway Capital Management Trust. Previously, Ms. Rogers served on the boards of The Chandler School, The Hotchkiss School, Polytechnic School, Stanford University, USA Water Polo, USC Rossier School of Education, and the YMCA of Metropolitan Los Angeles. Ms. Rogers has substantial experience in the area of taxes, accounting, non-profit organizations, and foundation management, having been previously employed by Deloitte, Security Pacific Bank and The Whittier Trust Company.

Robert G. Rooney. Mr. Rooney, a CPA and the Chair of the Audit Committee, is a transformation leader with over 35 years of senior executive and board experience with private equity backed and public companies, including in-depth experience with financial and compliance matters. In 2022, he formed a financial advisory firm, RGR Advisors CT, LLC. He has served as Chief Financial and Administrative Officer and Senior Financial Advisor of REEF Technology from November 2018 to March 2021. He was Chief Financial Officer of Citizens Parking Inc. from January 2018 to November 2018 (when a major division was sold to REEF), Chief Financial Officer of Novitex Enterprise Solutions, Inc. from 2015 to 2017, Partner at Televerse Media from 2011 to 2015, and was Chief Financial Officer and then Chief Operating Officer for Affinion Group and its predecessors from 2001 to 2011. Mr. Rooney has served on the boards of the TCW Metropolitan West Funds since 2009 and has served on the Boards as Audit Committee Chair for TCW Funds, Inc. and the Trust since February 2024, and TSI and TCW Private Asset Income Fund since September 2024.

Michael Swell. Mr. Swell has many years of experience as an executive in the securities industry. He served as Partner and Managing Director of Goldman Sachs Asset Management from 2007 to 2021 where he led portfolio management globally across all fixed income products. He founded and served as portfolio manager on a number of flagship fixed income funds/strategies and has successfully trained, mentored, and managed a large number of employees. Prior to joining Goldman Sachs, Mr. Swell was a senior managing director and led the fixed income team at Friedman, Billings & Ramsey. Prior to Friedman, Billings & Ramsey, Mr. Swell was vice president and head of securities sales and trading at Freddie Mac. Mr. Swell serves on the boards of Apollo Realty Income Solutions Inc., the Trust, TCW Funds, Inc., TSI, TCW Metropolitan West Funds, and TCW Private Asset Income Fund.

Andrew Tarica. Mr. Tarica is the Independent Chairman of the Board of Trustees. From 2001 to December 2024, Mr. Tarica was Chief Executive Officer of Meadowbrook Capital Management, a fixed-income credit asset management company that also manages a fixed income credit fund. From 2003 through 2010, Mr. Tarica served as an employee of the broker-dealer business of Sanders Morris Harris, a Houston, Texas-based asset manager and broker-dealer, where he managed a fixed-income portfolio. Sanders Morris Harris’ broker-dealer business became Concept Capital Markets, LLC in 2010. In September 2015, Concept Capital Markets, LLC was purchased by Cowen & Co, where Mr. Tarica was employed until January 2022. From 1992 to 1999 Mr. Tarica was the global head of the high grade corporate bond department at Donaldson, Lufkin & Jenrette. From 1990 to 1992 he ran the investment grade sales and trading department at Kidder Peabody. He began his career at Drexel Burnham in 1983 in the investment grade trading area, where he eventually became the head of trading. Mr. Tarica also serves on the boards of the TCW Funds, Inc., TSI, TCW Direct Lending VII, LLC, TCW Direct Lending VIII, LLC, TCW Star Direct Lending, LLC, TCW Metropolitan West Funds, TCW Private Asset Income Fund, the Trust, and TCW Steel City Senior Lending BDC.

David Vick. Mr. Vick is Managing Director and Co-Head of Fixed Income Portfolio Specialists for TCW, covering Multi-Sector strategies in the Fixed Income group and responsible for communicating investment strategies, performance, and outlook for multi-sector fixed income portfolios. He has extensive knowledge of asset management having previously served as a Core Bond Product Manager at Payden & Rygel Investment Management in addition to his time at Pacific Investment Management Company (PIMCO) where he served as Vice President of Account Management. Mr. Vick began his career as a Fixed Income Research Analyst at Salomon Brothers Inc. Mr. Vick holds a BS in Engineering from Harvey Mudd College, and an MBA from the UCLA Anderson School of Management. He is a CFA charterholder.

Richard M. Villa. Mr. Villa is Executive Vice President and Chief Financial Officer of the Adviser, The TCW Group, Inc., TCW LLC, Metropolitan West Asset Management, LLC, TCW Asset Management Company LLC, and TCW Asset Backed Finance Management Company LLC. In this role, he is responsible for managing the financial operations of TCW. Mr. Villa is also Treasurer of The TCW Group, Inc. and President, Principal Executive Officer, Treasurer, and Principal Financial Officer of TCW Metropolitan West Funds, the Trust, TCW Strategic Income Fund, Inc., TCW Funds, Inc., and TCW Private Asset Income Fund. Prior to joining TCW as Controller in 2002, Mr. Villa was a Senior Vice President and Director of Finance for Fidelity Federal Bank where he was responsible for the treasury and accounting functions of the bank. Previously, he was an Audit Manager with Deloitte & Touche where he specialized in serving financial services companies, including banks and investment companies. Before that, he was in the management training program of Union Bank of California. Mr. Villa received his BS in Finance from Arizona State University and is a Certified Public Accountant in the state of California and a member of the American Institute of Certified Public Accountants.

Equity Ownership of Trustees

The following tables set forth the equity ownership of the Trustees, as of December 31, 2026, in the Fund and in all registered investment companies overseen by the Trustees in the same family of investment companies as the Fund, which as of December 31, 2026 included the Trust, TCW Funds, TSI, and TCW Metropolitan West Funds. The codes for the dollar ranges of equity securities owned by the Trustees are: (a) $1-$10,000, (b) $10,001-$50,000, (c) $50,001-$100,000; and (d) over $100,000.

Independent Trustees

Name of Trustee	Dollar Range of Equity Securities in the Fund(1)		Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies(1)
Patrick C. Haden	TCW Mid Cap Value ETF	None	[ ]
Martin Luther King III	TCW Mid Cap Value ETF	None	[ ]
Peter McMillan	TCW Mid Cap Value ETF	None	[ ]
Victoria B. Rogers	TCW Mid Cap Value ETF	None	[ ]
Robert G. Rooney	TCW Mid Cap Value ETF	None	[ ]
Michael Swell	TCW Mid Cap Value ETF	None	[ ]
Andrew Tarica	TCW Mid Cap Value ETF	None	[ ]
Richard Villa	TCW Mid Cap Value ETF	None	[ ]
David Vick	TCW Mid Cap Value ETF	None	[ ]

(1)	TCW Mid Cap Value ETF did not commence operations prior to December 31, 2026.

As to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in the Adviser or the Distributor, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or the Distributor.

Shareholder Communications to the Board

Shareholders may send communications to the Board by addressing the communications directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members). The shareholder may send the communication to either the Trust’s office or directly to such Board members at the address specified for each Trustee. Other shareholder communications received by the Trust not directly addressed and sent to the Board will be reviewed and generally responded to by management. Such communications will be forwarded to the Board at management’s discretion based on the matters contained therein.

Trustee Compensation

[Each current Independent Trustee is paid an annual retainer of $27,500 per calendar year, plus a per meeting fee of $1,500 for in person attendance and $250 for telephonic attendance for each meeting of the Board of Trustees attended by such Independent Trustee. The Chairman of the Board of Trustees receives an additional annual retainer of $10,500, the Vice Chairman of the Board of Trustees receives an additional annual retainer of $7,000, and the Chair of the Audit Committee and the Nominating and Governance Committee are each paid an additional annual retainer of $1,750.]

Annual Trustee compensation may be reviewed periodically and changed by the Board.

For the fiscal year ended October 31, 2026, the Independent Trustees were paid the following aggregate compensation by the Trust:

Name of Person, Position	Aggregate Compensation from Trust	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund Complex*
Andrew Tarica, Trustee	$[ ]	-	-	$[ ]
Patrick C. Haden, Trustee	$[ ]	-	-	$[ ]
Martin Luther King III, Trustee	$[ ]	-	-	$[ ]
Peter McMillan, Trustee and Chair of the Nominating and Governance Committee**	$[ ]	-	-	$[ ]
Victoria B. Rogers, Trustee	$[ ]	-	-	$[ ]
Robert G. Rooney, Trustee and Chair of the Audit Committee**	$[ ]	-	-	$[ ]
Michael Swell, Trustee	$[ ]	-	-	$[ ]

*	Includes reimbursement for any out-of-pocket expenses incurred to attend meetings of the Board. The term “Fund Complex” refers to the TCW Strategic Income Fund, Inc. (“TSI”) (consisting of 1 portfolio as of the date of this SAI), TCW Funds, Inc. (consisting of 12 portfolios as of the date of this SAI), TCW ETF Trust (consisting of 13 portfolios as of the date of this SAI), TCW Metropolitan West Funds (consisting of 8 portfolios as of the date of this SAI), and TCW Private Asset Income Fund (consisting of 1 portfolio as of the date of this SAI).
**	Mr. Rooney and Mr. McMillan served as Chair of the Audit Committee and Chair of the Nominating and Governance Committee, respectively.

Limitation of Trustees’ Liability

The Second Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”) provides that a Trustee shall not be liable for errors of judgment or mistakes of fact or law and shall not be responsible or liable for any act or omission, errors of judgment, mistakes of fact or law, or for neglect or wrongdoing of them or any officer, agent, employee, investment advisor or independent contractor; provided that nothing in the Declaration of Trust shall protect any Trustee or officer of the Trust against liability to the Trust or to shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. The Declaration of Trust also provides that the Trust or the applicable series of the Trust shall indemnify each person who is, or has been, a Trustee or officer of the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit, or proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been a Trustee or officer and against amounts paid or incurred by him or her in the settlement thereof. However, neither a Trustee nor officer of the Trust shall be entitled to indemnification against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. Nothing contained in this section attempts to disclaim a Trustee’s individual liability in any manner inconsistent with the federal securities laws.

MANAGEMENT AND OTHER SERVICE PROVIDERS

The following information supplements and should be read in conjunction with the section in the Fund’s Prospectus entitled “Management of the Fund.”

Investment Adviser

TCW, located at 515 South Flower Street, Los Angeles, CA 90071, serves as the Fund’s investment adviser. The Adviser is registered with the SEC as an investment adviser under the 1940 Act.

TCW Investment Management Company LLC (the “Adviser”) is a wholly owned subsidiary of The TCW Group, Inc., a Nevada corporation (“TCW”). The Carlyle Group, LP, a global alternative asset manager organized under the laws of Delaware, may be deemed to be a control person of the Adviser by reason of its control of certain investment funds that indirectly hold a controlling interest in the voting stock of TCW. In addition, TCW management and employees as a group may be deemed to be a control person of the Adviser by reason of their collective ownership of equity in TCW. Nippon Life Insurance Company, a mutual insurance company organized under the laws of Japan, holds a non-controlling minority equity interest in TCW.

For its investment advisory services to the Fund, the Adviser is paid a management fee from the Fund based on a percentage of the Fund’s average daily net assets, at the annual rate of [   ]%. The Adviser may from time to time voluntarily waive and/or reimburse fees or expenses in order to limit total annual fund operating expenses, as may be specified in a separate letter of agreement.

Pursuant to the Investment Advisory Agreement between the Adviser and the Trust (entered into on behalf of the Fund), the Adviser is responsible for substantially all expenses of the Fund, except (i) interest and taxes (including, but not limited to, income, excise, transfer and withholding taxes); (ii) expenses of the Fund incurred with respect to the acquisition, holding, voting and/or disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions; (iii) expenses incurred in connection with any distribution plan adopted by the Trust in compliance with Rule 12b-1 under the 1940 Act, including distribution fees; (iv) the advisory fee payable to the Adviser hereunder; and (v) litigation expenses (including fees and expenses of counsel retained by or on behalf of the Trust or the Fund) and any fees, costs or expenses payable by the Trust or the Fund pursuant to indemnification obligations to which the Trust or such Fund may be subject (pursuant to contract or otherwise); and (vi) any extraordinary expenses, as determined by a majority of the Independent Trustees.

The Investment Advisory Agreement continues in effect with respect to the Fund for an initial term of two years and is renewed on a year-to-year basis thereafter, provided that continuance, with respect to the Fund, is approved at least annually by specific approval of the Board or by vote of the holders of a majority of the outstanding voting securities of the Fund. In either event, it must also be approved by a majority of the Trustees who are neither parties to the agreement nor interested persons as defined in the 1940 Act, at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement may be terminated at any time without the payment of any penalty by the Board or by vote of a majority of the outstanding voting securities of the Fund on not more than 60 days written notice to the Adviser. In the event of its assignment, the Investment Advisory Agreement will terminate automatically.

Pursuant to the Investment Advisory Agreement, the Fund has agreed to indemnify the Adviser for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties.

The Fund did not commence investment operations prior to the date of this SAI.

Other Accounts Managed by the Portfolio Managers

The following table shows the number and assets of other investment accounts (or portions of investment accounts) that the Portfolio Managers of the Fund managed in addition to the Fund.

	Other Accounts Managed (As of October 31, 2026)			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager	Category of Account	Number of Accounts in Category	Total Assets (millions) in Accounts in Category	Number of Accounts in Category	Total Assets (millions) in Accounts in Category
Iman Brivanlou, PhD
	Registered investment companies	[ ]	$[ ]	[ ]	$[ ]
	Other pooled investment vehicles	[ ]	$[ ]	[ ]	$[ ]
	Other accounts	[ ]	$[ ]	[ ]	$[ ]
Matthew J. Spahn
	Registered investment companies	[ ]	$[ ]	[ ]	$[ ]
	Other pooled investment vehicles	[ ]	$[ ]	[ ]	$[ ]
	Other accounts	[ ]	$[ ]	[ ]	$[ ]

Portfolio Manager Compensation

The Portfolio Managers are compensated by the Adviser in the form of current compensation (salaries) plus deferred compensation (ownership units in the Adviser).

Portfolio Managers’ Share Ownership

Fund	Individual(s)	Dollar Range of Equity Securities (as of October 31, 2026)
TCW Mid Vap Value ETF
	Iman Brivanlou, PhD	None*
	Matthew J. Spahn	None*

*	TCW Mid Cap Value ETF did not commence operations prior to October 31, 2026.

Conflicts of Interest

A conflict of interest may arise as a result of the Portfolio Managers being responsible for multiple accounts, including the Fund and accounts of any affiliates thereof, that may have different investment guidelines and objectives. In addition to the Fund, these accounts may include other funds managed on an advisory or sub-advisory basis, separate accounts and collective trust accounts. An investment opportunity may be suitable for the Fund as well as for any of the other managed accounts. However, the investment may not be available in sufficient quantity for all of the accounts to participate fully. In addition, there may be limited opportunity to sell an investment held by the Fund or the other account. The other accounts may have similar investment objectives or strategies as the Fund, may track the same benchmarks or indices that the Fund tracks, and may sell securities that are eligible to be held, sold or purchased by the Fund. The Portfolio Managers may be responsible for accounts that have different advisory fee schedules, such as performance-based fees, which may create an incentive for the Portfolio Managers to favor one account over another in terms of access to investment opportunities or the allocation of the Portfolio Managers’ time and resources. The Portfolio Managers may also manage accounts whose investment objectives and policies differ from those of the Fund, which may cause the Portfolio Managers to effect trading in one account that may have an adverse effect on the value of the holdings within another account, including the Fund.

To address and manage these potential conflicts of interest, the Adviser has adopted compliance policies and procedures to allocate investment opportunities and to ensure that each of their clients is treated on a fair and equitable basis. Such policies and procedures include, but are not limited to, trade allocation and trade aggregation policies and oversight by investment management and the Compliance team.

Custodian

State Street Bank & Trust Company (State Street), located at One Congress Street, Boston, MA 02114, serves as custodian for the Fund pursuant to a custody agreement. In that capacity, State Street holds the Fund’s assets.

The Transfer Agent and Administrator

State Street serves as transfer agent and administrator for the Fund pursuant to an administrative and transfer agency agreement (the “State Street Administration Agreement”). Under the State Street Administration Agreement, State Street provides the Trust with administrative services, including providing certain operational, clerical, recordkeeping and/or bookkeeping services, as well as with transfer agency and accounting services. The State Street Administration Agreement provides that the administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the State Street Administration Agreement relates, except a loss resulting from the administrator’s refusal or failure to comply with the terms of the State Street Administration Agreement or from the administrator’s bad faith, negligence, or willful misconduct in the performance of its duties under the State Street Administration Agreement.

The Distributor

Foreside Financial Services, LLC, located at 190 Middle Street, Suite 301, Portland, ME 04101 (“Distributor”), serves as the distributor of Creation Units for the Trust on an agency basis. The Trust has entered into a Distribution Agreement with the Distributor (“Distribution Agreement”), under which the Distributor, as agent, reviews and approves orders by Authorized Participants to create and redeem shares in Creation Units. The Distributor is a broker-dealer registered under the Exchange Act and a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares will be continuously offered for sale only in Creation Units. The Distributor will deliver a prospectus to Authorized Participants purchasing Shares in Creation Units and will maintain records of confirmations of acceptance furnished by it to Authorized Participants. The Distributor has no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund. No compensation is payable by the Trust to the Distributor for such distribution services. However, the Adviser has entered into an agreement with the Distributor under which it makes payments to the Distributor in consideration for its services under the Distribution Agreement. The payments made by the Adviser to the Distributor do not represent an additional expense to the Trust or its shareholders.

The Distributor may also enter into agreements with securities dealers (“Dealers”) who will assist in the distribution of Shares. The Distributor will only enter into agreements with firms wishing to purchase Creation Units if the firm qualifies as an Authorized Participant (as discussed in “Procedures for Purchase of Creation Units” below) or DTC participants (as defined below).

The Distribution Agreement will continue for two years from its effective date and is renewable thereafter. The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not “interested persons” of the Trust and have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement is terminable without penalty by the Trust on 60 days’ written notice when authorized either by majority vote of its outstanding voting Shares or by a vote of a majority of its Board (including a majority of the Independent Trustees), or by the Distributor on 60 days written notice, and will automatically terminate in the event of its assignment. The Distribution Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Distributor, or reckless disregard by it of its obligations thereunder, the Distributor shall not be liable for any action or failure to act in accordance with its duties thereunder.

The Adviser or its affiliates, out of its own resources and not out of Fund assets (i.e., without additional cost to the Fund or its shareholders), make payments to certain broker dealers, banks and other financial intermediaries (“Intermediaries”) for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing and educational training or support. These arrangements are not financed by the Fund and, thus, do not result in increased Fund expenses. They are not reflected in the fees and expenses listed in the fees and expenses sections of the Fund’s Prospectus and they do not change the price paid by investors for the purchase of Shares or the amount received by a shareholder as proceeds from the redemption of Shares. Such compensation is paid to certain Intermediaries that provide services to the Fund, including marketing and education support (such as through conferences, webinars and printed communications). The Adviser periodically assesses the advisability of continuing to make these payments. Payments to an Intermediary may be significant to the Intermediary, and amounts that Intermediaries pay to your adviser, broker or other investment professional, if any, may also be significant to such adviser, broker or investment professional. Because an Intermediary may make decisions about what investment options it will make available or recommend, and what services to provide in connection with various products, based on payments it receives or is eligible to receive, including from the Adviser and its affiliates, such payments create conflicts of interest between the Intermediary and its clients. For example, these financial incentives may cause the Intermediary to recommend the Fund over other investments. The same conflict of interest exists with respect to your financial adviser, broker or investment professional if he or she receives similar payments from his or her Intermediary firm.

Please contact your adviser, broker or other investment professional for more information regarding any payments his or her Intermediary firm may receive.

Securities Lending Agent

To the extent that the Fund engages in securities lending, a securities lending agent (the “Lending Agent”) will act on behalf of the Fund subject to the overall supervision of the Adviser, pursuant to a written agreement (the “Securities Lending Agency Agreement”).

The Fund retains a portion of the securities lending income and remit the remaining portion to the Lending Agent as compensation for its services. Securities lending income is generally equal to the total of income earned from the reinvestment of cash collateral (and excludes collateral investment fees as defined below), and any fees or other payments to and from borrowers of securities. The Lending Agent bears all operational costs directly related to securities lending.

Counsel

Ropes & Gray LLP serves as counsel to the Fund.

Independent Registered Public Accounting Firm

[   ] serves as the Trust’s independent registered public accounting firm and audits the Fund’s financial statements and performs other related audit services.

Independent Proxy Voting Advisory Firm

Glass Lewis & Co., LLC, located at 100 Pine Street, Suite 1925, San Francisco, CA 94111, is the independent proxy voting advisory firm for the Fund.

PORTFOLIO HOLDINGS INFORMATION

On each Business Day, prior to the opening of regular trading on the Fund’s primary listing exchange, the Fund discloses on its website (https://tcw.com) certain information relating to the portfolio holdings that will form the basis of the Fund’s next net asset value per share calculations.

In addition, certain information may also be made available to certain parties:

●	Communications of Data Files: The Fund may make available through the facilities of the National Securities Clearing Corporation (“NSCC”) or through posting on https://tcw.com prior to the opening of trading on each business day, a list of the Fund’s holdings (generally pro-rata) that Authorized Participants could deliver to the Fund to settle purchases of the Fund (i.e. Deposit Securities) or that Authorized Participants would receive from the Fund to settle redemptions of the Fund (i.e. Fund Securities). These files are known as the Portfolio Composition File and the Fund Data File (collectively, “Files”). The Files are applicable for the next trading day and are provided to the NSCC and/or posted on https://tcw.com after the close of markets in the U.S.

●	Communications with Authorized Participants and Liquidity Providers: Certain employees of the Adviser are responsible for interacting with Authorized Participants and liquidity providers with respect to discussing custom basket proposals as described in the Custom Baskets section of this SAI. As part of these discussions, these employees may discuss with an Authorized Participant or liquidity provider the securities the Fund is willing to accept for a creation, and securities that the Fund will provide on a redemption.

The Adviser’s employees may also discuss portfolio holdings-related information with broker/dealers, in connection with settling the Fund’s transactions, as may be necessary to conduct business in the ordinary course in a manner consistent with the disclosure in the Fund’s current registration statements.

●	Communications with Listing Exchanges: From time to time, employees of the Adviser may discuss portfolio holdings information with the applicable primary listing exchange for the Fund as needed to meet the exchange listing standards.

●	Communications with Other Portfolio Managers: Certain information may be provided to employees of the Adviser who manage funds that invest a significant percentage of their assets in shares of an underlying fund as necessary to manage the fund’s investment objective and strategy.

●	Communication of Other Information: Certain explanatory information regarding the Files is released to Authorized Participants and liquidity providers on a daily basis, but is only done so after the Files are posted to https://tcw.com.

●	Third-Party Service Providers: Certain portfolio holdings information may be disclosed to Fund Trustees and their counsel, outside counsel for the Fund, auditors, regulators, and certain third-party service providers (i.e., fund administrator, custodian, transfer agent, distributor, proxy voting service) and other entities for which a non-disclosure, confidentiality agreement or other obligation is in place with such service providers, as may be necessary to conduct business in the ordinary course in a manner consistent with applicable policies, agreements with the Fund, the terms of the current registration statements and federal securities laws and regulations thereunder.

The Trust’s Chief Compliance Officer or her delegate may authorize disclosure of portfolio holdings information pursuant to the above policy and procedures, subject to restrictions on selective disclosure imposed by applicable law. The Board reviews the policy and procedures for disclosure of portfolio holdings information at least annually.

CODE OF ETHICS

The Trust and the Adviser have each adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics are designed to prevent affiliated persons of the Trust and the Adviser from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Fund (which may also be held by persons subject to the codes of ethics). Each Code of Ethics permits personnel subject to that Code of Ethics to invest in securities for their personal investment accounts, subject to certain limitations, including limitations related to securities that may be purchased or held by the Fund. The Distributor (as defined below) relies on the principal underwriters exception under Rule 17j-1(c)(3), specifically where the Distributor is not affiliated with the Trust and the Adviser, and no officer, director, or general partner of the Distributor serves as an officer, director, or general partner of the Trust or the Adviser.

There can be no assurance that the codes of ethics will be effective in preventing such activities. Each code of ethics may be examined at the office of the SEC in Washington, D.C. or on the Internet at the SEC’s website at http://www.sec.gov.

PROXY VOTING POLICY

The Board of Trustees has delegated the Trust’s proxy voting authority to the Adviser.

Information regarding how the Fund voted proxies related to portfolio securities during the most recent twelve-month period ended June 30 is available:

1.	without charge, upon request, by calling (866) 364-1383;

2.	free of charge, on the Trust’s website at www.TCW.com; or

3.	on the SEC’s website at http://www.sec.gov.

When the Trust receives a request for its proxy voting record, it will send the information disclosed in the Trust’s most recently filed report on Form N-PX via first-class mail (or other means designed to ensure equally prompt delivery) within three business days of receipt of the request. The Trust also posts Form N-PX on its website as soon as is reasonably practicable after it is filed with the SEC.

The following is a summary of the proxy voting guidelines of the Adviser.

TCW INVESTMENT MANAGEMENT COMPANY LLC
SUMMARY OF GLOBAL PROXY VOTING POLICY

TCW, through certain subsidiaries and affiliates acts as investment adviser for a variety of clients, including US-registered investment companies. TCW has the right to vote proxies on behalf of its US registered investment company clients and other clients, and believes that proxy voting rights can be a significant asset of its clients’ holdings.

Accordingly, TCW seeks to exercise that right consistent with its fiduciary duties on behalf of its clients. This policy applies to all discretionary accounts over which TCW has proxy voting responsibility or an obligation to provide proxy voting guidance with respect to the holdings it advises on a model or wrap basis.

While the Global Proxy Voting Policy (the “Policy”) outlined here are written to apply internationally, differences in local practice and law make a universal application of these guidelines impractical. As a consequence, it is important to note that TCW maintains the flexibility to vote proxies on a case by case basis on a facts and circumstances analysis, reflecting the effects on the specific company and unique attributes of the industry and/or geography. In addition, this document serves as a set of general guidelines, not hardcoded rules, which are designed to aid us in voting proxies for TCW and not necessarily in making investment decisions. At TCW, we reserve the right in all cases to vote in contravention of the guidelines outlined in this Policy where doing so is judged to represent the best interests of its clients in the specific situation.

Engagement Philosophy

As we seek to deliver on our client’s financial objectives, engagement is an are integral components of TCW’s research and investment process. Our data-informed engagement practices achieve several objectives. The information elicited from these practices not only helps improve our fundamental research, but may also highlight best practices that can address critical, financially material issues in areas of sustainability, corporate governance, or executive compensation.

Our approach to engagement encompasses a variety of tools tailored to different asset classes. Engagement is a practice applied to all our investments, spanning equity and fixed income, in both private and public markets. Proxy voting is primarily relevant to public equities. Situations in which we find ourselves as a significant or controlling shareholder, or situations where we are the lead debt holder in a special situation occur primarily within our private business and demand a more tailored approach. We also actively engage with the industry in question to help leverage our expertise and improve industry practices more broadly.

Our portfolio managers, research analysts, and sustainable investment analysts collaborate closely in our ongoing dialogues with companies, investee entities, as well as suppliers, customers, competitors, and the broader industry. Our objective is, wherever feasible, to pursue engagement in an integrated fashion, bringing together investment professionals from sustainability and fundamental research teams.

The depth and breadth of TCW’s investments provides an important platform by which we engage with companies and other entities. Engagement activities may help us in efforts to advance best practices in corporate governance, transparency, and the management of identified material risks to ultimately drive long-term value in the investments we make on behalf of our clients.

Engagement is a dynamic and long-term process that evolves over multiple years. Our analysts continually reinforce and monitor our engagement objectives during their regular interactions with companies and other entities. Lack of responsiveness or progress is duly reflected in our assessments of investee entities, potentially leading to further actions as deemed necessary. We maintain a record of our engagements and may provide our clients an overview of both the volume and depth of engagements upon request. In 2024, TCW was named a signatory to the UK Stewardship Code. Our latest UK Stewardship Code report is public and available at the following link: https://media.frc.org.uk/documents/2024_UK_Stewardship_Report_FINAL.pdf.

Proxy Voting Procedures

TCW will make every reasonable effort to execute proxy votes on behalf of its clients prior to the applicable deadlines. However, TCW often relies on third parties, including custodians and clients, for the timely provision of proxy ballots. TCW may be unable to execute on proxy votes if it does not receive requisite materials with sufficient time to review and process them.

Furthermore, TCW may receive ballots for some strategies for which the typical expression of our engagement and stewardship policies may not be possible. For instance, some strategies may only hold securities for a short period of time. For ballots received for securities held in these strategies, TCW may elect not to vote.

Proxy Committee

In order to carry out its fiduciary responsibilities in the voting of proxies for its clients, TCW has established a proxy voting committee (the “Proxy Committee”). The Proxy Committee generally meets quarterly (or at such other frequency as determined by the Proxy Committee), and its duties include establishing and maintaining the Policy, overseeing the internal proxy voting process, and reviewing proxy voting proposals and issues that may not be covered by the Policy. The Proxy Committee has been working with TCW’s equity investment teams to evolve TCW’s engagement process, proxy voting philosophy, scope of coverage, and execution.

Proxy Voting Services

TCW also uses outside proxy voting services (each an “Outside Service”) to help manage the proxy voting process. An Outside Service facilitates TCW’s voting according to the Policy (or, if applicable, according to guidelines submitted by TCW’s clients) by providing proxy research, an enhanced voting technology solution, and record keeping and reporting system(s). To supplement its own research and analysis in determining how best to vote a particular proxy proposal, TCW may utilize research, analysis or recommendations provided by the proxy voting service on a case-by-case basis. TCW does not as a policy follow the assessments or recommendations provided by the proxy voting service without its own determination and review. Under specified circumstances described below involving potential conflicts of interest, an Outside Service may also be requested to help decide certain proxy votes. In those instances, the Proxy Committee shall review and evaluate the voting recommendations of such Outside Service to ensure that recommendations are consistent with TCW’s clients’ best interests.

Sub-Adviser

Where TCW has retained the services of a Sub-Adviser to provide day-to-day portfolio management for the portfolio, TCW may delegate proxy voting authority to the Sub-Adviser; provided that the Sub-Adviser either (1) follows TCW’s Proxy Voting Policy and Procedures; or (2) has demonstrated that its proxy voting policies and procedures (“Sub-Adviser’s Proxy Voting Policies and Procedures”) are in the best interests of TCW’s clients and appear to comply with governing regulations. TCW also shall be provided the opportunity to review a Sub-Adviser’s Proxy Voting Policy and Procedures as deemed necessary or appropriate by TCW.

Conflicts of Interest

In the event a potential conflict of interest arises in the context of voting proxies for TCW’s clients, TCW will cast its votes according to the Policies or any applicable guidelines provided by TCW’s clients. In cases where a conflict of interest exists and there is no predetermined vote, the Proxy Committee will vote the proposals in a manner consistent with established conflict of interest procedures.

Proxy Voting Information and Recordkeeping

Upon request, TCW provides proxy voting records to its clients. TCW shall disclose the present policy as well as the results of its implementation (including the way TCW has voted) on its website in accordance with applicable law.

TCW or an Outside Service will keep records of the following items: (i) Proxy Voting Policies and any other proxy voting procedures; (ii) proxy statements received regarding client securities (unless such statements are available on the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system); (iii) records of votes cast on behalf of clients (if maintained by an Outside Service, that Outside Service will provide copies of those records promptly upon request); (iv) records of written requests for proxy voting information and TCW’s response; and (v) any documents prepared by TCW that were material to making a decision on how to vote, or that memorialized the basis for the decision. Additionally, TCW or an Outside Service will maintain any documentation related to an identified material conflict of interest.

TCW or an Outside Service will maintain these records in an easily accessible place for at least seven years from the end of the fiscal year during which the last entry was made on such record. For the most recent two years, TCW or an Outside Service will store such records at its principal office.

International Proxy Voting

While TCW utilizes the Policy for both international and domestic portfolios and clients, there are some differences between voting U.S. company proxies and voting non-U.S. company proxies. For U.S. companies, the proxies are automatically received and may be voted by mail or electronically.

For proxies of non-U.S. companies, TCW will make every reasonable effort to vote such proxies.

Additional Information

A description of TCW’s policies and procedures relating to proxy voting and class actions can also be found in the firm’s Part 2A of Form ADV. A copy of TCW’s Form ADV is available to clients upon request to the Proxy Specialist.

A copy of the Policy is also available on the Trust’s website at https://tcw.com.

BROKERAGE TRANSACTIONS

The policy of the Trust regarding purchases and sales of securities for the Fund is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Trust’s policy is to pay commissions that are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Trust believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Adviser from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser will rely upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases, an exact dollar value for those services is not ascertainable. The Trust has adopted policies and procedures that prohibit the consideration of sales of Shares as a factor in the selection of a broker or dealer to execute its portfolio transactions.

The Adviser owes a fiduciary duty to its clients to seek to provide best execution on trades effected. In selecting a broker/dealer for each specific transaction, the Adviser chooses the broker/dealer deemed most capable of providing the services necessary to obtain the most favorable execution. “Best execution” is generally understood to mean the most favorable cost or net proceeds reasonably obtainable under the circumstances. The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending upon the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker/dealers. The Adviser will also use electronic crossing networks when appropriate.

Subject to the foregoing policies, brokers or dealers selected to execute the Fund’s portfolio transactions may include the Fund’s Authorized Participants (as discussed in “Procedures for Purchase of Creation Units” below) or their affiliates. An Authorized Participant or its affiliates may be selected to execute the Fund’s portfolio transactions in conjunction with an all-cash creation unit order or an order including “cash-in-lieu” (as described below under “Purchase and Redemption of Shares in Creation Units”), so long as such selection is in keeping with the foregoing policies. As described below under “Creation and Redemption of Creation Units — Creation Transaction Fee” and “—Redemption Transaction Fee”, the Fund may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders, e.g., for creation orders that facilitate the rebalance of the Fund’s portfolio in a more tax efficient manner than could be achieved without such order, even if the decision to not charge a variable fee could be viewed as benefiting the Authorized Participant or its affiliate selected to executed the Fund’s portfolio transactions in connection with such orders.

The Fund may deal with affiliates in principal transactions to the extent permitted by exemptive order or applicable rule or regulation.

The Adviser is responsible, subject to oversight by the Board, for placing orders on behalf of the Fund for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of the Fund and one or more other investment companies or clients supervised by the Adviser are considered at or about the same time, transactions in such securities are allocated among the several investment companies and clients in a manner deemed equitable and consistent with its fiduciary obligations to all by the Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security so far as the Fund is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Fund. The primary consideration is prompt execution of orders at the most favorable net price.

In certain instances, the Adviser may find it efficient for purposes of seeking to obtain best execution, to aggregate or “bunch” certain contemporaneous purchases or sale orders of its advisory accounts and advisory accounts of affiliates. In general, all contemporaneous trades for client accounts under management by the same portfolio manager or investment team will be bunched in a single order if the trader believes the bunched trade would provide each client with an opportunity to achieve a more favorable execution at a potentially lower execution cost. The costs associated with a bunched order will be shared pro rata among the clients in the bunched order. Generally, if an order for a particular portfolio manager or management team is filled at several different prices through multiple trades, all accounts participating in the order will receive the average price (except in the case of certain international markets where average pricing is not permitted). While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Fund is concerned, in other cases it could be beneficial to the Fund. Transactions effected by the Adviser or the other affiliates on behalf of more than one of its clients during the same period may increase the demand for securities being purchased or the supply of securities being sold, causing an adverse effect on price. The trader will give the bunched order to the broker-dealer that the trader has identified as being able to provide the best execution of the order. Orders for purchase or sale of securities will be placed within a reasonable amount of time of the order receipt and bunched orders will be kept bunched only long enough to execute the order.

The Fund’s purchase and sale orders for securities may be combined with those of other investment companies, clients or accounts that the Adviser manages or advises. If purchases or sales of portfolio securities of the Fund and one or more other accounts managed or advised by the Adviser are considered at or about the same time, transactions in such securities are allocated among the Fund and the other accounts in a manner deemed equitable to all by the Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower transaction costs will be beneficial to the Fund. The Adviser may deal, trade and invest for its own account in the types of securities in which the Fund may invest. The Adviser may, from time to time, effect trades on behalf of and for the account of the Fund with brokers or dealers that are affiliated with the Adviser, in conformity with the 1940 Act and SEC rules and regulations. Under these provisions, any commissions paid to affiliated brokers or dealers must be reasonable and fair compared to the commissions charged by other brokers or dealers in comparable transactions. The Fund will not deal with affiliates in principal transactions unless permitted by applicable SEC rules or regulations, or by SEC exemptive order.

Portfolio turnover may vary from year to year, as well as within a year. High turnover rates may result in comparatively greater brokerage expenses.

As permitted by Section 28(e) of the Exchange Act, the Adviser may cause the Fund to pay a broker-dealer which provides “brokerage and research services” (as defined in the Exchange Act) to the Adviser an amount of disclosed commission or spread (sometimes called “soft dollars”) for effecting a securities transaction for the Trust in excess of the commission or spread which another broker-dealer would have charged for effecting that transaction, if the Adviser determines in good faith that the commission is reasonable given the brokerage and/or research services provided by the broker-dealer.

In selecting broker-dealers that provide research or brokerage services that are paid for with soft dollars, potential conflicts of interest may arise between the Adviser and the Trust because the Adviser does not produce or pay for these research or brokerage services, but rather uses brokerage commissions generated by Fund transactions to pay for them. In addition, the Adviser may have an incentive to select a broker-dealer based upon the broker-dealer’s research or brokerage services instead of the broker-dealer’s ability to achieve best execution.

Brokerage Commissions Paid. The following tables set forth certain information regarding the Fund’s payment of brokerage commissions for the fiscal year ending October 31, 2025, including payments to brokers who are affiliated persons of the Fund.

Name of the Fund	Period Ended October 31, 2026
TCW Mid Cap Value ETF	$0	*

*	TCW Mid Cap Value ETF did not commence operations prior to October 31, 2026.

EXCHANGE LISTING AND TRADING

A discussion of exchange listing and trading matters associated with an investment in the Fund is contained in the Fund’s Prospectus under the headings “Fund Summary —Principal Investment Risks”, “Additional Information About Principal Investment Strategies and Related Risks,” “How Shares Are Priced” and “How To Buy And Sell Shares.” The discussion below supplements, and should be read in conjunction with, such sections of the Fund’s Prospectus.

The Shares of the Fund are listed on the [   ] and will trade in the secondary market at prices that may differ to some degree from its NAV. The [   ] may but is not required to remove the Shares of the Fund from listing if: (1) the Fund is no longer eligible to operate in reliance on Rule 6c-11 under the 1940 Act, (2) following the initial twelve (12) month period beginning upon the commencement of trading of the Fund, there are fewer than 50 beneficial holders of the Shares for 30 or more consecutive trading days, or (3) such other event shall occur or condition exists that, in the opinion of the [   ], makes further dealings on the [   ] inadvisable. In addition, the [   ] will remove the Shares from listing and trading upon termination of the Trust. There can be no assurance that the requirements of the [   ] necessary to maintain the listing of Shares of the Fund will continue to be met.

As in the case of other securities traded on the [   ], brokers’ commissions on transactions are based on negotiated commission rates at customary levels.

An intra-day NAV is based on a securities component and a cash component (or an all cash amount) that comprises that day’s Creation Deposit (as defined below), as disseminated prior to that Business Day’s commencement of trading.

BOOK ENTRY ONLY SYSTEM

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “How To Buy and Sell Shares.”

The Depository Trust Company (“DTC”) acts as securities depositary for the Shares. Shares of the Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC. Certificates will not be issued for Shares.

DTC, a limited-purpose trust company, was created to hold securities of its participants (“DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (“Indirect Participants”).

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares holdings of each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to the Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the [   ].

CREATION AND REDEMPTION OF CREATION UNITS

General

The Fund will issue and sell Shares only in Creation Units on a continuous basis, without an initial sales load, at their NAV next determined after receipt, on any Business Day (as defined herein), of an order in proper form. An Authorized Participant (defined below) that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act, will not be able to receive, as part of a redemption, restricted securities eligible for resale under Rule 144A.

A “Business Day” with respect to the Fund is any day on which the [   ] is open for business. As of the date of the Prospectus, the [   ] observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day (Washington’s Birthday), Good Friday, Memorial Day (observed), Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Distribution of Shares

In connection with its launch, the Fund was seeded through the sale of one or more Creation Units to one or more initial investors. Initial investors participating in the seeding may be Authorized Participants or a lead market maker, other third party investor or an affiliate of the Fund or the Adviser purchasing from an Authorized Participant. Each such initial investor and any other affiliate of the Fund or the Adviser may sell some or all of the shares underlying the Creation Unit(s) held by them pursuant to the registration statement for the Fund (each, a “Selling Shareholder”), which shares have been registered to permit the resale from time to time after purchase. The Fund will not receive any of the proceeds from the resale by the Selling Shareholders of these shares. Selling Shareholders may sell shares owned by them directly or through broker-dealers, in accordance with applicable law, on any national securities exchange on which the shares may be listed or quoted at the time of sale, through trading systems, in the over-the-counter market or in transactions other than on these exchanges or systems at fixed prices, at prevailing market prices at the time of the sale, at varying prices determined at the time of sale, or at negotiated prices. These sales may be effected through brokerage transactions, privately negotiated trades, block sales, entry into options or other derivatives transactions or through any other means authorized by applicable law. Selling Shareholders may redeem the shares held in Creation Unit size by them through an Authorized Participant. Any Selling Shareholder and any broker-dealer or agents participating in the distribution of shares may be deemed to be “underwriters” within the meaning of Section 2(a)(11) of the Securities Act, in connection with such sales. Any Selling Shareholder and any other person participating in such distribution will be subject to any applicable provisions of the Exchange Act and the rules and regulations thereunder.

Fund Deposit

The consideration for purchase of a Creation Unit of the Fund may consist of the in-kind deposit of a designated portfolio of securities (the “Deposit Securities”) per each Creation Unit, and the Cash Component (defined below), computed as described below. Notwithstanding the foregoing, the Trust reserves the right to permit or require the substitution of Deposit Cash to be added to the Cash Component to replace any Deposit Security. When accepting purchases of Creation Units for all or a portion of Deposit Cash, the Fund may incur additional costs associated with the acquisition of Deposit Securities that would otherwise be provided by an in-kind purchaser.

Together, the Deposit Securities or Deposit Cash, as applicable, and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of the Fund. The “Cash Component” is an amount equal to the difference between the NAV of Shares (per Creation Unit) and the value of the Deposit Securities or Deposit Cash, as applicable. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such positive amount. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such negative amount and the creator will be entitled to receive cash in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the value of the Deposit Securities or Deposit Cash, as applicable. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, if applicable, which shall be the sole responsibility of the Authorized Participant.

The Fund, through NSCC, make available on each Business Day, prior to the opening of business on the [   ] (currently 9:30 a.m., Eastern Time), the list of the names and the required number of shares of each Deposit Security or the required amount of Deposit Cash, as applicable, to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for the Fund. Such Fund Deposit is subject to any applicable adjustments as described below, to effect purchases of Creation Units of the Fund until such time as the next-announced composition of the Deposit Securities or the required amount of Deposit Cash, as applicable, is made available.

The identity and number of Shares of the Deposit Securities or the amount of Deposit Cash, as applicable, required for a Fund Deposit for the Fund changes as rebalancing adjustments and corporate action events are reflected from time to time by the Adviser with a view to the investment objective of the Fund.

The Trust reserves the right to permit or require the substitution of Deposit Cash to replace any Deposit Security, which shall be added to the Cash Component, including, without limitation, in situations where the Deposit Security: (i) may not be available in sufficient quantity for delivery; (ii) may not be eligible for transfer through the systems of DTC for corporate securities and municipal securities; (iii) may not be eligible for trading by an Authorized Participant or the investor for which it is acting; (iv) would be restricted under the securities laws or where the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under the securities laws; or (v) in certain other situations (collectively, “custom orders”). The adjustments described above will reflect changes, known to the Adviser on the date of announcement to be in effect by the time of delivery of a Fund Deposit from certain corporate actions.

Procedures for Purchase of Creation Units

To be eligible to place orders with the transfer agent to purchase a Creation Unit of the Fund, an entity must be (i) a “Participating Party” (i.e., a broker- dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”)), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see “Book Entry Only System”). In addition, each Participating Party or DTC Participant (each, an “Authorized Participant”) must execute a Participant Agreement that has been agreed to by the Distributor, and that has been accepted by the transfer agent, with respect to purchases and redemptions of Creation Units. Each Authorized Participant will agree, pursuant to the terms of a Participant Agreement, on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that it will pay to the Trust, an amount of cash sufficient to pay the Cash Component together with the creation transaction fee (described below), if applicable, and any other applicable fees and taxes.

All orders to purchase Shares directly from the Fund must be placed for one or more Creation Units and in the manner and by the time set forth in the Participant Agreement and/or applicable order form. The order cut-off time for the Fund for orders to purchase Creation Units is expected to be 4:00 p.m. Eastern Time, which time may be modified by the Fund from time-to-time by amendment to the Participant Agreement and/or applicable order form. In the case of custom orders, the order must be received by the transfer agent no later than 3:00 p.m. Eastern Time or such earlier time as may be designated by the Fund and disclosed to Authorized Participants. The date on which an order to purchase Creation Units (or an order to redeem Creation Units, as set forth below) is received and accepted is referred to as the “Order Placement Date.”

An Authorized Participant may require an investor to make certain representations or enter into agreements with respect to the order (e.g., to provide for payments of cash, when required). Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to purchase Shares directly from the Fund in Creation Units have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and only a small number of such Authorized Participants may have international capabilities.

On days when the [   ] closes earlier than normal, the Fund may require orders to create Creation Units to be placed earlier in the day. In addition, if a market or markets on which the Fund’s investments are primarily traded is closed, the Fund will also generally not accept orders on such day(s). Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the transfer agent pursuant to procedures set forth in the Participant Agreement and in accordance with the applicable order form. On behalf of the Fund, the transfer agent will notify the custodian of such order. The custodian will then provide such information to the appropriate local sub-custodian(s). Those placing orders through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the transfer agent by the cut-off time on such Business Day. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the transfer agent or an Authorized Participant.

Fund Deposits must be delivered by an Authorized Participant through the Federal Reserve System (for cash) or through DTC (for corporate securities), through a sub-custody agent (for foreign securities) and/or through such other arrangements allowed by the Trust or its agents. With respect to foreign Deposit Securities, the custodian shall cause the sub-custodian of the Fund to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, such Deposit Securities (or Deposit Cash for all or a part of such securities, as permitted or required), with any appropriate adjustments as advised by the Trust. Foreign Deposit Securities must be delivered to an account maintained at the applicable local sub-custodian. A Fund Deposit transfer must be ordered by the Authorized Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities or Deposit Cash, as applicable, to the account of the Fund or its agents by no later than 12:00 p.m. Eastern Time (or such other time as specified by the Trust) on the Settlement Date. If the Fund or its agents do not receive all of the Deposit Securities, or the required Deposit Cash in lieu thereof, by such time, then the order may be deemed rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. The “Settlement Date” for the Fund is generally the second Business Day after the Order Placement Date. All questions as to the number of Deposit Securities or Deposit Cash to be delivered, as applicable, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities or cash, as applicable, will be determined by the Trust, whose determination shall be final and binding. The amount of cash represented by the Cash Component must be transferred directly to the custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the custodian no later than the Settlement Date. If the Cash Component and the Deposit Securities or Deposit Cash, as applicable, are not received by the custodian in a timely manner by the Settlement Date, the creation order may be cancelled. Upon written notice to the transfer agent, such cancelled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current NAV of the Fund.

The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to the applicable cut-off time and the federal funds in the appropriate amount are deposited by 2:00 p.m. or 3:00 p.m., Eastern Time (as set forth on the applicable order form), with the custodian on the Settlement Date. If the order is not placed in proper form as required, or federal funds in the appropriate amount are not received by 2:00 p.m. or 3:00 p.m., Eastern Time (as set forth on the applicable order form) on the Settlement Date, then the order may be deemed to be rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. A creation request is considered to be in “proper form” if all procedures set forth in the Participant Agreement, order form and this SAI are properly followed.

Issuance of a Creation Unit

Except as provided in this SAI, Creation Units will not be issued until the transfer of good title to the Trust of the Deposit Securities or payment of Deposit Cash, as applicable, and the payment of the Cash Component have been completed. When the sub-custodian has confirmed to the custodian that the required Deposit Securities (or the cash value thereof) have been delivered to the account of the relevant sub-custodian or sub-custodians, the transfer agent and the Adviser shall be notified of such delivery, and the Trust will issue and cause the delivery of the Creation Units. The delivery of Creation Units so created generally will occur no later than the second Business Day following the day on which the purchase order is deemed received by the transfer agent. The Authorized Participant shall be liable to the Fund for losses, if any, resulting from unsettled orders.

Creation Units may be purchased in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of Shares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) an additional amount of cash equal to a percentage of the value as set forth in the Participant Agreement, of the undelivered Deposit Securities (the “Additional Cash Deposit”), which shall be maintained in a separate non-interest bearing collateral account. The Authorized Participant must deposit with the custodian the Additional Cash Deposit, as applicable, by 12:00 p.m. Eastern Time (or such other time as specified by the Trust) on the Settlement Date. If the Fund or its agents do not receive the Additional Cash Deposit in the appropriate amount, by such time, then the order may be deemed rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to the applicable percentage, as set forth in the Participant Agreement, of the daily market value of the missing Deposit Securities. The Participant Agreement will permit the Trust to buy the missing Deposit Securities at any time. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the value of such Deposit Securities on the day the purchase order was deemed received by the transfer agent plus the brokerage and related transaction costs associated with such purchases.

The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the custodian or purchased by the Trust and deposited into the Trust. In addition, a transaction fee, as described below under “Creation Transaction Fee,” may be charged. The delivery of Creation Units so created generally will occur no later than the Settlement Date.

Acceptance of Orders of Creation Units

The Trust reserves the right to reject an order for Creation Units transmitted to it by the transfer agent with respect to the Fund including, without limitation, if (a) the order is not in proper form; (b) the Deposit Securities or Deposit Cash, as applicable, delivered by the Participant are not as disseminated through the facilities of the NSCC for that date by the custodian; (c) the investor(s), upon obtaining Shares ordered, would own 80% or more of the currently outstanding Shares; (d) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (e) the acceptance of a Fund Deposit would, in the opinion of counsel, be unlawful; (f) the acceptance of a Fund Deposit would otherwise, in the discretion of the Trust or the Adviser, have an adverse effect on the Trust or the rights of beneficial owners; (g) the acceptance or receipt of the order for a Creation Unit would, in the opinion of counsel to the Trust, be unlawful; or (h) in the event that circumstances outside the control of the Trust, the custodian, the transfer agent and/or the Adviser make it for all practical purposes not feasible to process orders for Creation Units.

Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Distributor, the custodian, a sub-custodian, the transfer agent, DTC, NSCC, Federal Reserve System, or any other participant in the creation process, and other extraordinary events. The transfer agent shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. The Trust, the transfer agent, the custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification. The Trust, the transfer agent, the custodian and the Distributor shall not be liable for the rejection of any purchase order for Creation Units.

All questions as to the number of Shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Creation Transaction Fee

A fixed purchase (i.e., creation) transaction fee, payable to the Fund’s custodian, may be imposed for the transfer and other transaction costs associated with the purchase of Creation Units (“Creation Order Costs”). The current standard fixed creation transaction fee for the Fund, which is the same for each creation transaction regardless of the number of Creation Units created in the transaction, is set forth in the table below.

TCW Mid Vap Value ETF	$	[0	]

The Fund may adjust the standard fixed creation transaction fee from time to time. The standard fixed creation fee may be reduced or waived on certain orders if the Fund’s custodian has determined to waive some or all of the Creation Order Costs associated with the order or another party, such as the Adviser, has agreed to pay such fee.

In addition, a variable fee, payable to the Fund, of up to a maximum of 3% of the value of the Creation Units subject to the transaction may be imposed for cash purchases, non-standard orders, or partial cash purchases of Creation Units. The variable charge is primarily designed to cover additional cost (e.g., brokerage, taxes) involved with buying the securities with cash. The Fund may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders, e.g., for creation orders that facilitate the rebalance of the Fund’s portfolio in a more tax efficient manner than could be achieved without such order. Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Investors are responsible for the fixed costs of transferring the Fund Securities from the Trust to their account or on their order.

Risks of Purchasing Creation Units

There are certain legal risks unique to investors purchasing Creation Units directly from the Fund. Because Shares may be issued on an ongoing basis, a “distribution” of Shares could be occurring at any time. Certain activities that a shareholder performs as a dealer could, depending on the circumstances, result in the shareholder being deemed a participant in the distribution in a manner that could render the shareholder a statutory underwriter and subject to the prospectus delivery and liability provisions of the Securities Act. For example, a shareholder could be deemed a statutory underwriter if it purchases Creation Units from the Fund, breaks them down into the constituent Shares, and sells those Shares directly to customers, or if a shareholder chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary-market demand for Shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause you to be deemed an underwriter.

Dealers who are not “underwriters” but are participating in a distribution (as opposed to engaging in ordinary secondary-market transactions), and thus dealing with Shares as part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act.

Redemptions

Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Fund through the transfer agent and only on a Business Day. Except upon liquidation of the Fund, the Trust will not redeem shares in amounts less than Creation Units. Investors must accumulate enough Shares in the secondary market to constitute a Creation Unit to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.

With respect to the Fund, the custodian, through the NSCC, makes available prior to the opening of business on the [   ] (currently 9:30 a.m., Eastern Time) on each Business Day, the list of the names and Share quantities of the Fund’s portfolio securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities.

Redemption proceeds for a Creation Unit are paid either in-kind or in cash, or combination thereof, as determined by the Trust. With respect to in-kind redemptions of the Fund, redemption proceeds for a Creation Unit will consist of Fund Securities - as announced by the custodian on the Business Day of the request for redemption received in proper form plus cash in an amount equal to the difference between the NAV of Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less a fixed redemption transaction fee, as applicable, as set forth below. In the event that the Fund Securities have a value greater than the NAV of Shares, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder. Notwithstanding the foregoing, at the Trust’s discretion, an Authorized Participant may receive the corresponding cash value of the securities in lieu of the in-kind securities value representing one or more Fund Securities.

Redemption Transaction Fee

A fixed redemption transaction fee, payable to the Fund’s custodian, may be imposed for the transfer and other transaction costs associated with the redemption of Creation Units (“Redemption Order Costs”). The current standard fixed redemption transaction fee for the Fund, which is the same for each redemption transaction regardless of the number of Creation Units redeemed in the transaction, is set forth in the table below.

TCW Mid Cap Value ETF	$	[0	]

The Fund may adjust the standard fixed redemption transaction fee from time to time. The standard fixed redemption fee may be reduced or waived on certain orders if the Fund’s custodian has determined to waive some or all of the Redemption Order Costs associated with the order or another party, such as the Adviser, has agreed to pay such fee.

In addition, a variable fee, payable to the Fund, of up to a maximum of 2% of the value of the Creation Units subject to the transaction may be imposed for cash redemptions, non-standard orders, or partial cash redemptions (when cash redemptions are available) of Creation Units. The variable charge is primarily designed to cover additional costs (e.g., brokerage, taxes) involved with selling portfolio securities to satisfy a cash redemption. The Fund may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders, e.g., for redemption orders that facilitate the rebalance of the Fund’s portfolio in a more tax efficient manner than could be achieved without such order.

Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Investors are responsible for the fixed costs of transferring the Fund Securities from the Trust to their account or on their order.

Procedures for Redemption of Creation Units

Orders to redeem Creation Units must be submitted in proper form to the transfer agent prior to 4:00 p.m. Eastern Time. A redemption request is considered to be in “proper form” if (i) an Authorized Participant has transferred or caused to be transferred to the transfer agent the Creation Unit(s) being redeemed through the book-entry system of DTC so as to be effective by the time as set forth in the Participant Agreement and (ii) a request in form satisfactory to the Trust is received by the transfer agent from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified in the Participant Agreement. If the transfer agent does not receive the investor’s shares through DTC’s facilities by the times and pursuant to the other terms and conditions set forth in the Participant Agreement, the redemption request shall be rejected.

The Authorized Participant must transmit the request for redemption, in the form required by the Trust, to the transfer agent in accordance with procedures set forth in the Authorized Participant Agreement. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement, and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker through an Authorized Participant who has executed an Authorized Participant Agreement. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the shares to the transfer agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.

In the event an Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Units to be redeemed to the transfer agent, on behalf of the respective Fund, at or prior to the time specified by the Fund or the custodian on the Business Day after the date of submission of such redemption request, the transfer agent will nonetheless accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible. Such undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash USD having a value (marked to market daily) of at least 105% of the value of the missing shares, which the Trust may change from time to time (and at its own discretion). Such collateral must be delivered no later than the time specified by the Fund or the custodian on the Business Day after the date of submission of such redemption request or the day prior to settlement of the redemption order, whichever is earliest. The fees of the custodian and any sub-custodians in respect of the delivery, maintenance and redelivery of the collateral shall be payable by the Authorized Participant. The Trust may use such collateral at any time to purchase the missing shares, and will subject the Authorized Participant to liability for any shortfall between the cost of the Trust acquiring such shares and the value of the collateral, which may be sold by the Trust at such time, and in such manner, as the Trust may determine in its sole discretion.

Additional Redemption Procedures

In connection with taking delivery of Shares of Fund Securities upon redemption of Creation Units, a redeeming shareholder or Authorized Participant acting on behalf of such shareholder must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered. Deliveries of redemption proceeds generally will be made within two business days of the trade date.

The Trust may in its discretion exercise its option to redeem such Shares in cash, and the redeeming investor will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its Shares based on the NAV of Shares next determined after the redemption request is received in proper form (minus a redemption transaction fee, if applicable, and additional charge for requested cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Fund Securities). The Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities but does not differ in NAV.

Redemptions of Shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of Creation Units may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming investor of Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment. Further, an Authorized Participant that is not a “qualified institutional buyer,” (“QIB”) as such term is defined under Rule 144A of the Securities Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A. An Authorized Participant may be required by the Trust to provide a written confirmation with respect to QIB status to receive Fund Securities.

The right of redemption may be suspended or the date of payment postponed with respect to the Fund (1) for any period during which the [   ] is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the [   ] is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of Shares or determination of the NAV of Shares is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

For every occurrence of one or more intervening holidays in the applicable foreign market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Trust from delivering securities within normal settlement period.

The securities delivery cycles currently practicable for transferring portfolio securities to redeeming investors, coupled with foreign market holiday schedules, will require, in certain circumstances, a delivery process longer than seven calendar days for the Fund. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed the maximum number of days listed below for the Fund. The proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in local securities delivery practices, could affect the information set forth herein at some time in the future.

Custom Baskets

Creation and Redemption baskets may differ and the Fund may accept “custom baskets.” A custom basket may include any of the following: (i) a basket that is composed of a non-representative selection of the Fund’s portfolio holdings; (ii) a representative basket that is different from the initial basket used in transactions on the same business day; or (iii) a basket that contains bespoke cash substitutions for a single Authorized Participant. The Fund has adopted policies and procedures that govern the construction and acceptance of baskets, including heightened requirements for certain types of custom baskets. Such policies and procedures provide the parameters for the construction and acceptance of custom baskets that are in the best interests of the Fund and its shareholders, establish processes for revisions to, or deviations from, such parameters, and specify the titles and roles of the employees of the Adviser who are required to review each custom basket for compliance with those parameters. In addition, when constructing custom baskets for redemptions, the tax efficiency of the Fund may be taken into account. The policies and procedures distinguish among different types of custom baskets that may be used and impose different requirements for different types of custom baskets in order to seek to mitigate against potential risks of conflicts and/or overreaching by an Authorized Participant. The Adviser has established a governance process to oversee basket compliance for the Fund, as set forth in the Fund’s policies and procedures.

DETERMINATION OF NET ASSET VALUE

The NAV of shares is determined at the close of regular trading on the [   ] (normally 4:00 p.m. Eastern Time) on each day the [   ] is open. NAV is computed by determining, on a per class basis, the aggregate market value of all assets of the Fund, less its liabilities, divided by the total number of shares outstanding ((assets-liabilities)/number of shares = NAV). The [   ] is closed on weekends and New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV takes into account the expenses and fees of the Fund, including management, administration, and distribution fees, which are accrued daily. The determination of NAV for the Fund for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by the Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the [   ] on that day.

Generally, securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the official closing price on the primary exchange. If there is no official closing price, such securities shall be valued at the last reported sale price on the primary exchange. Securities for which market quotations are not readily available or are deemed unreliable are valued at fair value pursuant to procedures approved by the Board. Securities that are not traded or dealt in any securities exchange (whether domestic or foreign) and for which over-the-counter market quotations are readily available generally shall be valued at the last sale price or, in the absence of a sale, at the mean between the current bid and ask price on such over-the-counter market. Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Futures, swaps and options contracts listed for trading on a futures or options exchange or board of trade for which market quotations are generally available are valued at the last quoted sale price, or, in the absence of a sale, at the mean of the last bid and ask price. Total return swaps on exchange-listed securities are valued at the last quoted sale price, or, in the absence of a sale, at the mean of the last bid and ask price.

If market quotations are not readily available, securities or other assets will be valued at their fair value as determined in good faith by the Adviser which the Board has appointed as the Fund’s valuation designee pursuant to Rule 2a-5 under the 1940 Act. In these cases, the Fund’s NAV will reflect certain portfolio securities’ fair values rather than their market prices. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security or other asset may be materially different than the value that could be realized upon the sale of that security or other asset. The fair value prices can differ from market prices. The Adviser may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.

The Fund may use independent pricing services to assist in calculating the value of the Fund’s securities or other assets. In addition, market prices for foreign securities are not determined at the same time of day as the NAV for the Fund. Because the Fund may invest in securities primarily listed on foreign exchanges, and these exchanges may trade on weekends or other days when the Fund does not price its shares, the value of some of the Fund’s portfolio securities may change on days when you may not be able to buy or sell Fund shares.

In computing the NAV, the Fund value foreign securities held by the Fund at the latest closing price on the exchange in which they are traded immediately prior to closing of the [   ]. Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates, typically at 4:00 p.m. Eastern Time. If events materially affecting the value of a security in the Fund’s portfolio, particularly foreign securities, occur after the close of trading on a foreign market but before the Fund prices its shares, the security will be valued at fair value. For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the Adviser may need to price the security using the Fund’s fair value pricing guidelines. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAVs by short term traders. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other funds to determine net asset value, or from the price that may be realized upon the actual sale of the security.

With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies registered under the 1940 Act, the Fund’s net asset value is calculated based upon the net asset values of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES.”

General Policies

The Fund expects to declare and distribute all of its net investment income, if any, to shareholders as dividends at least annually. The Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.

Dividend Distributions

Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust.

Dividend Reinvestment Service

The Trust will not make the DTC book-entry dividend reinvestment service available for use by Beneficial Owners for reinvestment of their cash proceeds, but certain individual broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Fund through DTC Participants for reinvestment of their dividend distributions. Investors should contact their brokers to ascertain the availability and description of these services. Beneficial Owners should be aware that each broker may require investors to adhere to specific procedures and timetables in order to participate in the dividend reinvestment service and investors should ascertain from their brokers such necessary details. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares issued by the Trust of the same Fund at NAV per Share. Distributions reinvested in additional Shares of the Fund will nevertheless be taxable to Beneficial Owners acquiring such additional Shares to the same extent as if such distributions had been received in cash.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

The Trust does not have information concerning the beneficial ownership of shares held in the names of DTC participants.

TAXES

The following is a summary of certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund and its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

This “Taxes” section is based on the Code and applicable U.S. Treasury regulations in effect on the date of this SAI. Future legislative, regulatory or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

This is for general information only and not tax advice. All investors should consult their own tax advisors as to the U.S. federal, state, local and foreign tax provisions applicable to them.

Taxation of the Fund

The Fund has elected and intends to qualify each year to be treated as a separate RIC under the Code. As such, the Fund should not be subject to corporate-level U.S. federal income taxes on its net investment income and capital gains, if any, to the extent that it timely distributes such income and capital gains to its shareholders. To qualify for treatment as a RIC, the Fund must distribute annually to its shareholders at least the sum of 90% of its “investment company taxable income” (generally its net ordinary income plus the excess of net short-term capital gains over net long-term capital losses) and 90% of its net tax-exempt interest income, if any (the “Distribution Requirement”) and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or foreign currencies and net income derived from interests in qualified publicly traded partnerships (the “Qualifying Income Requirement”); and (ii) at the end of each quarter of the Fund’s taxable year, the Fund’s assets must be diversified so that (a) at least 50% of the value of the Fund’s total assets is represented by cash and cash items (including receivables), government securities, securities of other RICs, and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater in value than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, including the equity securities of a qualified publicly traded partnership, and (b) not more than 25% of the value of its total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in the securities (other than U.S. government securities or securities of other RICs) of any one issuer, the securities (other than securities of other RICs) of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the “Diversification Requirement”).

If the Fund fails to satisfy the Qualifying Income Requirement or the Diversification Requirement in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if certain other actions are taken following the identification of the failure. Additionally, relief is provided for certain de minimis failures of the Diversification Requirement where the Fund corrects the failure within a specified period of time. To be eligible for the relief provisions with respect to a failure to meet the Diversification Requirement, the Fund may be required to dispose of certain assets. If these relief provisions were not available to the Fund and it were to fail to qualify for treatment as a RIC for a taxable year, all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally would be taxable to the shareholders of the Fund as ordinary income dividends, subject to the dividends received deduction for corporate shareholders and the lower tax rates on qualified dividend income received by non-corporate shareholders, subject to certain limitations. To requalify for treatment as a RIC in a subsequent taxable year, the Fund would be required to satisfy the RIC qualification requirements for that year and to distribute any earnings and profits from any year in which the Fund failed to qualify for tax treatment as a RIC. If the Fund failed to qualify as a RIC for a period greater than two taxable years, it would generally be required to pay a corporate-level U.S. federal income tax on certain net built in gains recognized with respect to certain of its assets upon disposition of such assets within five years of requalifying as a RIC in a subsequent year. The Board reserves the right not to maintain the qualification of the Fund for treatment as a RIC if it determines such course of action to be beneficial to shareholders. If the Fund determines that it will not qualify as a RIC, the Fund will establish procedures to reflect the anticipated tax liability in the Fund’s NAV.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a RIC’s investment company taxable income. Instead, for U.S. federal income tax purposes, potentially subject to certain limitations, the Fund may carry a net capital loss from any taxable year forward indefinitely to offset its capital gains, if any, in years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to the Fund and may not be distributed as capital gains to its shareholders. Generally, the Fund may not carry forward any losses other than net capital losses. The carryover of capital losses may be limited under the general loss limitation rules if the Fund experiences an ownership change as defined in the Code.

The Fund will be subject to a nondeductible 4% U.S. federal excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year an amount at least equal to 98% of its ordinary income for the calendar year plus 98.2% of its capital gain net income for the one-year period ending on October 31 of that year, subject to an increase for any shortfall in the prior year’s distribution. In order to qualify as a RIC, and avoid being subject to U.S. federal income or excise taxes at the fund level, the Fund intends to distribute substantially all of its investment company taxable income and net realized capital gains within each calendar year as well as on a fiscal year basis (if the fiscal year is other than the calendar year), and intends to comply with other tax rules applicable to RICs.

The Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as “post-October losses”) and certain other late-year losses.

If the Fund meets the Distribution Requirement but retains some or all of its income or gains, it will be subject to U.S federal income tax to the extent any such income or gains are not distributed. The Fund may designate certain amounts retained as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the Fund on that undistributed amount against their U.S. federal income tax liabilities and to claim refunds to the extent such credits exceed their tax liabilities, and (iii) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their Shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits.

Taxation of Shareholders – Distributions

The Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income (computed without regard to the deduction for dividends paid), its net tax-exempt income, if any, and any net capital gain (net recognized long-term capital gains in excess of net recognized short-term capital losses, taking into account any capital loss carryforwards). The distribution of investment company taxable income (as so computed) and net capital gain will be taxable to Fund shareholders regardless of whether the shareholder receives these distributions in cash or reinvests them in additional Shares.

The Fund (or your broker) will report to shareholders annually the amounts of dividends paid from ordinary income, the amount of distributions of net capital gain, the portion of dividends which may qualify for the dividends received deduction for corporations, and the portion of dividends which may qualify for treatment as qualified dividend income, which is taxable to non-corporate shareholders at reduced rates.

Qualified dividend income includes, in general and subject to certain holding period and other requirements, dividend income from certain domestic corporations and certain foreign corporations. Subject to certain limitations, eligible foreign corporations include those incorporated in possessions of the United States, those incorporated in certain countries with comprehensive tax treaties with the United States, and other foreign corporations if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States.

Dividends received by the Fund from an exchange-traded fund (“ETF”) or another underlying fund taxable as a RIC or a real estate investment trust (“REIT”) may be treated as qualified dividend income generally only to the extent so reported by such RIC or REIT. If 95% or more of the Fund’s gross income (calculated without taking into account net capital gain derived from sales or other dispositions of stock or securities) consists of qualified dividend income, the Fund may report all distributions of such income as qualified dividend income. Further, a direct REIT shareholder may claim a 20% qualified business income deduction for certain ordinary REIT dividends received by the shareholder. The Fund is generally permitted to pass through this special treatment to its shareholders when paying the dividends attributable to such income, subject to certain restrictions and requirements. The Fund does not expect a significant portion of Fund distribution to be derived from qualified dividend income.

Fund dividends will not be treated as qualified dividend income if the Fund does not meet holding period and other requirements with respect to dividend paying stocks in its portfolio, or the shareholder does not meet holding period and other requirements with respect to the Shares on which the dividends were paid. Distributions by the Fund of its net short-term capital gains will be taxable as ordinary income.

In the case of corporate shareholders, certain dividends received by the Fund from U.S. corporations (generally, dividends received by the Fund in respect of any share of stock (1) with a tax holding period of at least 46 days during the 91-day period beginning on the date that is 45 days before the date on which the stock becomes ex-dividend as to that dividend and (2) that is held in an unleveraged position) and distributed and appropriately so reported by the Fund may be eligible for the 50% dividends-received deduction. Certain preferred stock must have a holding period of at least 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend as to that dividend in order to be eligible. Dividends received by the Fund from an ETF or another underlying fund taxable as a RIC or a REIT are eligible for a dividends-received deduction when distributed to Fund shareholders generally only to the extent so reported by such RIC or REIT. Capital gain dividends distributed to the Fund from other RICs are not eligible for the dividends-received deduction. In order to qualify for the deduction, corporate shareholders must meet the minimum holding period requirement stated above with respect to their Shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their Shares, and, if they borrow to acquire or otherwise incur debt attributable to Shares, they may be denied a portion of the dividends-received deduction with respect to those Shares. The Fund generally does not expect that a significant portion of its distributions will be eligible for the corporate dividends-received deduction.

To the extent that the Fund makes a distribution of income received by the Fund in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends received deduction for corporate shareholders.

Distributions by the Fund of its net short-term capital gains will be taxable as ordinary income. Distributions from the Fund’s net capital gain will be taxable to shareholders at long-term capital gains rates, regardless of how long shareholders have held their Shares. Distributions may be subject to state and local taxes.

Although dividends generally will be treated as distributed when paid, any dividend declared by the Fund in October, November or December and payable to shareholders of record in such a month that is paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it was declared.

U.S. individuals with adjusted gross income (subject to certain adjustments) exceeding certain threshold amounts are subject to a 3.8% Medicare contribution tax on all or a portion of their “net investment income,” which includes taxable interest, dividends, and certain capital gains (generally including capital gain distributions and capital gains realized on the sale of Shares). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

Shareholders who have not held Shares for a full year should be aware that the Fund may report and distribute, as ordinary dividends or capital gain dividends, a percentage of income that is not equal to the percentage of the Fund’s ordinary income or net capital gain, respectively, actually earned during the applicable shareholder’s period of investment in the Fund. A taxable shareholder may wish to avoid investing in the Fund shortly before a dividend or other distribution, because the distribution will generally be taxable even though it may economically represent a return of a portion of the shareholder’s investment.

If the Fund’s distributions exceed its earnings and profits, all or a portion of the distributions made for a taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable but will reduce each shareholder’s cost basis in the Fund and result in a higher capital gain or lower capital loss when Shares on which the distribution was received are sold. After a shareholder’s basis in Shares has been reduced to zero, distributions in excess of earnings and profits will be treated as gain from the sale of the shareholder’s Shares.

Taxation of Shareholders – Sale of Shares

A sale or exchange of Shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of Shares will be treated as long-term capital gain or loss if Shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Shares will generally be treated as short-term capital gain or loss. Any loss realized upon a taxable disposition of Shares held for six months or less will be treated as long-term capital loss, rather than short-term capital loss, to the extent of any amounts treated as distributions to the shareholder of long-term capital gain (including any amounts credited to the shareholder as undistributed capital gains). All or a portion of any loss realized upon a taxable disposition of Shares may be disallowed if substantially identical shares are acquired (through the reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the disposition. In such a case, the basis of the newly acquired shares will be adjusted to reflect the disallowed loss.

The cost basis of Shares acquired by purchase will generally be based on the amount paid for Shares and may be subsequently adjusted for other applicable transactions as required by the Code. The difference between the selling price and the cost basis of Shares generally determines the amount of the capital gain or loss realized on the sale or exchange of Shares. Contact the broker through whom you purchased your Shares to obtain information with respect to the available cost basis reporting methods and elections for your account.

Taxation on Creations and Redemptions of Creation Units

An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the sum of the exchanger’s aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units. The Internal Revenue Service (the “IRS”), however, may assert that a loss realized upon an exchange of securities for Creation Units cannot currently be deducted under the rules governing “wash sales” (for a person who does not mark-to-market its portfolio) or on the basis that there has been no significant change in economic position.

Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if Shares comprising the Creation Units have been held for more than one year. Otherwise, such capital gains or losses will generally be treated as short-term capital gains or losses. Any loss upon a redemption of Creation Units held for six months or less may be treated as long-term capital loss to the extent of any amounts treated as distributions to the applicable Authorized Participant of long- term capital gain with respect to the Creation Units (including any amounts credited to the Authorized Participant as undistributed capital gains).

Authorized Participants who are dealers in securities are subject to the tax rules applicable to dealers, which may result in tax consequences to such Authorized Participants different from those set forth above.

The Fund has the right to reject an order for Creation Units if the purchaser (or a group of purchasers) would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding Shares and if, pursuant to Section 351 of the Code, the Fund would have a basis in the deposit securities different from the market value of such securities on the date of deposit. The Fund also has the right to require the provision of information necessary to determine beneficial Share ownership for purposes of the 80% determination. If the Fund does issue Creation Units to a purchaser (or a group of purchasers) that would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding Shares, the purchaser (or group of purchasers) will generally not recognize gain or loss upon the exchange of securities for Creation Units.

Persons purchasing or redeeming Creation Units should consult their own tax advisers with respect to the tax treatment of any creation or redemption transaction and whether the wash sales rule applies and when a loss may be deductible.

Backup Withholding

The Fund will be required in certain cases to withhold (as “backup withholding”) on amounts payable to any shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to backup withholding by the IRS for failure to properly report all payments of interest or dividends; (3) fails to provide a certified statement that he or she is not subject to “backup withholding”; or (4) fails to provide a certified statement that he or she is a U.S. person (including a U.S. resident alien). Backup withholding is not an additional tax, and any amounts withheld may be credited against the shareholder’s ultimate U.S. tax liability. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor permanent residents of the United States.

Foreign Shareholders

Distributions of the Fund’s investment company taxable income to non-U.S. shareholders (including interest income and realized net short-term capital gains in excess of realized long-term capital losses, which generally would be free of withholding if paid to non-U.S. shareholders directly) will be subject to U.S. federal withholding tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of the Fund’s current and accumulated earnings and profits unless an applicable exception applies. If the distributions are effectively connected with a U.S. trade or business of the non-U.S. shareholder, and, if an income tax treaty applies, attributable to a permanent establishment in the United States, the Fund generally will not be required to withhold U.S. federal tax if the non-U.S. shareholder complies with applicable certification and disclosure requirements, although the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons. Special certification requirements apply to a non-U.S. shareholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisers.

In addition, with respect to certain distributions made by the Fund to non-U.S. shareholders, no withholding is required and the distributions generally are not subject to U.S. federal income tax if (i) the distributions are properly designated in a notice timely delivered to the shareholders as “interest-related dividends” or “short-term capital gain dividends,” (ii) the distributions are derived from sources specified in the Code for such dividends and (iii) certain other requirements are satisfied. Depending on the circumstances, the Fund may designate all, some or none of its potentially eligible dividends as derived from such qualified net interest income or as qualified short-term capital gain, and a portion of its distributions may be ineligible for this potential exemption from withholding. Moreover, in the case of shares of the Fund held through an intermediary, the intermediary may withhold U.S. federal income tax even if the Fund designates a payment as derived from such qualified net interest income or qualified short-term capital gain. Hence, no assurance can be provided as to whether any amount of the Fund’s dividends or distributions will be eligible for this exemption from withholding or, if eligible, will be reported as such by the Fund.

Actual or deemed distributions of the Fund’s net capital gains to a non-U.S. shareholder, and gains realized by a non-U.S. shareholder upon the sale of the Fund’s shares, will generally not be subject to U.S. federal withholding tax and generally will not be subject to U.S. federal income tax unless (i) the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the non-U.S. shareholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the non-U.S. shareholder in the United States, or (ii) such non-U.S. shareholder is an individual present in the United States for 183 days or more during the year of the distribution or gain.

If the Fund distributes its net capital gains in the form of deemed rather than actual distributions, a non-U.S. shareholder will be entitled to a U.S. federal income tax credit or tax refund equal to the shareholder’s allocable share of the tax the Fund pays on the capital gains deemed to have been distributed. In order to obtain the refund, the non-U.S. shareholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the non-U.S. shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. For a corporate non-U.S. shareholder, distributions (both actual and deemed) and gains realized upon the sale of Fund shares that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in the shares may not be appropriate for such a non-U.S. shareholder.

The Fund is required to withhold U.S. tax (at a 30% rate) on taxable dividends and may in the future be required to withhold U.S. tax on redemption proceeds, in each case, paid to certain non-U.S. entities that fail to comply (or be deemed compliant) with registration, reporting and/or withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

For foreign shareholders to qualify for an exemption from backup withholding, described above, the foreign shareholder must comply with special certification and filing requirements. Foreign shareholders in the Fund should consult their tax advisors in this regard.

Non-U.S. persons should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

Tax-Exempt Shareholders

Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k) plans, and other tax-exempt entities, generally are exempt from U.S. federal income taxation except with respect to their unrelated business taxable income (“UBTI”). Under current law, the Fund generally serves to block UBTI from being realized by its tax-exempt shareholders with respect to their shares of Fund income. However, notwithstanding the foregoing, tax-exempt shareholders could realize UBTI by virtue of their investment in the Fund if, for example, (i) the Fund invests in residual interests of Real Estate Mortgage Investment Conduits (“REMICs”), (ii) the Fund invests in a REIT that is a taxable mortgage pool (“TMP”) or that has a subsidiary that is a TMP or that invests in the residual interest of a REMIC, or (iii) Shares constitute debt-financed property in the hands of the tax-exempt shareholders within the meaning of section 514(b) of the Code. Charitable remainder trusts are subject to special rules and should consult their tax advisers. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult with their tax advisers regarding these issues.

Certain Potential Tax Reporting Requirements

Under U.S. Treasury regulations, if a shareholder recognizes a loss on disposition of Shares of at least $2 million in any single taxable year or $4 million in any combination of taxable years for an individual shareholder or $10 million in any single taxable year or $20 million in any combination of taxable years for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Significant penalties may be imposed for the failure to comply with the reporting requirements. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

State Tax

In those states that have income tax laws, the tax treatment of the Fund and of Fund shareholders with respect to distributions by the Fund may differ from U.S. federal tax treatment. Potential investors should consult their own tax advisers regarding the state and local tax consequences of an investment in the Shares.

Tax Treatment of Portfolio Transactions

Certain of the Fund’s investments may be subject to complex provisions of the Code (including provisions relating to hedging transactions, straddles, integrated transactions, foreign currency contracts, forward foreign currency contracts, and notional principal contracts) that, among other things, may affect the Fund’s ability to qualify as a RIC, affect the character of gains and losses realized by the Fund (e.g., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require the Fund to mark to market certain types of positions in their portfolios (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without the Fund receiving cash with which to make distributions in amounts sufficient to enable the Fund to satisfy the RIC distribution requirements for avoiding income and excise taxes. The Fund intends to monitor their transactions, intend to make appropriate tax elections, and intend to make appropriate entries in their books and records in order to mitigate the effect of these rules and preserve the Fund’s qualification for treatment as RICs. To the extent the Fund invests in underlying funds that are taxable as RICs, the rules applicable to the tax treatment of complex securities will also apply to the underlying funds that also invest in such complex securities and investments.

Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to the Fund and, in turn, affect the amount, character and timing of dividends and distributions payable by the Fund to its shareholders. This section should be read in conjunction with the discussion above under “Description of Permitted Investments” for a detailed description of the various types of securities and investment techniques that apply to the Fund.

In General. In general, gain or loss recognized by the Fund on the sale or other disposition of portfolio investments will be a capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.

Options, Futures, Forward Contracts and Hedging Transactions. In general, option premiums received by the Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by the Fund is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the Fund minus (b) the Fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of the Fund’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Thus, for example, if an option written by the Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.

The tax treatment of certain futures contracts entered into by the Fund as well as listed non-equity options written or purchased by the Fund on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by the Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.

In addition to the special rules described above in respect of options and futures transactions, the Fund’s transactions in other derivative instruments (including options and forward contracts) as well as its other hedging, short sale, or similar transactions, if any, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by the Fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether the Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain their qualification as RICs and avoid corporate-level tax.

Book-Tax Differences. Certain of the Fund’s investments in derivatives and foreign currency-denominated instruments, and the Fund’s transactions in foreign currencies and hedging activities, may produce a difference between their book income and their taxable income. If the Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a RIC. If the Fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including current earnings and profits arising from tax-exempt income, reduced by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the Shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Foreign Currency Transactions. The Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This treatment could increase or decrease the Fund’s ordinary income distributions to shareholders, and may cause some or all of the Fund’s previously distributed income to be classified as a return of capital. In certain cases, the Fund may make an election to treat such gain or loss as capital.

Mortgage-Related Securities. The Fund may invest directly or indirectly in residual interests in REMICs (including by investing in residual interests in CMOs with respect to which an election to be treated as a REMIC is in effect) or equity interests in TMPs. Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of the Fund’s income (including income allocated to the Fund from a REIT or other pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, the Fund may not be a suitable investment for charitable remainder trusts. Charitable remainder trusts should consult their advisers, as noted above.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute UBTI to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. A shareholder will be subject to U.S. federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the Code.

Special Rules for Debt Obligations. Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) will be treated as debt obligations that are issued originally at a discount. Generally, the original issue discount (“OID”) is treated as interest income and is included in the Fund’s income and required to be distributed by the Fund over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. In addition, payment-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by the Fund in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Alternatively, the Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which the market discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance may be treated as having OID or, in certain cases, “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price). The Fund will be required to include the OID or acquisition discount in income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which OID or acquisition discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

If the Fund holds the foregoing kinds of obligations, or other obligations subject to special rules under the Code, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or, if necessary, by disposition of portfolio securities including at a time when it may not be advantageous to do so. These dispositions may cause the Fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates) and, in the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain dividend than if the Fund had not held such obligations.

Securities Purchased at a Premium. Very generally, where the Fund purchases a bond at a price that exceeds the redemption price at maturity – that is, at a premium – the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if the Fund makes an election applicable to all such bonds it purchases, which election is irrevocable without consent of the IRS, the Fund reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds acquired on or after January 4, 2013, the Fund is permitted to deduct any remaining premium allocable to a prior period.

A portion of the OID accrued on certain high yield discount obligations may not be deductible to the issuer and will instead be treated as a dividend paid by the issuer for purposes of the dividends received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by the Fund may be eligible for the dividends received deduction to the extent attributable to the deemed dividend portion of such OID.

At-risk or Defaulted Securities. Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as whether or to what extent the Fund should recognize market discount on a debt obligation, when the Fund may cease to accrue interest, OID or market discount, when and to what extent the Fund may take deductions for bad debts or worthless securities and how the Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by the Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

Securities Lending. While securities are loaned out by the Fund, the Fund generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. These distributions will neither qualify for the reduced rate of taxation for individuals on qualified dividends nor the 50% dividends received deduction for corporations. Also, any foreign tax withheld on payments made “in lieu of” dividends or interest may not qualify for the pass-through of foreign tax credits to shareholders.

Foreign Taxation. Income, proceeds and gains received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes incurred by the Fund. This will decrease the Fund’s yield on securities subject to such taxes.

Investments in Securities of Uncertain Tax Character. The Fund may invest in securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to RICs under the Code.

CAPITAL STOCK

The Trust currently is comprised of twelve investment funds. The Trust issues Shares of beneficial interest with no par value. The Board may designate additional series of the Trust.

Each Share issued by the Trust has a pro rata interest in the assets of the corresponding Fund. Shares have no pre-emptive, exchange, subscription or conversion rights and are freely transferable. Each Share is entitled to participate equally in dividends and distributions declared by the Board with respect to the relevant Fund, and in the net distributable assets of such Fund on liquidation.

Each whole Share is entitled to one vote with respect to matters upon which it is entitled to vote under the Declaration of Trust and consistent with the requirements of the 1940 Act and the rules promulgated thereunder and each fractional Share is entitled to a proportional fractional vote. Shares of the Fund vote together as a single class except that if the matter being voted on affects only one or more particular Funds it will be voted on only by all such affected Funds, and if a matter affects a particular Fund differently from other Fund, that Fund will vote separately on such matter. Under Delaware law, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. All Shares of the Trust have noncumulative voting rights for the election of Trustees. Under the Declaration of Trust, Trustees of the Trust may be removed by vote of the shareholders.

Under Delaware law, shareholders of a statutory trust may have similar limitations on liability as shareholders of a corporation.

SHAREHOLDER REPORTS

The Trust will issue through DTC Participants to its shareholders semi-annual reports containing unaudited financial statements and annual reports containing financial statements audited by an independent auditor approved by the Trust’s Trustees and by the shareholders when meetings are held and such other information as may be required by applicable laws, rules and regulations. Beneficial Owners also receive annually notification as to the tax status of the Trust’s distributions.

With respect to the Fund, shareholder inquiries may be made by writing to the Trust at TCW ETF Trust, c/o State Street Bank & Trust Company, One Congress Street, Boston, MA 02114.

FINANCIAL STATEMENTS

The Trust’s Annual Report and Semi-Annual Report for the Fund will be available at no charge by calling the toll-free number (866) 364-1383 during normal business hours. The audited financial statements of the Predecessor Mutual Fund within the TCW Funds, Inc.’s report to shareholders for the fiscal period ended October 31, 2026, the notes thereto, and the report of TCW Funds, Inc.’s independent registered public accounting firm thereon are incorporated herein by reference to the TCW Funds, Inc.’s Annual Report to shareholders, which was filed with the SEC on Form N-CSR on [   ] (Accession Number: [   ]). Copies of TCW Funds, Inc.’s annual report are available at no charge by calling the toll-free number (800) 386-3829 during normal business hours.

DISCLAIMERS

Shares of the Trust are not sponsored, endorsed, or promoted by the [   ]. The [   ] makes no representation or warranty, express or implied, to the owners of the Shares of the Fund. The [   ] is not responsible for, nor has it participated in, the determination of the timing of, prices of, or quantities of the Shares of the Fund to be issued, or in the determination or calculation of the equation by which the Shares are redeemable. The [   ] has no obligation or liability to owners of the Shares of the Fund in connection with the administration, marketing, or trading of the Shares of the Fund. Without limiting any of the foregoing, in no event shall the [   ] have any liability for any lost profits or indirect, punitive, special, or consequential damages even if notified of the possibility thereof.

The Fund is not sponsored, endorsed, sold or promoted by Morningstar, Inc. Morningstar, Inc. makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund in particular or the ability of the Morningstar® US Large Cap Select Index℠ or the Morningstar® US Market Extended TR USD Index℠ (the “Morningstar Indexes”) to track general stock market performance. Morningstar, Inc.’s only relationship to the Adviser is the licensing of certain service marks and service names of Morningstar, Inc. and the Morningstar Indexes which are determined, composed and calculated by Morningstar, Inc. without regard to the Adviser or the Fund. Morningstar, Inc. has no obligation to take the needs of the Adviser or the owners of the Fund into consideration in determining, composing or calculating the Morningstar Indexes. Morningstar, Inc. is not responsible for and has not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund is converted into cash. Morningstar, Inc. has no obligation or liability in connection with the administration, marketing or trading of the Fund.

MORNINGSTAR, INC. EXPRESSLY DISCLAIMS ANY WARRANTY AROUND THE ACCURACY, COMPLETENESS AND/OR TIMELINESS OF THE MORNINGSTAR INDEXES OR ANY DATA INCLUDED THEREIN AND MORNINGSTAR, INC. SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. MORNINGSTAR, INC. MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OR USERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE MORNINGSTAR INDEXES OR ANY DATA INCLUDED THEREIN. MORNINGSTAR, INC. MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE MORNINGSTAR INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MORNINGSTAR HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

PART C: OTHER INFORMATION

Item 28. Exhibits

(a)(1)(A)	Certificate of Trust dated October 26, 2020, as filed with the Office of the Secretary of State of the State of Delaware on October 26, 2020, for Deer Lane ETF Trust (the “Registrant” or “Trust”) is incorporated by reference to the Registrant’s Registration Statement on Form N-1A (Registration Nos. 333-249926 and 811-23617) (the “Registration Statement”) filed November 6, 2020.

(a)(1)(B)	Certificate of Amendment dated December 21, 2020 to the Certificate of Trust of the Registrant, as filed with the Office of the Secretary of State of Delaware on December 21, 2020 is incorporated by reference to the Registrant’s Registration Statement filed April 23, 2021.

(a)(1)(C)	Certificate of Amendment dated October 13, 2023 to the Certificate of Trust of the Registrant, as filed with the Office of the Secretary of State of Delaware on October 12, 2023, is incorporated by reference to the Registrant’s Registration Statement filed on December 29, 2023.

(a)(2)	Second Amended and Restated Agreement and Declaration of Trust of the Registrant dated October 13, 2023 (the “Declaration”) is incorporated by reference to the Registrant’s Registration Statement filed on December 29, 2023.

(b)	Second Amended and Restated By-Laws of the Registrant dated October 13, 2023 (the “By-Laws”) is incorporated by reference to the Registrant’s Registration Statement filed December 29, 2023.

(c)(1)	Portions of the Declaration relating to shareholders’ rights are incorporated by reference to the Registrant’s Registration Statement filed December 29, 2023.

(c)(2)	Portions of the By-Laws relating to shareholders’ rights are incorporated by reference to the Registrant’s Registration Statement filed December 29, 2023.

(d)	Investment Advisory Agreement between the Registrant and TCW Investment Management Company LLC (the “Adviser”) is incorporated by reference to the Registrant’s Registration Statement filed December 29, 2023.

(e)(1)	Distribution Agreement between the Registrant and Foreside Financial Services LLC (“Foreside”) is incorporated by reference to the Registrant’s Registration Statement filed April 23, 2021.

(e)(2)	Distribution Services Agreement between the Adviser and Foreside is incorporated by reference to the Registrant’s Registration Statement filed December 29, 2023.

(f)	Not Applicable.

(g)(1)	Custody Agreement between the Registrant and Brown Brothers Harriman & Co. (“BBH”) is incorporated by reference to the Registrant’s Registration Statement filed April 23, 2021.

(g)(2)	Custody Agreement between the Registrant and State Street Bank & Trust Company (“State Street”) is incorporated by reference to the Registrant’s Registration Statement filed June 18, 2024.

(h)(1)	Administrative and Transfer Agency Agreement between the Registrant and BBH is incorporated by reference to the Registrant’s Registration Statement filed April 23, 2021.

(h)(2)	Amendment to Administrative and Transfer Agency Agreement is incorporated by reference to the Registrant’s Registration Statement filed December 29, 2023.

(h)(3)	Administration Agreement between the Registrant and State Street is incorporated by reference to the Registrant’s Registration Statement filed June 18, 2024.

(h)(4)	Transfer Agency and Service Agreement between the Registrant and State Street is incorporated by reference to the Registrant’s Registration Statement filed June 18, 2024.

(h)(5)	Form of Authorized Participant Agreement is incorporated by reference to the Registrant’s Registration Statement filed April 23, 2021.

(h)(6)	Principal Financial Officer/Treasurer Agreement between the Registrant and Foreside Fund Officers Service, LLC (“Foreside Fund Officers”) is incorporated by reference to the Registrant’s Registration Statement filed April 23, 2021.

(h)(7)	Chief Compliance Officer and Anti Money Laundering Officer Agreement between the Registrant and Foreside Fund Officer Services is incorporated by reference to the Registrant’s Registration Statement filed April 23, 2021.

(h)(8)(A)	Fund of Funds Investment Agreement, dated September 18, 2024, is incorporated by reference to the Registrant’s Registration Statement filed February 27, 2026.

(h)(8)(A)(i)	Amendment No. 1 to the Fund of Funds Investment Agreement, dated December 13, 2024, is incorporated by reference to the Registrant’s Registration Statement filed February 27, 2026.

(h)(8)(B)	Fund of Funds Investment Agreement, dated June 17, 2025, is incorporated by reference to the Registrant’s Registration Statement filed February 27, 2026.

(i)(1)	Opinion and Consent of Counsel related to the TCW Transform 500 ETF (formerly, Engine No. 1 Transform 500 ETF) is incorporated by reference to the Registrant’s Registration Statement on Form N-1A (Registration Nos. 333-249926 and 811-23617) filed April 23, 2021.

(i)(2)	Opinion and Consent of Counsel related to the TCW Transform Supply Chain ETF (formerly, Engine No. 1 Transform Supply Chain ETF) is incorporated by reference to the Registrant’s Registration Statement on Form N-1A (Registration Nos. 333-249926 and 811-23617) filed December 23, 2022.

(i)(3)	Opinion and Consent of Counsel related to the TCW Transform Systems ETF (formerly, TCW Transform Climate ETF) is incorporated by reference to the Registrant’s Registration Statement on Form N-1A (Registration Nos. 333-249926 and 811-23617) filed February 28, 2023.

(i)(4)

Opinion and Consent of Counsel related to the TCW Transform Scarcity ETF (formerly, Engine No. 1 Transform Scarcity ETF) is incorporated by reference to the Registrant’s Registration Statement on Form N-1A (Registration Nos. 333-249926 and 811-23617) filed March 22, 2023.

(i)(5)	Opinion and Consent of Counsel related to TCW Artificial Intelligence ETF and TCW Compounders ETF is incorporated by reference to the Registrant’s Registration Statement on Form N-1A (Registration Nos. 333-249926 and 811-23617) filed April 30, 2024.

(i)(6)	Opinion and Consent of Counsel related to TCW Flexible Income ETF, TCW Senior Loan ETF, TCW Investment Grade Credit ETF, TCW High Yield Bond ETF, TCW AAA CLO ETF and TCW Multisector Credit Income ETF is incorporated by reference to the Registrant’s Registration Statement filed June 18, 2024.

(i)(7)	Opinion and Consent of Counsel related to TCW Corporate Bond ETF is incorporated by reference to the Registrant’s Registration Statement filed on October 30, 2024.

(i)(8)	Opinion and Consent of Counsel related to TCW Core Plus Bond ETF is incorporated by reference to the Registrant’s Registration Statement filed on June 11, 2025.

(i)(9)	Opinion and Consent of Counsel related to TCW Securitized Income ETF is incorporated by reference to the Registrant’s Registration Statement filed on August 28, 2026.

(i)(10)	Opinion and Consent of Counsel related to TCW Mid Cap Value ETF, to be filed by amendment.

(j)	Consent of independent registered public accounting firm, to be filed by amendment.

(k)	Not Applicable.

(l)	TCW ETF Trust (formerly, Engine No. 1 ETF Trust) Initial Capital Agreement dated April 7, 2021 is incorporated by reference to the Registrant’s Registration Statement filed April 23, 2021.

(m)	Not Applicable.

(n)	Not Applicable.

(o)	Not Applicable.

(p)(1)	Code of Ethics of the Registrant is incorporated by reference to the Registrant’s Registration Statement filed April 23, 2021.

(p)(2)	Code of Ethics of the Adviser is incorporated by reference to the Registrant’s Registration Statement on Form N-1A (Registration Nos. 333-249926 and 811-23617) filed December 29, 2023.

(p)(3)	Code of Ethics of Foreside is incorporated by reference to the Registrant’s Registration Statement filed April 23, 2021.

(q)(1)	Power of Attorney for Andrew Tarica, Martin Luther King III, Megan McClellan, Michael Swell, Patrick C. Haden, Patrick Moore, Peter McMillan, Robert G. Rooney, and Victoria B. Rogers, dated March 4, 2024, is incorporated by reference to the Registrant’s Registration Statement filed March 8, 2024.

(q)(2)	Power of Attorney for David Vick, dated February 4, 2026, is incorporated by reference to the Registrant’s Registration Statement filed February 27, 2026.

Item 29. Persons Controlled by or Under Common Control with the Fund

Not applicable.

Item 30. Indemnification

Reference is made to the Second Amended and Restated Declaration of Trust (the “Declaration”) incorporated by reference to the Registrant’s Registration Statement on Form N-1A (Registration Nos. 333-249926 and 811-23617) filed December 29, 2023.

Nothing contained in the Declaration shall indemnify, hold harmless or protect any officer or trustee from or against any liability to the Trust or any shareholder to which such person to the extent such indemnification is prohibited by applicable federal law.

Item 31. Business and Other Connections of the Investment Adviser

In addition to the Registrant, the Adviser serves as investment adviser or sub-adviser to a number of open-end and closed-end management investment companies that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), foreign investment companies, and private funds. The information required by this Item 31 as to any other business, profession, vocation or employment of a substantial nature engaged in by the Adviser and each officer, director or partner of the Adviser during the last two fiscal years is incorporated by reference to Schedules A and D of Form ADV (SEC File No. 801-29075) filed by the Adviser pursuant to the Investment Advisers Act of 1940, as amended.

Item 32. Principal Underwriters

Item 32(a) Foreside Financial Services, LLC (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1.	13D Activist Fund, Series of Northern Lights Fund Trust
2.	2nd Vote Funds
3.	AAMA Equity Fund, Series of Asset Management Fund
4.	AAMA Income Fund, Series of Asset Management Fund
5.	Adams Street Private Equity Navigator Fund LLC
6.	Advisers Investment Trust
7.	AG Twin Brook Capital Income Fund
8.	Align Alternative Access Fund
9.	AltShares Trust
10.	American Beacon AHL Trend ETF, Series of American Beacon Select Funds
11.	American Beacon GLG Natural Resources ETF, American Beacon Select Funds
12.	American Beacon Ionic Inflation Protection ETF, American Beacon Select Funds
13.	Aristotle Funds Series Trust
14.	Boston Trust Walden Funds (f/k/a The Boston Trust & Walden Funds)
15.	Bow River Capital Evergreen Fund
16.	Connetic Venture Capital Access Fund
17.	Constitution Capital Access Fund, LLC
18.	Datum One Series Trust
19.	Diamond Hill Funds
20.	Diamond Hill Securitized Credit Fund
21.	Driehaus Mutual Funds
22.	EntrepreneurShares Series Trust
23.	FMI Funds, Inc.
24.	Impax Funds Series Trust I (f/k/a Pax World Funds Series Trust I)
25.	Impax Funds Series Trust III (f/k/a Pax World Funds Series Trust III)
26.	Inspire 100 ETF, Series of Northern Lights Fund Trust IV
27.	Inspire 500 ETF, Series of Northern Lights Fund Trust IV
28.	Inspire Corporate Bond ETF, Series of Northern Lights Fund Trust IV
29.	Inspire Fidelis Multi Factor ETF, Series of Northern Lights Fund Trust IV
30.	Inspire Global Hope ETF, Series of Northern Lights Fund Trust IV

31.	Inspire International ETF, Series of Northern Lights Fund Trust IV
32.	Inspire Growth ETF, Series of Northern Lights Fund Trust IV
33.	Inspire Small/Mid Cap ETF, Series of Northern Lights Fund Trust IV
34.	Inspire Capital Appreciation ETF, Series of the Northern Lights Fund Trust IV
35.	LifeX 2035 Income Bucket ETF, Series of Stone Ridge Trust
36.	LifeX 2050 Inflation-Protected Longevity Income ETF, Series of Stone Ridge Trust
37.	LifeX 2050 Longevity Income ETF, Series of Stone Ridge Trust
38.	LifeX 2055 Inflation-Protected Longevity Income ETF, Series of Stone Ridge Trust
39.	LifeX 2055 Longevity Income ETF, Series of Stone Ridge Trust
40.	LifeX 2060 Inflation-Protected Longevity Income ETF, Series of Stone Ridge Trust
41.	LifeX 2060 Longevity Income ETF, Series of Stone Ridge Trust
42.	LifeX 2065 Inflation-Protected Longevity Income ETF, Series of Stone Ridge Trust
43.	LifeX 2065 Longevity Income ETF, Series of Stone Ridge Trust
44.	LifeX Durable Income ETF, Series of Stone Ridge Trust
45.	Nomura Energy Transition ETF, Series of Nomura ETF Trust
46.	Nomura Focused Emerging Markets Equity ETF, Series of Nomura ETF Trust
47.	Nomura Focused International Core ETF, Series of Nomura ETF Trust
48.	Nomura Focused Large Growth ETF, Series of Nomura ETF Trust
49.	Nomura Global Listed Infrastructure ETF, Series of Nomura ETF Trust
50.	Nomura National High-Yield Municipal Bond ETF, Series of Nomura ETF Trust
51.	Nomura Tax-Free USA ETF, Series of Nomura ETF Trust
52.	Nomura Tax-Free USA Short Term ETF, Series of Nomura ETF Trust
53.	Nomura Transformational Technologies ETF, Series of Nomura ETF Trust
54.	Man ETF Series Trust
55.	Meketa Infrastructure Fund
56.	Nomura Alternative Income Fund
57.	Praxis Mutual Funds
58.	Primark Meketa Private Equity Investments Fund
59.	SA Funds – Investment Trust
60.	Sequoia Fund, Inc.
61.	Simplify Exchange Traded Funds
62.	Siren ETF Trust
63.	Stone Ridge Alternative Lending Risk Premium Fund, Series of Stone Ridge Trust V
64.	Stone Ridge Art Risk Premium Fund, Series of Stone Ridge Trust VIII
65.	Stone Ridge Reinsurance Risk Premium Interval Fund, Series of Stone Ridge Trust II
66.	Tactical Dividend and Momentum Fund, Series of Two Roads Shared Trust
67.	TCG Strategic Income Fund
68.	TCW ETF Trust

Item 32(b) The following are the Officers and Manager of the Distributor, the Registrant’s underwriter. The Distributor’s main business address is 190 Middle Street, Suite 301, Portland, Maine 04101.

Name	Address	Position with Underwriter	Position with Registrant
Teresa Cowan	190 Middle Street, Suite 301, Portland, ME 04101	President/Manager	None

Chris Lanza	190 Middle Street, Suite 301, Portland, ME 04101	Vice President	None

Kate Macchia	190 Middle Street, Suite 301, Portland, ME 04101	Vice President	None

Jennifer A. Brunner	190 Middle Street, Suite 301, Portland, ME 04101	Vice President and Chief Compliance Officer	None

Gabriel E. Edelman	190 Middle Street, Suite 301, Portland, ME 04101	Secretary	None

Susan L. LaFond	190 Middle Street, Suite 301, Portland, ME 04101	Treasurer	None

Weston Sommers	190 Middle Street, Suite 301, Portland, ME 04101	Financial and Operations Principal and Chief Financial Officer	None

Item 32(c) Not applicable.

Item 33. Location of Accounts and Records

The books, accounts and other documents required by Section 31(a) under the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained in the physical possession of TCW ETF Trust, located at 515 South Flower Street, Los Angeles, CA, 90071. The Distributor will maintain all records relating to its services as distributor of the Registrant at 190 Middle Street, Suite 301, Portland, Maine 04101.

Item 34. Management Services

Not applicable.

Item 35. Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 (the “Securities Act”) and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(a) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles and State of California on this 13th day of November, 2026.

TCW ETF Trust

/s/ Peter Davidson
Name:	Peter Davidson
Title:	Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

Name	Title	Date

*	Trustee	November 13, 2026
Andrew Tarica

/s/ Richard Villa	Trustee, President, Principal Officer, Chief Financial Officer and Treasurer	November 13, 2026
Richard Villa	(Principal Financial Officer)

*	Trustee	November 13, 2026
Martin Luther King III

*	Trustee	November 13, 2026
Michael Swell

*	Trustee	November 13, 2026
Patrick C. Haden

*	Trustee	November 13, 2026
David Vick

*	Trustee	November 13, 2026
Peter McMillan

*	Trustee	November 13, 2026
Robert G. Rooney

*	Trustee	November 13, 2026
Victoria B. Rogers

*By:	/s/ Peter Davidson
Peter Davidson
Attorney-in-Fact